UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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AUDACY, INC.
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Audacy, Inc.
2400 Market Street, 4th Floor
Philadelphia, Pennsylvania 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Audacy, Inc. (the “Company”) will be a virtual meeting conducted via live webcast on Tuesday, May 10, 2022 at 8:30 a.m., Eastern Daylight Time, (the “Annual Meeting”), for the following purposes:

1.    To elect one Class A Director, in Board Class II, for a three year term expiring at the 2025 annual meeting of shareholders or until such Director’s successor is duly elected and qualified;
2.    To elect three other Directors, in Board Class II, each for a three year term expiring at the 2025 annual meeting of shareholders or until each such Director’s successor is duly elected and qualified;
3.    To consider the approval of an amendment and restatement to the Audacy Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder;
4.    To consider the approval of the Audacy 2022 Equity Compensation Plan
5.    To ratify the selection of Grant Thornton, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022; and
6.    To transact such other business as may properly come before the Annual Meeting and/or any adjournments thereof.

    The virtual Annual Meeting will be accessible at: https://web.lumiagm.com/290521398 (Passcode: audacy2022). If you were a shareholder of record of our Class A Common Stock, par value $0.01 per share, or Class B Common Stock, par value $0.01 per share, at the close of business on March 15, 2022, you may vote in connection with this Annual Meeting as described in our 2022 Proxy Statement. Please note that this is a virtual Annual Meeting; there is no in-person annual meeting for you to attend.
To participate during the virtual Annual Meeting, you will need the 11-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to allow ample time for online check-in, which will begin at 8:15 a.m., Eastern Daylight Time. If you wish to listen to the meeting, but not vote at the meeting, you do not need to check-in in advance and you do not need an 11-digit control number.
    In the event a quorum is not present at the Annual Meeting and such meeting is adjourned to a later date at least fifteen days after the initial date of the Annual Meeting, then those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matters to be considered.
By Order of the Board of Directors,
Andrew P. Sutor, IV
Secretary
Philadelphia, Pennsylvania
March 28, 2022

Audacy, Inc.
2400 Market Street, 4th Floor
Philadelphia, Pennsylvania 19103
________________________________________________________________

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 10, 2022
________________________________________________________________

    The Annual Meeting of Shareholders of Audacy, Inc. will be held by a live webcast on Tuesday, May 10, 2022 at 8:30 a.m, Eastern Daylight Time.
    The virtual Annual Meeting will be accessible at:    https://web.lumiagm.com/290521398
    Passcode:    audacy2022
Please note that this is a virtual Annual Meeting; there is no in-person annual meeting for you to attend. To participate during the virtual Annual Meeting, you will need the 11-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to allow ample time for online check-in, which will begin at 8:15 a.m., Eastern Daylight Time. If you wish to listen to the meeting, but not vote at the meeting, you do not need to check-in in advance and you do not need an 11-digit control number.
ABOUT THIS PROXY STATEMENT
    Our Board of Directors has prepared this proxy statement to solicit your vote at the 2022 Annual Meeting of Shareholders, including any adjournment or postponement thereof (the “Annual Meeting”). We will pay all expenses incurred in connection with this proxy solicitation. In addition to preparing this proxy statement, we have hired D.F. King & Co., Inc., a division of American Stock Transfer & Trust Company, LLC, to be our proxy solicitation agent for a fee of approximately $7,500 plus expenses. We also may make solicitations by telephone, facsimile or other forms of communication. Brokers, banks and other nominees who hold our stock for other beneficial owners will be reimbursed by us for their expenses related to forwarding our proxy materials to the beneficial owners.
    In this proxy statement we summarize information that we are required to provide to you under the Securities and Exchange Commission rules. This proxy statement is designed to assist you in voting your shares. The proxy materials are first being mailed on or about March 28, 2022 to all shareholders of record of our Class A and Class B Common Stock, par value $0.01 per share, at the close of business as of March 15, 2022. Unless the context requires otherwise, all references in this proxy statement to Audacy, Inc., “Audacy,” “we,” “us,” “our” and similar terms, refer to Audacy, Inc. and its consolidated subsidiaries.
INTERNET AVAILABILITY OF PROXY MATERIAL
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 10, 2022. The Proxy Statement and Annual Report are available at www.audacyinc.com/investors. Select “Annual Meeting and Proxy Materials.”
PROPOSALS
    At the Annual Meeting, our shareholders will be asked to vote upon the following Proposals:
•Proposal 1: Election of a Class A Director in Board Class II. Our Board of Directors has nominated the following person to stand for election as a Class A Director in Board Class II with a three year term expiring at the 2025 Annual Meeting or until such Director’s successor is duly elected and qualified: Mark R. LaNeve.
•Proposal 2: Election of three other Directors in Board Class II. Our Board of Directors has nominated the following persons to stand for election as a Director in Board Class II each with a three year term expiring at the 2025 Annual Meeting or until each such Director’s successor is duly elected and qualified: Sean R. Creamer, Joel Hollander & Monique L. Nelson.
•Proposal 3: Consideration of the approval of an amendment and restatement to the Audacy Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder. The board of Directors has approved, and is submitting to the shareholders of the Company for their approval, an amendment to and restatement of the Audacy Employee Stock Purchase Plan.
•Proposal 4: Consideration of the approval of the Audacy 2022 Equity Compensation Plan. The Board of Directors has approved, and is submitting to the shareholders of the Company for their approval, the Audacy 2022 Equity Compensation Plan.
•Proposal 5: Ratification of the Selection of Independent Registered Public Accounting Firm. The Audit Committee of our Board of Directors has selected Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2022, and is proposing that the shareholders ratify such selection.
INFORMATION ABOUT VOTING
Record Holders. If you are a shareholder of record of our Class A Common Stock as of the close of business on March 15, 2022, you may vote your shares:
•By Proxy: You may vote your shares via a toll-free telephone number (1-800-PROXIES (1-800-776-9437)) or over the Internet (www.voteproxy.com) as instructed in the Notice of Internet Availability of Proxy Materials. If you provide a proxy without indicating how you wish to vote, all of your shares will be voted at the discretion of your proxies on any matter that may be properly brought before the Annual Meeting, except to the extent such discretionary voting is not permitted by any applicable rules or regulations.
•In Person (virtually / on-line): To participate during the virtual Annual Meeting, you will need the 11-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to allow ample time for online check-in, which will begin at 8:15 a.m., Eastern Daylight Time.

    If you are a shareholder of record of our Class B Common Stock as of the close of business on March 15, 2022, you may vote your shares:
•By Proxy: You can vote by completing, signing and dating the enclosed proxy card and returning it to us by mail in the envelope provided. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card are your proxies. They will vote your shares as you indicate. If you provide a proxy without indicating how you wish to vote, all of your shares will be voted at the discretion of your proxies on any matter that may be properly brought before the Annual Meeting, except to the extent such discretionary voting is not permitted by any applicable rules or regulations.
•In Person (virtually / on-line): To participate during the virtual Annual Meeting, you will need to provide your ballot to the Corporate Secretary of the Company.
    You may revoke your proxy before it is voted at the meeting if you: (i) send a written notice of revocation dated after the proxy date to our Corporate Secretary; (ii) send our Corporate Secretary a later dated proxy for the same shares of Common Stock; or (iii) attend the virtual Annual Meeting and vote online.
    The address for our Corporate Secretary is Audacy, Inc., 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103, Attention: Andrew P. Sutor, IV, Secretary.
Beneficial Owners: shares registered in the name of a broker or bank. If your Class A Common Stock is registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner, you should receive a proxy card and voting instructions from the actual record holder (i.e., your bank, broker or other agent), rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. Many of these institutions offer telephone and Internet voting.
To participate during the virtual Annual Meeting and cast a vote, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the virtual Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219

Requests for registration must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Daylight Time, on Friday May 6, 2022. You will receive a confirmation of your registration by email after we receive your registration materials.
VOTING SECURITIES
    Our Amended and Restated Articles of Incorporation (the “Charter”) provide that each share of Class A Common Stock is entitled to one vote and that each share of Class B Common Stock is entitled to ten votes, except: (i) any share of Class B Common Stock not voted by either Joseph M. Field or David J. Field, in their own right or pursuant to a proxy, is entitled to one vote; (ii) the holders of Class A Common Stock, voting as a single class, are entitled to elect two Class A Directors; (iii) each share of Class B Common Stock is entitled to one vote with respect to certain “Going Private Transactions” (as defined in the Charter); and (iv) as required by law. Therefore:
•Shareholders of our Class A Common Stock at the close of business on March 15, 2022 will be entitled to vote on Proposals 1 through 5.
•Shareholders of our Class B Common Stock at the close of business on March 15, 2022 will be entitled to vote on Proposals 2 through 5.
    At the close of business on March 15, 2022, there were 139,869,750 outstanding shares of Class A Common Stock, which include 6,718,163 shares that are either unvested restricted stock or vested but deferred shares of restricted stock (neither of which has the right to vote). As a result, as of the close of business on March 15, 2022, there were 133,151,587 shares of our outstanding shares of Class A Common Stock entitled to vote at the Annual Meeting. In addition, at the close of business on March 15, 2022, there were 4,045,199 outstanding shares of our Class B Common Stock and no outstanding shares of our Class C Common Stock. Each share of Class B Common Stock voted by Joseph M. Field or David J. Field with respect to any proposal other than Proposal 1 (with respect to which Class B shares cannot vote) is entitled to ten votes. Holders of our Class C Common Stock, of which there are none, would not be entitled to vote on these proposals.
INFORMATION ABOUT QUORUM AND REQUIRED VOTES
    The presence in person (virtually) or by proxy of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter or proposal to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter or proposal. Assuming a quorum is present, votes on the proposals will be tallied as follows:
•Proposal 1: Election of a Class A Director in Board Class II. Subject to the “Plurality Plus” voting requirements described below, the person nominated as a Class A Director in Board Class II receiving the most votes from shares of Class A Common Stock will be elected.
•Proposal 2: Election of three other Directors in Board Class II. Subject to the “Plurality Plus” voting requirements described below, the three persons nominated as Directors in Board Class II (other than a person nominated as a Class A Director in Board Class II) receiving the most votes from all shares of Class A Common Stock and Class B Common Stock will be elected.
•Proposal 3: Consideration of the approval of an amendment and restatement to the Audacy Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder. The approval of an amendment to the Audacy Employee Stock Purchase Plan requires the affirmative vote from a majority of the votes of all shares of Class A common stock and Class B common stock that are present in person (virtually) or by proxy and are voting on such proposal.
•Proposal 4: Consideration of the approval of the Audacy 2022 Equity Compensation Plan. The approval of the Audacy 2022 Equity Compensation Plan requires the affirmative vote from a majority of the votes of all shares of Class A common stock and Class B common stock that are present in person (virtually) or by proxy and are voting on such proposal.
•Proposal 5: Ratification of the Selection of Independent Registered Public Accounting Firm. The ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2022, requires the affirmative vote from a majority of the votes of all shares of Class A Common Stock and Class B Common Stock that are present in person (virtually) or by proxy and are voting on such proposal.
    In the event a quorum is not present at the meeting and such meeting is adjourned to a later date at least fifteen days after the initial date of the meeting, then those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matters to be considered.
    Unless otherwise required by our Bylaws or by applicable law, approval of any other matter properly presented for a vote at the meeting will require the affirmative vote of a majority of the votes cast by all holders of Class A Common Stock and Class B Common Stock present in person (virtually) or by proxy; provided that if any shareholders are entitled to vote thereon as a class, such approval will require the affirmative vote of a majority of the votes cast by the shareholders entitled to vote as a class who are present in person (virtually) or by proxy.
    Shares of our common stock represented by proxies that are marked “withhold authority” or are marked “abstain,” or which constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum. Broker non-votes occur when a nominee holding shares of our common stock for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess, or chooses to not exercise, discretionary authority with respect thereto.
    Generally, with respect to any matter to be decided by a plurality (such as the election of Directors) or a majority of the votes cast at the meeting, proxies marked “withhold authority” or marked “abstain,” or which constitute broker non-votes will not be counted for the purpose of determining the number of votes cast at the meeting and will have no effect on the outcome of such vote.
Plurality Plus Requirement – Election of Directors
    In 2020, our Board of Directors approved an amendment to our Bylaws to implement a Plurality Plus voting standard. In connection therewith, each person who is nominated to stand for election as Director must, as a condition to such nomination, tender an irrevocable conditional resignation in advance of the meeting for the election of directors. Each of the Board of Directors' nominees has submitted the required irrevocable conditional resignation. In an uncontested election of directors, where the number of nominees does not exceed the number of Directors to be elected:
•If any nominee who is not an incumbent director receives a plurality of the votes cast but does not receive a majority of the votes cast, the resignation of such nominee referenced above will be automatically accepted.
•If the nominee is an incumbent director who is standing for re-election and such nominee receives a plurality of the votes cast but does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept the director’s resignation or whether other action should be taken. Each Director standing for reelection at such meeting of shareholders not receiving a majority of the votes cast must recuse themselves and not participate in the Committee’s recommendation or the Board of Directors’ decision regarding the tendered resignation; provided that, if in the event of such recusal(s) the Committee has less than one voting participant, then the Committee shall make no recommendation. The Board of Directors will consider the Committee’s recommendation (if any) and publicly disclose the Board of Directors’ decision and the basis for that decision within 90 days from the date of the certification of the final election results.
    For purposes of this Plurality Plus voting standard, a majority of the votes cast means that the number of shares voted “for” must exceed the number of shares voted “withhold” with respect to a director’s election. Votes cast shall not include abstentions or broker non-votes. In a contested election where the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of the votes cast.

INFORMATION TO RELY UPON WHEN CASTING YOUR VOTE
    You should rely only on the information contained in this proxy statement. We have not authorized anyone to give any information or to make any representations in connection with this proxy solicitation other than those contained in this proxy statement. You should not rely on any information or representation not contained in this proxy statement. You should not infer under any circumstances that because of the delivery to you of this proxy statement there has not been a change in the facts set forth in this proxy statement or in our affairs since the date of this proxy statement. This proxy statement does not constitute a solicitation by anyone in any jurisdiction in which the solicitation is not authorized or in which the person making the solicitation is not qualified to do so or to anyone to whom it is unlawful to make a solicitation.
NOTE REGARDING FORWARD-LOOKING STATEMENTS
    This proxy statement and the accompanying material may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are not statements of historical facts, but rather reflect our current expectations concerning future results and events. You can identify these forward-looking statements by our use of words such as “anticipates,” “believes,” “continues,” “expects,” “intends,” “likely,” “may,” “opportunity,” “plans,” “potential,” “project,” “will,” and similar expressions, whether in the negative or the affirmative. We cannot guarantee that we actually will achieve these plans, intentions or expectations. These forward-looking statements are subject to risks, uncertainties and other factors, some of which are beyond our control, which could cause actual results to differ materially from those forecasted or anticipated in such forward-looking statements.
    You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this proxy statement. We undertake no obligation to update these statements or publicly release the result of any revisions to these statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Proposals
PROPOSAL 1

ELECTION OF A CLASS A DIRECTOR IN BOARD CLASS II
DESCRIPTION OF PROPOSAL
    One Class A Director in Board Class II will be elected at the 2022 Annual Meeting to serve until the 2025 Annual Meeting or until such Director’s successor is duly elected and qualified. The Class A nominee to Board Class II of our Board of Directors is Mark R. LaNeve. Mr. LaNeve has consented to serve if elected, but should such nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by our Board of Directors.
BOARD OF DIRECTORS’ NOMINEE FOR CLASS A DIRECTOR IN BOARD CLASS I
•Mark R. LaNeve - Class A Director. Mark R. LaNeve (age 63) has served as one of Audacy’s directors since March 2014. Mr. LaNeve is currently employed as the President of Charge Enterprises, a publicly traded company that focuses on Electric vehicle charging and 5G data infrastructure. Mr. LaNeve also serves as the non-executive Chairman of KeyFetch Automotive, a privately held company that sells a portfolio of Finance and Insurance products to auto retailers, and as Chairman of Franchise Equity Partners, a privately held investment fund that seeks minority positions in large franchise holders in various verticals, including dealerships. He previously served as Vice President, Marketing, Sales and Service U.S. & Canada of the Ford Motor Company from January 2015 until January 2021. From August 2012 through January 2014 Mr. LaNeve served as Chief Operating Officer of Global Team Ford, an agency that serves as the marketing and advertising agency for the Ford Motor Company and the Ford and Lincoln brands on a global basis, which is part of the WPP Group, a multinational advertising and public relations company. Mr. LaNeve was previously with Allstate Insurance Corporation where he served as Senior Executive Vice President (January 2011–February 2012) and Chief Marketing Officer (October 2009–February 2012). Prior to joining Allstate, Mr. LaNeve was Vice President of Sales, Service and Marketing at General Motors Corporation (September 2004–January 2009). Mr. LaNeve is involved with various organizations that assist people affected by autism and serves on the board of Angel’s Place, a non-profit organization that provides people-centered services, including homes and professional support for adults with developmental disabilities. Mr. LaNeve has a B.A. in Marketing from the University of Virginia.
RECOMMENDATION OF THE BOARD OF DIRECTORS
    Our Board of Directors unanimously recommends that you vote “FOR” such nominee listed above.
    In nominating the present slate of Directors to be considered at the 2022 Annual Meeting, our Board and our Nominating/Corporate Governance Committee considered the following specific experience, qualifications, attributes or skills in concluding that such nominee should continue to serve as a Director of the Company:
    Mark R. LaNeve has served as one of our Directors since March 2014. Mr. LaNeve has significant experience in the advertising industry, having previously served as Vice President, Marketing, Sales and Service, U.S. & Canada, of the Ford Motor Company, and prior thereto as Chief Operating Officer of Global Team Ford, Chief Marketing Officer of Allstate, Chief Marketing Officer of Volvo (where he later served as President and CEO) and Vice President of Sales, Service and Marketing at General Motors.

PROPOSAL 2

ELECTION OF THREE OTHER DIRECTORS IN BOARD CLASS II
DESCRIPTION OF PROPOSAL
    Presently, there are ten members of our Board of Directors (including two Class A Directors and eight other directors). Proxies cannot be voted for a greater number of persons than the number of nominees named.
    In addition to the one Class A Director, three other Directors in Board Class II will be elected at the 2022 Annual Meeting to serve until the 2025 Annual Meeting or until each such Director’s successor is duly elected and qualified. The nominees to Board Class II of our Board of Directors are Sean R. Creamer, Joel Hollander and Monique L. Nelson. Each such nominee has consented to serve if elected, but should such nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by our Board of Directors.
BOARD OF DIRECTORS’ NOMINEES FOR CLASS II OF THE BOARD OF DIRECTORS
•Sean R. Creamer - Director. Sean R. Creamer (age 57) has served as one of Audacy’s directors since November 2017. From April 2016 until August 2021, Mr. Creamer served as an Executive Vice President and a member of the board of directors of Merkle Inc. From April 2016 through July 2020 he also served as Chief Financial Officer. Formerly, he was Executive Vice President and Chief Financial Officer of The Madison Square Garden Company (“MSG”) from 2014 to 2015. Prior to that, he served as President and Chief Executive Officer of Arbitron Inc. (now known as Nielsen Audio) from 2012 to 2014, its Executive Vice President and Chief Operating Officer from 2011-2012, and various other financial leadership positions (including Chief Financial Officer) at Arbitron beginning in 2005. Mr. Creamer has an MST (Masters of Science in Taxation) from Georgetown University and a BS in accounting from St. Joseph’s University. Mr. Creamer serves on the Board of Directors of Walden University (a wholly owned subsidiary of Adtalem Global Education Inc.) and on the Board of Trustees of Gonzaga College High School.
•Joel Hollander - Director and Independent Lead Director. Joel Hollander (age 66) has served as one of Audacy’s directors since November 2013 and has served as Audacy's Independent Lead Director since May 2021. Since May 2007, Mr. Hollander has been serving as President and Chief Executive Officer of 264 Echo Place Partners, an investment advisory firm. Mr. Hollander previously served as President and Chief Executive Officer of CBS Radio from 2002 until 2007. Prior to joining CBS Radio, Mr. Hollander was Chairman and Chief Executive Officer of Westwood One, a radio program syndication company. Mr. Hollander also currently serves on the Merrill Lynch Client Advisory Board, as well as on the boards of directors of The C. J. Foundation for SIDS, the Salem Red Sox, RiverSpring Health Center and the Hackensack / Meridian Hospital Network. Mr. Hollander has a B.S. in Communication and Media Studies from Indiana State University.
•Monique L. Nelson - Director. Monique L. Nelson (age 47) has served as one of Audacy’s directors since February 2021. Since May 2012, Ms. Nelson has served as the Chair and Chief Executive Officer of UWG, the country’s longest-standing multicultural advertising and marketing agency. From June 1999 to February 2007, Ms. Nelson was the Global Lead for Entertainment Marketing at Motorola. She sits on the Advertising Week Global Board, AdWeek Diversity & Inclusion Council, The Brandeis Board of Trustees, The Eagle Academy Board as well as the New York Advisory Board for The Posse Foundation, of which she is an alumna. She is also a member of the Brooklyn Chapter of Links, Inc., an international, not-for-profit corporation established in 1946, which is the nation’s oldest and largest volunteer service organization of extraordinary women who are committed to enriching, sustaining and ensuring the cultural and economic survival of African Americans and other persons of African ancestry, and contributes to many organizations and charities. Ms. Nelson has a BS in Human and Organizational Development from Vanderbilt University and an MBA in International Marketing and Finance from Kellstadt Graduate School of Business at DePaul University.
RECOMMENDATION OF THE BOARD OF DIRECTORS
    Our Board of Directors unanimously recommends that you vote “FOR” the nominees listed above.
    In nominating the present slate of Directors to be considered at the 2022 Annual Meeting, our Board and our Nominating/Corporate Governance Committee considered the following specific experience, qualifications, attributes or skills in concluding that each such nominee should continue to serve as a Director of the Company:
    Sean R. Creamer has served as one of our Directors since November 2017. Mr. Creamer has significant experience in financial leadership positions, as well as having previously served as the President and CEO of Arbitron, Inc. (now known as Nielsen Audio).

    Joel Hollander has served as one of our Directors since November 2013 and our Independent Lead Director since May 2021. Mr. Hollander has significant experience in the media industry, having previously served as President and Chief Executive Officer of CBS Radio, and as Chairman and Chief Executive Officer of Westwood One, a radio program syndication company.
    Monique L. Nelson has served as one of our Directors since February 2021. Ms. Nelson has significant experience in the advertising industry, presently serving as the Chair and chief Executive Officer of UWG, the country's longest-standing multicultural advertising and marketing agency.

PROPOSAL 3

CONSIDERATION OF THE APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE AUDACY EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER
DESCRIPTION OF PROPOSAL
Our shareholders are being asked to approve an amendment and restatement of the Audacy Employee Stock Purchase Plan, formerly known as the Entercom 2016 Employee Stock Purchase Plan (the “ESPP,” and as amended and restated, the “Amended ESPP”). The proposed amendment and restatement would increase the number of shares of our Class A common stock available for future issuance to our employees and employees of our subsidiaries by 1,000,000 shares. Our Board of Directors approved the amendment and restatement on March 16, 2022, subject to shareholder approval. The ESPP is not being amended in any material respect other than to increase the share reserve.
As of March 15, 2022, 118,552 shares of our Class A common stock were remaining for issuance under the ESPP. Our Board of Directors believes it is in our best interests and the interests of our shareholders to adopt the Amended ESPP. The ESPP is intended to encourage ownership in our Class A common stock by our employees and to provide an additional incentive for them to promote the long-term growth and success of our business. We believe that providing our employees with a convenient method to invest in our Class A common stock will increase the equity stake of our employees and will benefit our shareholders by aligning more closely the interests of participating employees with those of our shareholders. Accordingly, our Board of Directors believes that the availability of an additional 1,000,000 shares of our Class A common stock under the Amended ESPP will ensure that we can continue to achieve our compensation strategy. If our shareholders approve the Amended ESPP, a total of 2,000,000 shares will be reserved for issuance under the ESPP, consisting of the initial share reserve of 1,000,000 shares under the ESPP and the new share increase of 1,000,000 shares.
Shareholder approval of the increase in the number of shares reserved for issuance under the Amended ESPP is necessary in order for the Amended ESPP to meet the requirements of Section 423 of the Internal Revenue Code, as amended (the “Code”).
The material terms of the Amended ESPP are summarized below. A copy of the full text of the Amended ESPP is attached to this Proxy Statement as Exhibit A. This summary of the Amended ESPP is not intended to be a complete description of the ESPP and is qualified in its entirety by the actual text of the Amended ESPP to which reference is made.
If the Amended ESPP is approved by our shareholders at the Annual Meeting, it will become immediately effective. If the Amended ESPP is not approved by our shareholders, the ESPP will continue as currently in effect.
Summary of the Amended and Restated Employee Stock Purchase Plan
Purpose. The Amended ESPP allows employees of our company and our wholly-owned U.S. subsidiaries, and, to the extent approved by our Board of Directors, employees of other subsidiaries or affiliated companies, to purchase shares of our Class A common stock at up to a 15% discount through payroll deductions. The purpose of the Amended ESPP is to provide participating employees with the opportunity to acquire an ownership interest in the Company. These ownership interests are designed to provide an incentive for participants to help increase our long-term growth and success and provide an opportunity to share in that success as we continue to shape the future of our business.
Administration. The Amended ESPP is administered by the Compensation Committee of our Board of Directors, or another committee appointed by our Board of Directors for such purpose (the “plan administrator”). The plan administrator will have full discretionary authority to interpret and construe any provision of the Amended ESPP and to adopt such rules and regulations for administering the Amended ESPP as it deems necessary in order to comply with the requirements of Section 423 of the Code. Decisions of the plan administrator will be final and binding on all parties having an interest in the Amended ESPP. The plan administrator may delegate its ministerial duties to one or more subcommittees, or to a third party administrator, as it deems appropriate.
Shares Available for Issuance Under the Amended ESPP. The ESPP currently has authorized 118,552 shares of our Class A common stock, subject to adjustments in certain circumstances described below. If this proposal is approved by the shareholders at the Annual Meeting, the Amended ESPP will have 1,118,552 shares of Class A common stock available for issuance thereunder, for offering periods beginning on or after May 10, 2022, subject to adjustments in certain circumstances described below. This amount will be reduced by shares purchased under the ESPP on March 31, 2022. None of the 1,000,000 new shares will be issued in connection with any offering period beginning before May 10, 2022.

Adjustments. In connection with stock splits, stock dividends, spinoffs, recapitalizations, combination of shares, exchange of shares and other events affecting our Class A common stock, the plan administrator will make adjustments as it deems appropriate in its sole discretion to the maximum number and class of securities issuable under the Amended ESPP, the maximum number and class of securities purchasable per participant on any purchase date, if applicable, the maximum number and class of securities purchasable in total by all participants on any purchase date, if applicable, and the number and class of securities and the price per share in effect under each outstanding option, in order to prevent the dilution or enlargement of benefits thereunder.
Eligibility. Each of our employees, employees of our wholly-owned U.S. subsidiaries, and employees of such other subsidiary or affiliate companies as may be authorized by our board or directors, in each case, who is regularly scheduled to work more than twenty hours per week and for more than five months per calendar year and who has completed at least one year of employment with us, one of our wholly-owned U.S. subsidiaries or such subsidiary or affiliate companies authorized by our Board of Directors will be eligible to participate in the Amended ESPP. Under the requirements of Section 423 of the Code, an employee who owns five percent or more of the total combined voting power of all classes of our stock is not eligible to participate. For purposes of determining who is a five percent owner, attribution of ownership rules apply, and shares of stock subject to outstanding options are taken into account. As of March 15, 2022, five of our five named executive officers, seven of our seven executive officers, and approximately 3,898 other employees are eligible to participate in the ESPP. Eligible employees may not participate in more than one offering period at a time, if applicable.
Offering Period. Under the Amended ESPP, there will be a series of consecutive offering periods, each not to exceed twenty-seven months long. Unless the plan administrator determines otherwise prior to the beginning of an offering period, each offering period will begin at three-month intervals on each January 1, April 1, July 1 and October 1 (or the next business day if such date is not a business day) over the term of the Amended ESPP and will last for three months, ending on March 31, June 30, September 30 and December 31 (or the closest business day preceding such date if such date is not a business day), as the case may be.
Participation. Each eligible employee who elects to participate in an offering period will be granted an option to purchase shares of our Class A common stock on the first day of the offering period. The option will automatically be exercised on the last business day of the offering period, which is the purchase date, based on the employee’s accumulated contributions to the Amended ESPP. The purchase price of each share of our Class A common stock under the Amended ESPP will be equal to 85% of the closing selling price per share of our Class A common stock on the purchase date. Participants will generally be permitted to allocate up to 15% of their compensation to purchase our Class A common stock under the Amended ESPP. An eligible employee who is actively participating in the Amended ESPP will automatically be enrolled to participate in the next offering period, unless the eligible employee elects prior to the beginning of the next offering period to cease participation in the Amended ESPP.
Cessation of Participation. Participants may withdraw from participation in the Amended ESPP at any time during any offering period. A participant who elects to cease participation in the Amended ESPP for a particular offering period may not rejoin that offering period at a later date. At the participant’s election, any payroll deductions collected during the offering period in which the participant withdraws will be refunded to the participant, or held for the purchase of shares on the purchase date. If the participant does not make an election, the payroll deductions collected during the offering period in which the participant withdraws will be refunded, and no shares will be purchased for the participant. Participation ends automatically upon termination of employment or if the participant ceases to be an eligible employee for any reason (including death, disability or change in status).
Maximum Number of Purchasable Shares. The maximum number of shares that a participant may purchase on any purchase date may not exceed 2,000 shares, subject to adjustment by the plan administrator prior to the beginning of the offering period and subject to share adjustments in connection with certain events as described above. The plan administrator has the discretionary authority, exercisable prior to the start of any offering period, to determine whether there will be a maximum number of shares that may be purchased in the aggregate by all participants in the Amended ESPP on any one purchase date. In addition, no participant may purchase more than $25,000 worth of our Class A common stock under the Amended ESPP during each calendar year that the option is outstanding. If an offering period overlaps more than one calendar year, the unused portion of the $25,000 limit may be carried over from one calendar year to the next calendar year within the same offering period.
Change of Control. If we experience a change of control while the Amended ESPP is in effect, unless the plan administrator determines otherwise, no outstanding options under the Amended ESPP will be exercised for the offering period in which the change of control occurs and all payroll deductions accrued during the offering period up to the date immediately prior to the date of the change of control will be refunded to participants.

ESPP Brokerage Account; Restrictions on Sale. The shares purchased by each participant will be deposited into a brokerage account that we establish for the participant at a brokerage firm that we designate. Unless the shares are sold, the shares must be held in that brokerage account until the later of the end of the two-year period from the start date of the offering period in which the shares were purchased and the end of the one-year period measured from the purchase date. Unless the shares are sold, the shares in the brokerage account are not transferable until the holding periods described above have expired. The plan administrator may require that shares acquired under the Amended ESPP be held for a period of up to 12 months following the purchase date. If the plan administrator implements such a restriction, it will not apply in the event of a participant’s death to the transfer of shares to the participant’s estate or the subsequent sale of the shares by the estate.
Amendment. Our Board of Directors may amend or terminate the Amended ESPP at any time, with such amendment or termination to become effective immediately following the close of an offering period. However, our Board of Directors may not amend the Amended ESPP without shareholder approval if such amendment requires shareholder approval under federal or state law or regulation, or under the applicable stock exchange rules, or in order for the Amended ESPP to continue to meet the requirements of Section 423 of the Code.
Termination. Unless sooner terminated by our Board of Directors, the Amended ESPP will terminate upon the date all shares available for issuance under the Amended ESPP have been issued.
Benefits Under the Amended ESPP. The table below shows, as to each of the Company’s executive officers named in the Summary Compensation Table of this proxy statement and the various indicated individuals and groups, the number of shares of common stock purchased under the ESPP between January 1, 2021 and December 31, 2021, the most recent purchase date.

Name and Position	Weighted Average Purchase Price Per Share (#)	Number of Purchased Shares (#)
Named Executive Officers:
David J. Field	$—	—
Richard J. Schmaeling	$2.66	4,000
Susan R. Larkin	$—	—
Andrew P. Sutor, IV	$—	—
J.D. Crowley	$—	—
All executive officers as a group (7 persons)	$2.66	4,000
All non-executive directors as a group (9 persons)	$—	—
All employees, excluding executive officers, as a group (312 persons)	$2.52	101,917
Total	$2.53	105,917
Directors who are not employees do not qualify as eligible employees and thus cannot participate in the Amended ESPP.
Future purchase prices are not determinable because they will be based upon the closing selling price of our Class A common stock.
No shares of our Class A common stock have been issued with respect to the Amended ESPP for which shareholder approval is being sought under this proposal. The closing selling price per share of our Class A common stock on March 15, 2022, was $2.91.
Dilution
When determining the number of shares available for issuance under the ESPP, the Compensation Committee considered, among other factors, its expectation of potential future share purchases under the ESPP and the potential dilution of the ESPP to Audacy’s current shareholders as measured by “overhang” (see below). The Compensation Committee determined that reserving 1,000,000 shares for the ESPP was appropriate by considering, among other factors, activity under the Company’s prior employee stock purchase plan and its expectation that there would be significant participation by employees in this plan.

The 1,000,000 shares available for issuance under the ESPP represent an “overhang” of approximately 0.8% as of March 15, 2022. We calculate “overhang” as the ratio of: (a) shares available for issuance under the ESPP; divided by (b) the sum of: (i) the number of common shares outstanding; and (ii) the shares available for issuance under the ESPP. If we included the impact of our proposed 2022 equity compensation plan in this calculation (including both shares available for grant and outstanding restricted stock units and options), then the “overhang” of the ESPP would be 0.7%.
Federal Income Tax Consequences
The following is a brief description of the U.S. federal income tax consequences generally arising with respect to options that may be awarded under the Amended ESPP. The Amended ESPP is intended to qualify as an employee Amended ESPP within the meaning of Section 423 of the Code. The Amended ESPP is not intended to qualify under Section 401 of the Code and is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. This description of the federal income tax consequences of the Amended ESPP is not a complete description. There may be different tax consequences under certain circumstances, and there may be federal gift and estate tax consequences and state, local and foreign tax consequences. All affected individuals should consult their own advisors regarding their own situation. This discussion is intended for the information of the shareholders considering how to vote at the annual meeting and not as tax guidance to individuals who will participate in the Amended ESPP.
Under the Code as currently in effect, a participant in the Amended ESPP will not be deemed to have recognized income, nor will we be entitled to a deduction, upon the participant’s purchase of our Class A common stock under the Amended ESPP. Instead, a participant will recognize income when he or she sells or otherwise disposes of our Class A common stock or upon his or her death.
If a participant sells our Class A common stock purchased under the Amended ESPP more than two years after the date on which the option to purchase our Class A common stock was granted and more than one year after the purchase of our Class A common stock (the holding period), a portion of the participant’s gain will be ordinary income and a portion will be capital gain. The participant will be taxed at ordinary income tax rates on the excess of the value of our Class A common stock on the date on which the option was granted (on the first day of the offering period) over the purchase price, or, if less, the entire gain on the sale. The participant will have additional capital gain or loss equal to the difference, if any, between the proceeds of the sale and the participant’s basis in our Class A common stock (the purchase price plus any ordinary income realized). The capital gain rate will depend on how long our Class A common stock is held by the participant. We will not be entitled to any tax deduction with respect to a sale by a participant after the holding period.
If a participant sells our Class A common stock before the expiration of the holding period, the participant generally will be taxed at ordinary income tax rates to the extent that the value of our Class A common stock on the purchase date exceeded the purchase price. We will be entitled to a corresponding deduction. The participant will have additional capital gain or loss on the difference between the proceeds of the sale and the participant’s basis in our Class A common stock (the purchase price plus any ordinary income realized). The capital gain rate will depend on how long our Class A common stock is held by the participant.
The estate of a participant who dies while holding our Class A common stock purchased under the Amended ESPP will recognize ordinary income in the year of the participant’s death in an amount equal to the excess of the value of our Class A common stock on the date on which the option was granted over the purchase price, or, if less, the amount by which the fair market value of our Class A common stock on the date of death exceeds the purchase price.
RECOMMENDATION OF THE BOARD OF DIRECTORS
Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the approval of the amendment and restatement to the Audacy Employee Stock Purchase Plan.

PROPOSAL 4

CONSIDERATION OF THE APPROVAL OF THE AUDACY 2022 EQUITY COMPENSATION PLAN
DESCRIPTION OF PROPOSAL
On March 16, 2022, on the recommendation of our Compensation Committee, our Board approved the 2022 Equity Compensation Plan (the “2022 Plan”), subject to shareholder approval at our 2022 Annual Meeting. The 2022 Plan will supersede both the Audacy Equity Compensation Plan, as amended, originally approved by the Company’s shareholders on May 5, 2014 (the “2014 Plan”) and the Audacy Acquisition Equity Compensation Plan, as amended and restated (the "Assumed Plan") if the 2022 Plan is approved by our shareholders, in which case the 2022 Plan will become effective on the date it is approved by our shareholders (the “Effective Date”).
If approved, the maximum number of shares of Audacy, Inc.’s common stock (“shares”) that may be issued under the 2022 Plan will be 11,750,000, which is also the maximum number of shares that may be issued pursuant to incentive stock options under the 2022 Plan, subject to adjustment upon certain changes in Audacy, Inc.’s (the “Company’s”) capitalization. The Board expects that the 11,750,000 shares available for grant under the 2022 Plan, if approved by shareholders, will satisfy the Company's equity compensation needs for approximately 4 years based on historical grants.
We assumed the Assumed Plan in connection with our acquisition of sports data and iGaming affiliate platform QL Gaming Group. As of March 15, 2022, 68,696 shares and 2,081,441 shares remained available for grants under the 2014 Plan and the Assumed Plan, respectively. After the Effective Date of the 2022 Plan, no awards will be granted under the 2014 Plan or the Assumed Plan.
Since March 15, 2022, the Company has made no awards under the 2014 Plan or the Assumed Plan. Pending our shareholders' consideration of the approval of the 2022 Plan (i.e. during the period from March 15, 2022 until the date of the 2022 Annual Meeting), the Company will not make any awards under the 2014 Plan or the Assumed Plan. If the 2022 Plan is approved by our shareholders, no new awards will be granted under the 2014 Plan or the Assumed Plan.
Our Compensation Committee and Board have determined that an increase in the number of shares available for grants is necessary as a part of our continuing effort to attract, retain, and motivate employees and other service providers and to align their interests with those of our shareholders.
This proposal is being submitted to our shareholders in compliance with the NYSE Corporate Governance Standards concerning shareholder approval of equity compensation plans and/or material revisions to these plans.
While equity incentive awards are an important part of our pay-for-performance compensation program, our Board and Compensation Committee are mindful of their responsibility to our shareholders to exercise judgment in granting equity-based awards. We review a number of relevant metrics to assess the cumulative impact of our equity compensation programs, including burn rate, overhang and dilution.
The annual burn rate and overhang with respect to our equity compensation plans, including the 2014 Plan and the Assumed Plan over the last three fiscal years was as follows:

Burn Rate and Overhang Table (1)
	2019	2020	2021
Burn Rate (2)	1.4%	2.9%	2.6%
Overhang (3)	4.3%	7.0%	6.8%

1. With respect to the Assumed Plan, only grants that were made by us since we assumed the Assumed Plan are included in the figures in the table.

2. Burn rate represents (a) the number of shares subject to equity awards that we granted during the applicable fiscal year divided by (b) the basic weighted average common shares outstanding for the applicable fiscal year.

3. Overhang represents (a) total plan shares divided by (b) (i) total plan shares plus (ii) common shares outstanding, where (a) total plan shares equals the sum of (i) the number of shares available for future grants under the 2014 Plan and Assumed Plan plus (ii) stock option awards outstanding plus (iii) restricted stock units outstanding plus (iv) performance stock units outstanding (assuming target performance levels). If the 2022 Plan is approved with 11,750,000 new shares, no further grants could be made under the 2014 Plan or the Assumed Plan and our overhang would be expected to be 12.2% as calculated based on the number of common shares outstanding and outstanding awards on March 15, 2022, and the 11,750,000 new shares.
As of March 15, 2022, there were 137,196,786 Company common shares outstanding. Dilution is the total number of shares subject to equity awards granted less cancellations, divided by the total number of common shares outstanding at the end of the year. Over the past three fiscal years, our average annual dilution was 2.0%.
Over the past three fiscal years, the Company has had an average burn rate of approximately 2.3%. The Company's multiplier-adjusted average burn rate over the past three fiscal years, as calculated by ISS, is 3.4% which was below the 2022 ISS Burn Rate Benchmark for the applicable ISS industry grouping. The 2022 Burn Rate Benchmark for Russell 3000 media companies was 7.85%.
Based solely on the closing price of the Company’s common stock, as reported on the New York Stock Exchange on March 15, 2022, which was $2.91 per share, the maximum aggregate market value of the 11,750,000 shares that could be issued under the 2022 Plan is $34,192,500.
Outstanding Awards and Share Reserve under the Equity Plans
The following table includes information regarding outstanding equity awards and shares available for future grants under the 2014 Plan and Assumed Plan as of March 15, 2022:

	2014 Plan	Assumed Plan
Total shares underlying outstanding stock options	609,357	—
Weighted average exercise price of outstanding stock options	$11.33	N/A
Weighted average remaining contractual life of outstanding stock options, in years	2.6	N/A
Total shares underlying outstanding unvested RSUs and PSUs (at target)	6,073,915	644,248
Total shares currently available for grant (stock options, RSUs and PSUs) (1)	68,696	2,081,441

1. If shareholders approve the 2022 Plan, we will not make any further grants under the 2014 Plan or the Assumed Plan.
Overview
The 2022 Plan provides for the grant of stock options (including incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units and dividend equivalents to employees, non-employee directors and certain consultants and advisors of the Company and its subsidiaries.
The 2022 Plan aims to reflect certain “best practices” that are consistent with the interests of our shareholders and with our corporate governance policies. Accordingly, the 2022 Plan reflects the following practices:
•No Single Trigger Acceleration of Awards upon a Change in Control. Awards will not accelerate simply upon the occurrence of a change in control unless the awards are not assumed or adequately substituted by a successor.
•No Repricing of Awards Without Shareholder Approval. The 2022 Plan does not permit the repricing of outstanding stock options or stock appreciation rights to reduce their exercise or base price, or the exchange of underwater stock options or stock appreciation rights for cash or by substitution for new awards with a lower exercise or base price without shareholder approval, other than in limited circumstances involving a corporate event that involves the adjustment of awards in order to preserve the aggregate value.
•Clawback. Awards under the 2022 Plan are subject to the Company’s applicable clawback policies, as currently in effect or may be adopted.
•No Evergreen Provision. There is no evergreen feature under which the shares authorized for issuance under the 2022 Plan may automatically be replenished.
A summary of material provisions of the 2022 Plan is set forth below. The summary is qualified by reference to the full text of the 2022 Plan, which is attached as Exhibit B to this proxy statement.

Summary of the Material Features of the 2022 Plan
The purpose of the 2022 Plan is to provide employees, non-employee directors and certain consultants and advisors of the Company and its subsidiaries with the opportunity to receive equity awards. The 2022 Plan is intended to stimulate the efforts of employees, non-employee directors and certain consultants towards our success, as well as assist in recruitment and retention.
All employees (including officers and directors who are employees) of the Company or its subsidiaries and non-employee directors of the Company and certain consultants and advisors engaged by the Company or its subsidiaries to render services to such entity are eligible to participate in the 2022 Plan at the discretion of the 2022 Plan’s Administrator, who is generally a designated Committee of the Board, provided that the Board may serve as the Administrator in its discretion and certain powers may be delegated to the Company’s Chief Executive Officer, as described further below. Additionally, subject to the approval of our Board and an effective securities registration statement or applicable exemption covering such awards, employees and consultants of other affiliates of the Company may be granted awards under the 2022 Plan. As of March 15, 2022, approximately 5,040 employees, 8 non-employee directors and 1 consultant would be eligible to participate in the 2022 Plan.
The Administrator may make awards based on, among other factors, an individual’s capacity for contributing to our future growth and profitability. Each award will be evidenced by a written or electronic agreement or communication between the Company and the participant setting forth the terms and conditions of the award. Unless determined otherwise by the Administrator, awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a given participant, only by such participant. In its discretion, the Administrator may also permit participants to, subject to such terms and conditions as the Administrator deems advisable, assign or transfer all or part of vested nonstatutory stock options during a participant’s lifetime to (i) a participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order or (ii) trust or other similar estate planning entity that is solely for the benefit of the participant and/or the participant’s immediate family. If the Administrator makes an award transferable, such award will contain such additional terms and conditions as the Administrator deems appropriate.
The Administrator administers the 2022 Plan and grants awards under the 2022 Plan. The Administrator has the power to interpret the 2022 Plan and awards thereunder, to determine the terms and conditions of awards, to approve forms of award agreement, to select participants who may be granted awards (generally on the basis of their service), to determine the terms and conditions of any exchange program, and to make all other determinations necessary or advisable for the administration of the 2022 Plan. In addition, the Administrator may delegate to the Company’s Chief Executive Officer the authority to make and amend awards to employees and consultants who are not subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Except as provided below, our Board or its delegate is permitted to amend or terminate the 2022 Plan at any time, provided that any termination does not affect the validity of previously granted awards and may not materially impair the rights of any participant with respect to previously granted awards without the participant’s written consent. Our Board and Compensation Committee will not have the right, without shareholder approval, to:
•Increase the maximum number of shares covered by the 2022 Plan or change the class of employees eligible to receive any awards; or
•Make any other amendment to the 2022 Plan that would constitute a modification, revision or amendment requiring shareholder approval pursuant to any applicable law or regulation or rule of the principal exchange on which our shares are traded.
Shares Available for Issuance
The maximum number of shares that may be issued under the 2022 Plan will be 11,750,000 shares, which is also the maximum number of shares that may be issued pursuant to incentive stock options under the 2022 Plan, subject to adjustment upon certain changes in the Company’s capitalization. The shares issued under the 2022 Plan may be authorized and unissued shares, or reacquired common stock, including shares purchased by the Company on the open market for purposes of the 2022 Plan.
If any shares subject to an award expire or become unexercisable without having been exercised in full, or, with respect to restricted stock or restricted stock units, are forfeited to the Company or repurchased by the Company, the unpurchased shares (or for awards other than options and stock appreciation rights, the forfeited or repurchased shares) that were subject thereto will become available for future grant or sale under the 2022 Plan. Upon exercise of a stock appreciation right settled in shares, the gross number of shares covered by the portion of the award so exercised will cease to be available under the 2022 Plan. Shares that have actually been issued under the 2022 Plan under any award will not be returned to the 2022 Plan and will not become available for future distribution under the 2022 Plan; provided, however, that if unvested shares of restricted stock or restricted stock units are repurchased by the Company or are forfeited to the Company, such shares will become available for future grant under the 2022 Plan. Shares used to pay the exercise or purchase price of an award and/or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2022 Plan. To the extent an award under the 2022 Plan is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the 2022 Plan. Shares actually issued pursuant to awards transferred under any exchange program to reprice options or stock appreciation rights will not become available for grant under the 2022 Plan.
Outstanding awards granted under the 2014 Plan and the Assumed Plan will remain in effect and be administered under the 2014 Plan or the Assumed Plan, as applicable, but after the Effective Date, awards may only be issued under the 2022 Plan. As of March 15, 2022, there were 68,696 shares remaining for issuance under the 2014 Plan. As of March 15, 2022, there were 2,081,441 shares remaining for issuance under the Assumed Plan.
Types of Awards
The Administrator has the discretion to award stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents.
Options. A stock option is the right to acquire shares at a fixed exercise price for a fixed period of time. Under the 2022 Plan, the Administrator may grant non-qualified stock options to employees, consultants and non-employee directors and/or incentive stock options to employees (which entitle employees, but not the Company, to more favorable tax treatment). The Administrator will determine the number of shares covered by each option.
The exercise price of the shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option. An exception may be made for any options that the Administrator grants in substitution for options held by employees of companies that the Company acquires (in which case the exercise price preserves the economic value of the employee’s cancelled option from their former employer). In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000. The exercise price of each option must be paid in full in cash or check at the time of exercise. The Administrator also may permit payment through the tender of shares that are already owned by the participant, a net exercise arrangement, or by such other method as the Administrator may permit, including under a broker-assisted (or other) cashless exercise program or any combination of the foregoing methods.
Options become exercisable at the times and on the terms established by the Administrator. The Administrator also establishes the time at which options expire, but the expiration may not be later than ten years after the grant date. In addition, a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries may not be granted an incentive stock option that is exercisable after five years from the option’s grant date.
Unless otherwise provided by the Administrator, a participant’s unvested stock options will be forfeited on the date a participant ceases to be a “service provider” (as defined in the 2022 Plan). Moreover, unless otherwise provided in an applicable award agreement, a participant may generally exercise their vested stock options for the following time periods following their cessation of service, provided that, stock options may not be exercised after their expiration date:
•If a participant ceases to be a service provider for a reason other than the participant’s death, “disability” (as defined in the 2022 plan) or a termination for “cause” (as defined in the 2022 Plan), the participant’s vested stock options are generally exercisable for 90 days following the participant’s termination;
•If a participant ceases to be a service provider as a result of the participant’s death or disability, the participant’s vested stock options are generally exercisable for twelve (12) months following the participant’s termination; and
•If a participant ceases to be a service provider on account of the participant’s termination for cause by the Company or one of its subsidiaries, any stock option held by the participant (whether or not vested) will generally terminate as of the date the participant ceases to be a service provider.

In addition, if a participant has engaged in conduct that constitutes cause at any time while the participant is a service provider or after the participant ceases to be a service provider, any stock option held by the participant (whether or not then vested) will immediately terminate. If a participant has engaged in conduct that constitutes cause, in addition to the immediate termination of all of the participant’s stock options, the participant will forfeit all shares underlying any exercised portion of any stock option for which the Company has not yet delivered the share certificates, upon refund by the Company of the exercise price paid by the participant for such shares (subject to any right of setoff by the Company).
Stock Appreciation Rights. Stock appreciation rights (“SARs”) are awards that grant the participant the right to receive an amount (in the form of cash, shares of equal value, or a combination thereof, as determined by the Administrator) equal to (i) the number of shares exercised, times (ii) the amount by which the fair market value of a share on the date of exercise exceeds the exercise price. SARs may be granted separately or in tandem with any stock option. The exercise price is set by the Administrator but cannot be less than 100% of the fair market value of the covered shares on the grant date. A SAR may be exercised only if it becomes vested based on the vesting schedule established by the Administrator. SARs expire under the same rules that apply to stock options, meaning that the expiration may not be later than 10 years after the grant date. Tandem SARs are exercisable only during the period when the stock option related to the tandem SAR is also exercisable.
Restricted Stock. Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator determines the number of shares of restricted stock granted to any participant.
In determining whether an award of restricted stock should be made, and/or the period of restriction for any such award, the Administrator may impose whatever conditions it determines to be appropriate. A holder of restricted stock will have full voting rights, unless determined otherwise by the Administrator. Dividends, dividend equivalents and other distributions declared during the period of restriction applicable to any restricted stock award will only become payable if (and to the extent) the period of restriction applicable to the restricted stock award lapses with all conditions satisfied and the Administrator provides that the award is accompanied by rights to dividends, dividend equivalents or other distributions.
Restricted Stock Units. Restricted stock units represent a right to receive shares at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s service to the Company or its subsidiaries. In determining whether an award of restricted stock units should be made, and/or the vesting schedule for any such award, the Administrator may impose whatever conditions to vesting it determines to be appropriate, including, without limitation, performance goals. The Company may settle the restricted stock units in cash, in shares or in a combination of both. Any dividends, dividend equivalents, and other distributions declared during the period of time after a restricted stock unit award is granted, and prior to such award meeting the applicable vesting criteria and settling in shares, will become payable if (and to the extent) the award vests and the Administrator provides that the award is accompanied by rights to dividends, dividend equivalents or other distributions.
Dividend Equivalents. The Administrator is generally permitted to, in its discretion as reflected by the terms of the applicable award agreement, authorize the grant of dividend equivalents (as defined in the 2022 Plan) to a participant, which will entitle the participant to receive payments equivalent to the amount of cash dividends paid by the Company to holders of shares with respect to a number of shares determined by the Administrator. The Administrator may not grant dividend equivalents to participants in connection with grants of options or stock appreciation rights. Dividend and dividend equivalent and other distribution amounts with respect to any award may be accrued but not paid to a participant until all conditions or restrictions relating to such award and/or share have been satisfied or lapsed and will be forfeited if such conditions or restrictions are never satisfied or lapse. The term of a dividend equivalent award will be set by the Administrator in its discretion. Payment may be made in cash, shares, other securities, other awards or other property as determined in the discretion of the Administrator.
Change in Control
In the event of a “change in control” (as defined in the 2022 Plan) with respect to any award that is not assumed, continued or substituted by the successor or its affiliate for an equivalent award then:
•Awards will become fully vested and exercisable and the restrictions applicable to them (that are not performance-based) will lapse;

•Performance conditions related to awards for which the performance period has been completed as of the date of the change in control, but have not yet been paid will vest and be paid in cash and/or shares, with all performance goals to be deemed achieved at actual performance, unless otherwise provided in the applicable award agreement;
•Performance conditions related to awards for which the performance period has not been completed as of the date of the change in control will be deemed achieved at 100% of target performance levels for the entire performance period (and not pro-rata).
An award will be considered assumed if, following the change in control, the award confers the right to purchase or receive, for each share subject to the award immediately prior to the change in control, the consideration (whether stock, cash, or other securities or property) received in the change in control by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the change in control is not solely common stock of the successor or its parent, the Administrator may, with the consent of the successor, provide for the consideration to be received upon the exercise of an option or stock appreciation right or upon the payout of a restricted stock unit, for each share subject to such award, to be solely common stock of the successor or its parent equal in fair market value to the per share consideration received by holders of common stock in the change in control.
Change in Capitalization
In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs, the Administrator will make adjustments to the number and class of shares that may be delivered under the 2022 Plan and/or the number, class, and price of shares covered by each outstanding award, provided, however, that any fractional shares resulting from the adjustment will be eliminated. Any adjustments determined by the Administrator will be final, binding and conclusive.
Clawback and Other Policies
All awards granted under the 2022 Plan are subject to any incentive compensation clawback or recoupment policy of the Company or its subsidiaries currently in effect or as may be adopted by the Company or its subsidiaries and, in each case, as may be amended from time to time. No such policy adoption or amendment will require a participant’s prior consent. All awards granted under the 2022 Plan are subject to any other applicable Company or subsidiary policies, such as insider trading policies.
Plan Term
No award may be granted under the 2022 Plan on or after the tenth anniversary of the Effective Date, but awards granted before that time may extend beyond that date in accordance with their terms.
Certain Federal Income Tax Consequences
The following is a summary of the United States federal income tax consequences of awards under the 2022 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. Tax consequences for any particular individual may be different. This discussion also does not address the tax consequences under applicable state and local law.
Options. An optionee generally will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares of our common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, the optionee recognizes as ordinary income. The optionee’s tax basis in any shares of our common stock received upon exercise of an option will be the fair market value of the shares of our common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.
Incentive stock options are eligible for favorable federal income tax treatment if certain requirements are satisfied. An employee granted an incentive stock option generally does not realize compensation income for federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares of our common stock acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. However, if the shares of our common stock acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the excess of the fair market value of the shares on the date of exercise or the date of sale, whichever is less, over the exercise price, and any additional amount realized will be taxed as capital gain (a “disqualifying disposition”). If a participant recognizes ordinary income due to a disqualifying disposition of an incentive stock option, we would generally be entitled to a deduction in the same amount.
SARs. A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of our common stock received. We generally will be entitled to a tax deduction at the same time, and in the same amount that, ordinary income is recognized by such participant. The participant’s tax basis in any share of our common stock received upon exercise of a SAR will be the fair market value of the share of our common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Stock. A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of our common stock at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the shares of restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact such shares of restricted stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse. The participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent, ordinary income is recognized by such participant.
Restricted Stock Units. In general, the grant of restricted stock units (including performance stock units) will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount. In addition, Federal Insurance Contributions Act (“FICA”) taxes are imposed on restricted stock units in the year of vesting (which may occur prior to the year of settlement).
Dividend Equivalents. In general, dividend equivalents are generally taxable as ordinary income when the participant receives a payout of the dividend equivalent and we generally will be entitled to a tax deduction at the same time and in the same amount.
Section 409A.
Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2022 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Participants are solely responsible for the payment of any taxes and penalties incurred under Section 409A.

New Plan Benefits
On December 1, 2021, we granted restricted stock units ("RSUs") to our NEOs and certain other officers and employees. Because we did not have sufficient shares available under our equity compensation plans, we made 25% of the grants to certain executive officers contingent upon our shareholders approving a new equity compensation plan at the 2022 Annual Meeting of Shareholders. The following grants were made to NEOs on December 1, 2021 and are subject to shareholder approval of the proposed 2022 Plan at the Annual Meeting (the “Annual Contingent Grants”):

•David J. Field, Chairman, President and Chief Executive Officer - 75,000 RSUs
•Richard J. Schmaeling, Executive VP and Chief Financial Officer - 46,250 RSUs
•Susan R. Larkin, Executive VP and Chief Operating Officer - 38,750 RSUs
•Andrew P. Sutor, IV, Executive VP, Secretary & General Counsel - 17,871 RSUs
•J.D. Crowley, Executive VP and Chief Digital Officer - 27,500 RSUs

In addition, in connection with his December 14, 2021 employment agreement, we agreed to grant David J. Field 1,000,000 RSUs, subject to the Company’s shareholders’ approval of a new Company equity incentive plan at the 2022 annual shareholders meeting (the “CEO Contingent Grant”). We do not contemplate any additional equity grants to Mr. Field during the initial three year term of his employment agreement. Seventy five percent (75%) of these RSUs have market based vesting conditions while the remaining twenty five percent (25%) have time based vesting conditions.
If shareholders do not approve the proposed 2022 Plan, the Annual Contingent Grants will be cancelled and the CEO Contingent Grant will not be made. For further details about these grants, see “Compensation Discussion and Analysis — Equity Compensation.”
No other grants were made subject to shareholder approval of the Proposed 2022 Plan. The Company expects to grant our non-employee directors annual RSU awards (the “2022 Director Grants”) immediately following the Annual Meeting (see “Director Compensation — Equity Compensation”). Other future grants under the proposed 2022 Plan will be made at the discretion of the Administrator, and, accordingly, are not yet determinable.
The following table includes additional information regarding the equity awards currently contemplated to be made under the Proposed 2022 Plan:

Name and Position	Dollar Value ($)(1)			Number of Units(2)
David J. Field Chairman, President and Chief Executive Officer		$945,750	(4)	325,000
	$		(5)	750,000
Richard J. Schmaeling Executive VP and Chief Financial Officer		$134,588		46,250
Susan R. Larkin Executive VP and Chief Operating Officer		$112,763		38,750
Andrew P. Sutor, IV Executive VP, Secretary & General Counsel		$52,005		17,871
J.D. Crowley Executive VP and Chief Digital Officer		$80,025		27,500
All current executive officers as a group(3)		$1,325,130		455,371
All current directors who are not executive officers as a group		$—		—
All employees, including all current officers who are not executive officers, as a group		$26,004		8,936

(1) The dollar value was calculated by multiplying the Number of Units from the adjacent column by $2.91, which was the closing price per share of the Company's Class A common stock on March 15, 2022.
(2) This column corresponds to the number of RSUs and PSUs subject to the Annual Contingent Grants, assuming target performance levels for the PSUs, and the number of RSUs subject to the 2022 Director Grants.
(3) The amounts in this row are the aggregate of the Annual Contingent Grants, which are also reflected in the rows above for each of our named executive officers.
(4)    In addition to the December 1, 2021 grant of 75,000 RSUs which were made subject to shareholder approval, in connection with his December 14, 2021 employment agreement, the Company agreed to grant 250,000 time based RSUs to David J. Field, subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholder meeting.

(5)    In connection with his December 14, 2021 employment agreement, the Company agreed to grant to David J. Field 750,000 RSUs with market-based conditions, subject to shareholder approval of a new company equity incentive plan at the 2022 annual shareholder meeting. These RSUs with market-based conditions would vest as follows: 250,000 RSUs will vest upon the achievement of each of a consecutive trading price of $6.00 per share, $9.00 per share, and $12.00 per share. These RSUs with market-based conditions (or tranches thereof) will lapse and expire to the extent any applicable trading price goal is not achieved by December 31, 2024. As the closing price per share of the Company on the grant date is unknown, the Company cannot reasonably estimate the target dollar value of this grant as of the date of this filing.
Securities Authorized for Issuance under Equity Compensation Plans
The Equity Compensation Plan Table below presents information regarding our 2014 Equity Compensation Plan and Assumed Plan as of December 31, 2021:

	Equity Compensation Plans Information as of December 31, 2021
	(a)(1)	(b)	(c)(2)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column of this table)
	(amounts, in thousands)
Equity compensation plans approved by shareholders: 2014 Plan(3)(4)	609	$11.33	47,426(5)
Equity compensation plans not approved by shareholders: Assumed Plan(6)	ꟷ	ꟷ	2,055,441
Total	609		2,102,867

1. Column (a) includes option awards, and shares issuable pursuant to outstanding restricted stock units and performance stock units under the 2014 Plan. Performance stock units are subject to satisfaction of the applicable performance criteria over the applicable performance period. Restricted stock units and performance stock units are not reflected in the weighted exercise price in column (b) as these awards do not have an exercise price
2. Column (c) consists of shares available for future issuance under the 2014 Plan and the Assumed Plan. Under the 2014 Plan, the Company may grant awards consisting of options (incentive stock options and nonstatutory stock options), restricted common stock, stock appreciation rights and restricted stock units. Under the Assumed Plan, the Company may grant incentive stock options and nonstatutory stock options, restricted stock, shares, and stock appreciation rights.
3. On January 1 of each year, the number of shares of Class A common stock authorized under the 2014 Plan is automatically increased by 1.5 million, or a lesser number as may be determined by our Board. The amount of shares available for grant automatically increased by 1.5 million on January 1, 2022. As of December 31, 2021: (i) the maximum number of shares authorized under the 2014 Plan was 20.8 million shares; and (ii) (1.4 million) shares remained available for future grant under the 2014 Plan. The amount of shares available for grant automatically increased by 1.5 million on January 1, 2022, to 0.1 million shares
4. In connection with the completion of the CBS Radio Merger, the shares available under the 2014 Plan was increased by 2,941,525 pursuant to New York Stock Exchange Listed Company Manual Rule 303A.08. The addition of these shares, which are included in the total shares available for future issuance, was not required to be approved by the Company's shareholders, but are available pursuant to a plan approved by shareholders
5. Management determined that presenting the number of shares available for future issuance under the 2014 Plan as of January 1, 2022, was more meaningful to users of the financial statements
6. On November 9, 2020, the Company completed the acquisition of sports data and iGaming affiliate platform QL Gaming Group ("QLGG") (the "QLGG Acquisition"). In connection with the QLGG Acquisition, the Company assumed an equity compensation plan that was in place at QLGG. The Assumed Plan was assumed pursuant to New York Stock Exchange Listed Company Manual Rule 303A.08 and did not require approval by the Company's shareholders.

Registration with the SEC
We intend to file with the U.S. Securities and Exchange Commission a registration statement on Form S-8 covering the shares reserved for issuance under the 2022 Plan.

Summary
We believe strongly that the approval of the 2022 Plan is important to our continued success. Awards such as those provided under the 2022 Plan constitute an important incentive and help us attract and retain high performing individuals.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board Of Directors unanimously recommends that you vote “FOR” the approval of the Audacy, Inc. 2022 Equity Compensation Plan.

PROPOSAL 5

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DESCRIPTION OF PROPOSAL
    The Audit Committee of our Board of Directors has selected Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the year ending December 31, 2022, and is proposing that the shareholders ratify such selection. Although ratification is not required by law, the Audit Committee believes that our shareholders should be given an opportunity to express their views on the subject. SEC Rule 10A-3(b)2 requires that the Audit Committee “must be directly responsible for the appointment . . . of any registered public accounting firm.” Since the Audit Committee cannot abdicate this authority to the shareholders, the ratification of the selection is not binding. Any failure of the shareholders to ratify the appointment of Grant Thornton as our independent registered public accounting firm would, however, be considered by the Audit Committee in determining whether to continue the engagement of Grant Thornton.

CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As reported on our Current Report on Form 8-K filed on March 13, 2020 (the “Auditor 8-K”), on March 9, 2020, following an evaluation of audit fees and costs, the Audit Committee chose not to renew the engagement of PricewaterhouseCoopers LLP (“PwC”), which was serving as our independent registered public accounting firm. We notified PwC on March 9, 2020 that it would be dismissed as our independent registered public accounting firm, effective immediately. The decision to change independent registered public accounting firms was approved by the Audit Committee. We provided PwC with a copy of the Auditor 8-K and requested that PwC furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us in the Auditor 8-K. A copy of PwC’s letter, dated March 13, 2020, was filed as Exhibit 16.1 to the Auditor 8-K.

PwC’s report on our consolidated financial statements as of and for the fiscal year ended December 31, 2019 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2019 and the subsequent interim period through March 9, 2020, there were (i) no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act, or “Regulation S-K”, and the related instructions thereto, with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

Our Audit Committee approved the appointment of Grant Thornton as our new independent registered public accounting firm, effective upon dismissal of PwC. During the fiscal year ended December 31, 2019 and the subsequent interim period through March 9, 2020, neither we nor anyone acting on our behalf consulted with Grant Thornton regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

It is anticipated that a representative of Grant Thornton will attend the annual meeting. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of shareholders.

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Principal Accounting Firm Fees and Expenses.  The following table sets forth the aggregate fees and expenses billed to us by Grant Thornton, our principal accounting firm for the year ended December 31, 2021 and 2020.

	December 31, 2021		December 31, 2020
	(amounts in thousands)
Audit Fees	$1,353	(1)	$1,119	(1)
Audit-Related Fees	—		—
Tax Fees	54	(2)	28	(2)
All Other Fees	—		—
TOTAL	$1,407		$1,147

(1)    Audit fees for professional services rendered in 2021 and 2020 included: (i) the audit of our annual financial statements and our internal control over financial reporting; (ii) reviews of the financial statements included in our Quarterly Reports on Form 10-Q; and (iii) services that only the independent registered public accounting firm can reasonably be expected to provide, including procedures related to the Form S-8 filings and the issuance of comfort letters. Amounts also included the reimbursement of expenses incurred by our accounting firm in connection with their performance of such professional services.
(2)    Tax fees for professional services rendered in 2021 and 2020 included tax compliance services rendered by Grant Thornton in connection with the acquisition of QL Gaming Group, the acquisition of Podcorn Media, Inc., and tax compliance services rendered in connection with debt refinancing activities.
    Utilization of De Minimis Approval Exemption. Zero percent of the Principal Accounting Firm Fees listed above were approved under the approval provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
    Pre-Approval Policies. The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent registered public accounting firm since, under the amended and restated Audit Committee Charter, all auditor engagements must be approved in advance by the Audit Committee.
RECOMMENDATION OF THE BOARD OF DIRECTORS
    Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2022.

Management Information

BOARD OF DIRECTORS
    Presently, there are ten members of our Board of Directors, including the four nominees named herein. Eight of our ten Directors are neither our officers nor employees. Our Board of Directors is classified into three Board Classes as follows:

Class I Directors (expiring at 2024 annual meeting)	David Levy, Class A Director Louise C. Kramer Susan K. Neely
Class II Directors (expiring at 2022 annual meeting)	Mark R. LaNeve, Class A Director Sean R. Creamer Joel Hollander Monique L. Nelson
Class III Directors (expiring at 2023 annual meeting)	Joseph M. Field David J. Field David J. Berkman
Our Directors are:
•David J. Field – Director, Chairman, President & Chief Executive Officer.  David J. Field (age 60) has served as our Chairman since 2017, our Chief Executive Officer since 2002, our President since 1998, and one of our Directors since 1995.  Mr. Field is our Principal Executive Officer.  He also served as our Chief Operating Officer from 1996 to 2002 and Chief Financial Officer from 1992 to 1998. Mr. Field served as Chairman of the Radio Board of the National Association of Broadcasters from 2005 to 2007.  Mr. Field also currently serves on the boards of directors of the National Association of Broadcasters, the National Constitution Center, and The Wilderness Society. He has a B.A. from Amherst College and an M.B.A. from the Wharton School of the University of Pennsylvania.  Mr. Field was named the 2006 and 2017 Radio Executive of the Year by Radio Ink Magazine, and a “Giant in Broadcasting” in 2017 by the International Radio & Television Society. In 2017, Mr. Field received the National Association of Broadcasters’ National Radio Award.  He is a three-time recipient of Institutional Investor Magazine’s “Best CEOs in America.” Mr. Field is the son of Joseph M. Field.
•Joseph M. Field – Chairman Emeritus & Director. Joseph M. Field (age 90) founded the Company in 1968, served as President, Chief Executive Officer and Chairman from formation until 1998, as Chief Executive Officer and Chairman from formation until 2002, as Chairman until 2017, and as a Director at all times since our inception. Before entering the broadcasting business, Mr. Field practiced law for 14 years in New York (including service as an Assistant United States Attorney for the Southern District of New York) and Philadelphia. Mr. Field served on the Board of Directors of the National Association of Broadcasters for the years 1992 through 1996. At present Mr. Field serves on the Boards of Directors of the Broadcasters’ Foundation of America, the Philadelphia Orchestra Association, the Mary Louise Curtis Bok Foundation, the Settlement Music School, the Philadelphia Chamber Music Society and the Foreign Policy Research Institute. In addition, he serves on the Advisory Board of the University of Pennsylvania’s Field Center for Children’s Policy, Practice & Research. Mr. Field has a B.A. from the University of Pennsylvania, an L.L.B. from Yale Law School and a D.M. from the Curtis Institute of Music. Mr. Field is the father of David J. Field.
•David J. Berkman - Director. David J. Berkman (age 60) has served as one of Audacy’s Directors since our initial public offering in January 1999. Mr. Berkman served as our Independent Lead Director from October 2017 until May 2021. Since January 2000, Mr. Berkman has served as the Managing Partner of Associated Partners, LP, a private equity firm primarily engaged in telecommunications infrastructure investments. He also serves on the boards of directors of Hamilton Lane Inc., Chemimage Corporation and Watchbox Holdings US. Civically, Mr. Berkman serves on the Board of Overseers of the University of Pennsylvania School of Engineering and Science. Mr. Berkman has a B.S. from the Wharton School of the University of Pennsylvania.
•Sean R. Creamer - Director. See Proposal 2 above.
•Joel Hollander - Director. See Proposal 2 above.
•Louise C. Kramer - Director. Louise C. Kramer (age 66) has served as one of Audacy's Directors since March 2020. Ms. Kramer served as the Company’s Chief Operating Officer from May 2015 through May 5, 2020. She continued to serve as an Executive Vice President of the Company until retiring in December 2020. Ms. Kramer previously served as the Company’s Station Group President from April 2013 through May 2015, one of the Company’s Regional Presidents from December 2007 through April 2013 and one of the Company’s Regional Vice Presidents from January 2000 through December 2007. Prior to joining the Company in January 2000, Ms. Kramer served as General Manager for CBS Radio in Chicago.
•Mark R. LaNeve - Class A Director. See Proposal 1 above.
•David Levy - Class A Director. David Levy (age 59) has served as one of Audacy’s directors since May 2015. Since January 1, 2020, Mr. Levy has been serving as Chief Executive Officer of Back Nine Ventures LLC, an investment and investment advisory firm. Mr. Levy has also joined, as a Senior Advisor in 2021, with two companies: Raine, a merchant bank advisory company, and Arctos Partners, a new fund, focused on passive investment in professional sports teams. From 2013 through March 2019, Mr. Levy served as President of Turner Broadcasting System, Inc. where he oversaw all creative and business activity of the Turner signature entertainment networks TBS, TNT, Turner Classic Movies, truTV, Cartoon Network, Boomerang and Adult Swim, and their digital brand extensions, as well as Turner Sports. Mr. Levy had previously served as President, Sales, Distribution and Sports for Turner since 2003. Mr. Levy has a B.S. from Syracuse University – Martin J. Whitman School of Management.
•Susan K. Neely - Director. Susan K. Neely (age 65) has served as one of Audacy’s directors since December 2018. Since September 2018, Ms. Neely has served as the President and Chief Executive Officer of the American Council of Life Insurers. Formerly, she was the President and CEO of the American Beverage Association from May 2005 through August 2018. Ms. Neely is a director of American Bureau of Shipping. She presently serves as Chair of the Congressional Coalition on Adoption Institute and Vice President of the Global Federation of Insurance Associations. In addition, Ms. Neely is a director of the Global Child Nutrition Foundation, a member of the Washington Economic Club, and a member of the B20 Task Force on Finance & Infrastructure. She was named one of the most influential people in Washington in 2021 and Trade Association CEO of the Year by two separate national organizations 2014 and 2018. Ms. Neely holds a master’s degree in Public Administration from Drake University and a bachelor’s degree from the University of Iowa.
•Monique L. Nelson - Director. See Proposal 2 above.
Director Independence.
    Our Board of Directors determined that each of David J. Berkman, Sean R. Creamer, Joel Hollander, Mark R. LaNeve, David Levy, Susan K. Neely, and Monique L. Nelson has no material relationship with the Company and each is therefore an “independent director” as defined by Section 303A.02 of the listing standards of the New York Stock Exchange. We have not made any charitable contributions to any charitable organization in which a Director serves as an executive officer where, within the preceding three years, contributions in any single year exceeded the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues.
Committees of our Board of Directors.
•Audit Committee. The Audit Committee consists of Sean R. Creamer, Chairman, David J. Berkman and Joel Hollander. The Audit Committee met five times in 2021. The Audit Committee informally engages in discussions with management throughout the year. A copy of the Amended and Restated Audit Committee Charter is posted on our website located at www.audacyinc.com/investors/corporate-governance. Each member of the Audit Committee is independent as defined in Section 303A.02 of the listing standards of the New York Stock Exchange. No audit committee member simultaneously serves on the audit committees of more than three public companies.
        Audit Committee Financial Expert. Our Board of Directors has determined that Joel Hollander is an Audit Committee Financial Expert. Mr. Hollander is “independent” as such term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.
•Compensation Committee. The Compensation Committee consists of David J. Berkman, Chairman, Mark R. LaNeve and David Levy. The Compensation Committee met four times in 2021. The Compensation Committee informally engages in discussions with management throughout the year. A copy of the Amended and Restated Compensation Committee Charter is posted on our website located at www.audacyinc.com/investors/corporate-governance. Each member of the Compensation Committee is independent as defined in Section 303A.02 of the listing standards of the New York Stock Exchange.

        The Compensation Committee conducts a general review of our compensation plans to ensure that they meet corporate objectives, including review and approval of all compensation paid to our executive officers. The responsibilities of the Compensation Committee also include administering and interpreting the Audacy Equity Compensation Plan, including selecting the officers, employees and other qualified recipients who will be granted awards thereunder. A narrative description of our Compensation Committee’s processes and procedures for the consideration and determination of executive and Director compensation is contained in the Compensation Discussion and Analysis in this Proxy Statement.
        Since 2019, the Committee has utilized the services of Exequity LLP to assist in evaluating our compensation practices including those relating to our Named Executive Officers as well as in structuring compensation in connection with a new employment agreement for our Chief Executive Officer in 2021.
        Compensation Committee Interlocks and Insider Participation. None of the members of the Compensation Committee was at any time one of our officers or employees. None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as members of our Board of Directors or Compensation Committee.
•Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee consists of Joel Hollander, Chairman, Susan K. Neely and Monique L. Nelson. The Nominating/Corporate Governance Committee met one time in 2021. The Nominating/Corporate Governance Committee informally engages in discussions with management throughout the year. A copy of the Amended and Restated Nominating/Corporate Governance Committee Charter is posted on our website located at www.audacyinc.com/investors/corporate-goverance.
        The Nominating/Corporate Governance Committee is responsible for the recommendation of criteria for selection of Board members and assisting our Board of Directors in identifying candidates. The Nominating/Corporate Governance Committee will consider nominees recommended by shareholders. Shareholders should submit any such recommendations to our Corporate Secretary. In addition, shareholders may make their own director nominations in accordance with the procedures for Shareholder Director Nominations described in this Proxy Statement under the heading “Shareholder Proposals For 2023 Annual Meeting.”
        The Nominating/Corporate Governance Committee has not established any specific minimum qualifications that must be met by a Committee-recommended nominee for a position on our Board of Directors. Our Corporate Governance Guidelines provide: “In selecting a person to become a director, the Nominating/Corporate Governance Committee will consider the diversity of each potential candidate, including without limitation, diversity of background, gender, race, ethnic or national origin, age, and experience.”
        The Nominating/Corporate Governance Committee identifies prospective candidates for recommendation to our Board of Directors upon recommendations from other Directors, management and our shareholders. In addition, the Nominating/Corporate Governance Committee has in the past retained the services of a professional search firm to identify prospective candidates. The Nominating/Corporate Governance Committee does not have a formal review policy for prospective Committee-recommended nominees.
Our Board of Directors has charged our Board's Nominating/Corporate Governance Committee with overseeing our Environmental, Social and Governance efforts. As of 2022, this Committee's Charter now includes the following Duties and Responsibilities: "The Committee is responsible for overseeing and reviewing the Company's practices relating to corporate responsibility, including environmental, sustainability and social matters and discussing with management the Company's (i) progress on social responsibility matters and (ii) communications with investors and other stakeholders regarding these matters."
        Nominees Mark R. LaNeve, Sean R. Creamer and Joel Hollander were elected by the shareholders at the 2019 annual meeting of shareholders. Nominee Monique L. Nelson was elected by our Board to fill a newly created vacancy in February 2021.
•Executive Committee. The Executive Committee consists of David J. Field, Chairman, Joseph M. Field, David J. Berkman, Joel Hollander and David Levy. The Executive Committee did not meet in 2021. The Executive Committee has the authority to approve acquisitions and expenditures for certain radio and audio related synergistic investments subject to pre-defined size limits.

Board Leadership Structure and Risk Oversight
    Joseph M. Field served as our Chairman since our inception in 1968 through the completion of our merger with CBS Radio Inc. on November 17, 2017 (the “CBS Radio Merger”). Joseph M. Field served as our Chief Executive Officer from our inception until 2002. Upon completion of the CBS Radio Merger, David J. Field was elected as our Chairman. David J. Field was elected as our Chief Executive Officer in 2002. While the roles of CEO and Chairman were split from 2002 through 2017, we do not have a policy requiring the bifurcation of these two positions.
    Joel Hollander has served as our Independent Lead Director since May 2021. Prior to that, David J. Berkman served as our Independent Lead Director from October 2017 through May 2021. The responsibilities of the Lead Director will include, but are not limited to: presiding at all meetings of the Board at which the Chairman is not present, chairing executive sessions of the Board, serving as the principal liaison between the Chairman and the independent directors, approving information sent to the Board, approving meeting agendas for the Board, and approving Board meeting schedules to ensure that there is sufficient time for discussion of all agenda items. The Lead Director shall have the authority to call meetings of the independent directors. If requested by major shareholders, the Lead Director shall ensure that he or she is available for consultation and direct communication.
    As of March 15, 2022, David J. Field, our Chairman, President and Chief Executive Officer, beneficially owned 3,880,577 shares of our Class A common stock and 2,749,250 shares of our Class B common stock, representing approximately 18.1% of the total voting power of all of our outstanding common stock. As of March 15, 2022, Joseph M. Field, our Chairman Emeritus, and the father of David J. Field, beneficially owned 14,598,864 shares of our Class A common stock and 1,295,949 shares of our Class B common stock, representing approximately 15.9% of the total voting power of all of our outstanding common stock. David J. Field and Joseph M. Field, beneficially own all outstanding shares of our Class B common stock. Other members of the Field family and trusts for their benefit also own shares of Class A common stock.
    In accordance with NYSE requirements, our Audit Committee’s charter provides that it is responsible for discussing with management our policies with respect to risk assessment and risk management. In addition, our Audit Committee also discusses with management our significant risk exposures (including financial and cyber risks) and the actions management has taken to limit, monitor or control such exposures. While the Audit Committee has primary responsibility for overseeing risk management, our entire Board of Directors is actively involved in overseeing risk management for the Company. The full Board also engages in periodic discussions with our CEO, CFO, and other Company officers as the Board may deem appropriate. In addition, each of our Board committees considers the risks within its area of responsibilities. We believe that the leadership structure of our board supports the Board’s effective oversight of the Company’s risk management.
Director Meeting Attendance.
•Committee and Board Meetings. Our Board met five times in 2021. Each incumbent Director who served during the last full year attended at least 75% of the aggregate of the meetings of both our Board and the meetings of the committee(s) on which such Director served during 2021.
•Annual Shareholders’ Meetings. We do not maintain a policy regarding Director attendance at our Annual Meeting of Shareholders. At the 2021 Annual Meeting of Shareholders, nine of our (then) eleven directors were present.
Non-Management Directors
•Meetings. Our non-management Directors regularly meet in executive sessions. At these meetings, Joel Hollander, as our Independent Lead Director, presides.
•Communications with Non-Management Directors. We have established a process for interested parties to make their concerns known to the non-management Directors. See below under “Communications With Directors.”
Communications with Directors
    We have established a mechanism to facilitate the ability of interested parties to make their concerns known to our Board of Directors, our non-management Directors or any other group or specific individual Director(s). Specifically, any interested party desiring to so communicate can either: (i) send an email to “d i r e c t o r s” followed by the extension “@ a u d a c y . c o m”. In order to enable spam filtering, only email with the subject line: “AUD Board Message” will be read; or (ii) send a letter to Audacy, Inc., 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103, Attn: Director Communication. Each correspondence sent in the foregoing manner (other than mail regarding matters that are not in the province of our Board of Directors) is made available to our Directors or such other sub-group thereof as may be specified by the sender.

EXECUTIVE OFFICERS
The table below sets forth certain information regarding those persons currently serving as our Executive Officers:

Name and Title	Background
David J. Field Chairman, President and Chief Executive Officer	See “Board of Directors” above.
Joseph M. Field Chairman Emeritus	See “Board of Directors” above.
Susan R. Larkin Executive Vice President, and Chief Operating Officer
Susan R. Larkin (age 57) has served as our Executive Vice President and Chief Operating Officer of Audacy since May 2020. Ms. Larkin previously served as our Corporate Regional President and Senior Vice President/Market Manager of our New York Market from April 2018 until May 2020. From October 2017 through April 2018, Ms. Larkin served as a Corporate Regional Vice President and Senior Vice President/Market Manager for our San Francisco Market.  Prior to joining us in July 2017, Ms. Larkin served as Regional Vice President for Cox Media Group as well as Vice President and Market Manager in their Orlando and Jacksonville markets.  Ms. Larkin currently serves on the Executive Committee of the Board of Directors of The Radio Advertising Bureau. Ms. Larkin holds a B.A in Broadcast Communications from State University of New York at Oswego. Ms. Larkin has been named to Radio Ink’s Most Powerful People and Most Influential Women the last several years.

Richard J. Schmaeling Executive Vice President, and Chief Financial Officer
Richard J. Schmaeling (age 57) has served as our Executive Vice President and Chief Financial Officer since April 2017. Prior to that, he served as Chief Financial Officer of Travel Leaders Group, LLC, the largest travel agency company in the United States since July 2016. From August 2015 through June 2016, Mr. Schmaeling was Chief Financial Officer of MediaMath, Inc., a private equity controlled advertising technology company. From January 2015 through August 2015, Mr. Schmaeling provided integration consulting to Media General, Inc., a TV and digital media company, which acquired LIN Media, LLC, a local TV and digital media provider serving 23 markets and approximately 10% of U.S. households, where Mr. Schmaeling was Chief Financial Officer from 2008 through December 2014. Mr. Schmaeling is a Certified Public Accountant and has a B.S. in Accounting from Rutgers University.

Andrew P. Sutor, IV Executive Vice President, General Counsel & Secretary
Andrew P. Sutor, IV (age 49) currently serves as our Executive Vice President (since November 17, 2017), General Counsel (since January 2013) and Secretary (since January 2014). Mr. Sutor has oversight of our Legal Department, Technical Operations Department, Human Resources Department, and Real Property/Facilities Department. Mr. Sutor previously served as our Senior Vice President (January 2013-November 2017), Vice President (September 2010-December 2012) and Corporate Counsel (2007-2010).  Prior to joining Audacy in 2002, Mr. Sutor was an associate in the Business Law Department of Saul Ewing, LLP, a law firm based in Philadelphia, Pennsylvania.  Mr. Sutor serves on the on the Board of Directors of the National Association of Broadcasters and the Board of Managers of the Broadcaster Traffic Consortium (BTC). Mr. Sutor has a J.D. from the Villanova University School of Law and a B.A. in both Economics and Political Science from the University of Pennsylvania.

J.D. Crowley Chief Digital Officer
J.D. Crowley (age 40) currently serves as our Executive Vice President (Since December 1, 2021), and Chief Digital Officer (since November 17, 2017). Mr. Crowley oversees and leads the strategy and execution for our digital portfolio, including the Audacy direct-to-consumer platform, our Podcast Network and studios, and the QL Gaming Group. Prior to joining us in 2017, Mr. Crowley held various roles at CBS Corporation, including Executive Vice President of Digital for CBS Radio (from October 1, 2016 to November 17, 2017), and Senior Vice President and General Manager of Digital Media for CBS Television Distribution (from 2014 to 2016). He also co-founded and served as the Senior Vice President of CBS Brand Studio, an in-house digital video and branded content studio (from 2012 to 2014). Previously, Mr. Crowley served as Senior Supervising Producer at "Entertainment Tonight" and "The Insider" for Paramount Domestic Television and then CBS (From 2005 to 2010), and as a producer at KCAL/KCBS Television in Los Angeles (from 2003 to 2005). Mr. Crowley attended the University of Southern California.

TRANSACTIONS WITH RELATED PERSONS
2021 Transactions
    During 2021 there were no, and currently there are no proposed, transactions in which we were or are to be a participant where the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest, which would be required to be disclosed herein pursuant to Item 404(a) of Regulation S-K.
Policies and Procedures for Review, Approval, or Ratification
    Our Board of Directors, upon the recommendation of our Nominating/Corporate Governance Committee, adopted a Related Party Transactions Policy. This policy provides that Interested Transactions with Related Parties, as defined in the policy, are subject to approval or ratification.
    For purposes of the policy:
•an “Interested Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year; (ii) we are a participant; and (iii) any Related Party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than ten percent beneficial owner of another entity).
•a “Related Party” is any: (i) person who is or was (since the beginning of the last year for which we have filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, Director or nominee for election as a Director; (ii) beneficial owner of greater than five percent of our common stock; or (iii) immediate family members of any of the foregoing. Immediate family members include a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone not falling into one of the foregoing categories who resides in such person’s home (other than a tenant or employee).
    Under this policy, our Nominating/Corporate Governance Committee reviews the material facts relating to all Interested Transactions that require the Committee’s approval and either approves or disapproves of our entry into the Interested Transaction, subject to certain exceptions. If advance approval of an Interested Transaction by the Nominating/Corporate Governance Committee is not feasible, then the Interested Transaction shall be considered and, if the Committee determines it to be appropriate, ratified at the Committee’s next regularly scheduled meeting. In determining whether to approve or ratify an Interested Transaction, the Nominating/Corporate Governance Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction.
Standing Pre-Approval for Certain Interested Transactions
    Under the policy, certain transactions are deemed to be pre-approved by the Nominating/Corporate Governance Committee, even if the aggregate amount involved will exceed $100,000. These transactions include: (i) employment of executive officers; (ii) director compensation; (iii) certain transactions with other companies; (iv) certain charitable contributions; (v) transactions where all shareholders receive proportional benefits; and (vi) transactions involving competitive bids.

Compensation Information

COMPENSATION DISCUSSION AND ANALYSIS
OVERVIEW
Our executive officer compensation programs are comprised of the following elements: (i) base salary; (ii) incentive compensation (including annual incentive bonuses of both cash and equity); and (iii) other compensation such as employee benefit plans, including our 401(k) plan, employee stock purchase plan, deferred compensation plan, health insurance and life/disability insurance. Our executive officer compensation programs are designed to motivate our executive officers to attain financial, operational and strategic objectives. These programs generally provide incentives to achieve both annual and longer-term objectives. In making executive compensation determinations, we assess both the performance of our business and the performance of our executives relative to those objectives.
Our compensation policy has been to provide competitive compensation while also seeking to align the financial goals of our executives with those of our shareholders. The Compensation Committee (or the “Committee”) of our Board of Directors selectively utilizes equity awards to further this alignment.
Our Named Executive Officers (“NEOs”) are:

David J. Field	Chairman, President and Chief Executive Officer
Richard J. Schmaeling	Executive Vice President and Chief Financial Officer
Susan R. Larkin	Executive Vice President and Chief Operating Officer
J.D. Crowley	Executive Vice President and Chief Digital Officer
Andrew P. Sutor, IV	Executive Vice President, General Counsel and Secretary
SHAREHOLDER OUTREACH AND RESPONSIVENESS
We have continued to expand our engagement efforts to receive shareholder feedback regarding our executive compensation programs and other matters of importance to the Company and our shareholders.
Scope of Our Outreach. During 2021, we met with all shareholders who requested discussions with us. Throughout these meetings, we requested specific feedback on any issues these shareholders had with our compensation program, our governance practices, and their thoughts on how we could address these issues. Our most recent Say-on-Pay advisory vote on executive compensation was in 2020. At the 2020 Annual Meeting of Shareholders, 94% of the votes cast (either for or against) in the Say-on-Pay advisory vote on executive compensation were in support of the Company’s compensation policies for the Named Executive Officers.
Engagement and Response Efforts. Our shareholder engagement included top members of management. Feedback received was shared regularly with the Board, including the Committee, for review and discussion. We historically take comprehensive and decisive actions in response to the input of our shareholders.
Key Issues of Discussion. In our meetings with shareholders, in addition to executive compensation, we discussed our governance record, Board leadership, composition and diversity.

BEST COMPENSATION PRACTICES
We believe firmly that it is our responsibility to follow best compensation practices. The table below highlights the compensation practices we embrace and those that we do not follow.

Things We Do	Things We Do Not Do
•Pay for performance: For 2021, a great majority of NEO targeted incentive compensation was tied to performance conditions and/or company stock value.
•Alignment of executive compensation with shareholder value creation: 100% of executives’ long-term incentive compensation is denominated in company stock.
•Utilize a mix of performance metrics: NEOs’ incentive pay is tied to an array of financial and individual performance goals.
•Maintain rigorous stock ownership guidelines for our NEOs and directors.
•Routinely engage with shareholders and expanded this outreach effort to solicit more expansive feedback on our executive compensation program and our governance practices.
•Align incentives with our business strategy.
•Maintain a robust compensation clawback policy.
•The Company has an Independent Lead Director.
•Monitor and mitigate risks associated with our compensation programs.

•Directors and executive officers are prohibited from hedging or pledging Company securities.
•No repricing or cashing-out of underwater stock options or stock appreciation rights without shareholder approval.
•No tax gross-ups.
•No payment of dividends on unvested equity awards.
•No new deferrals under deferred compensation plans.
•No payment of above-market interest on deferred compensation.
•No excessive perquisites.
•No defined benefit pension plan.
•No single trigger of equity awards upon a change in control.

PROCESS FOR ESTABLISHING COMPENSATION
Our Committee reviews and approves the corporate goals and objectives with respect to the compensation of our Chief Executive Officer. Our Committee is responsible for evaluating our Chief Executive Officer’s performance in light of these goals and objectives and, based upon this evaluation, sets our Chief Executive Officer’s compensation. In addition, our Committee reviews and sets the compensation of the executive officers other than our Chief Executive Officer. Finally, our Committee reviews and makes recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements. Our Committee’s duties are memorialized in its charter, which is available on our website at www.AudacyInc.com.
Our Committee meets on a regularly scheduled basis at least two times per year, and typically more frequently as our Committee deems necessary or desirable. In 2021, the Committee met four times. In addition, members of our Committee monitor executive compensation trends and discuss compensation matters with our Chief Executive Officer, our Chief Financial Officer and among themselves informally throughout the year. This informal process facilitates the on-going monitoring of the appropriateness of our executive compensation packages and serves to prepare our Committee members for the formal meetings so that definitive compensation decisions can be more efficiently made at such meetings. In addition, our Committee from time to time has utilized and relied upon the analysis and recommendations of independent compensation consultants. In 2021, the Committee utilized the services of Exequity LLP to assist with structuring a new employment agreement for our Chief Executive Officer and evaluating our incentive pay designs.
Our Committee is involved in compensation considerations throughout the year. The process for annual compensation changes and incentive compensation grants typically includes Committee deliberation as well as reports and recommendations made by management at the request of the Committee. Specifically, our Chief Executive Officer presents a report which highlights our performance as a company and the performance of our Chief Executive Officer during the preceding year, as well as compensation previously earned by senior management in prior years. Our Chief Executive Officer then provides our Committee with a recommendation for our executive officer compensation. While no formal process for determining executive compensation is prescribed in the Committee’s charter or otherwise, this informal process has evolved over time.
Once it receives and considers the various pieces of information, reports and presentations described above, our Committee then meets without our Chief Executive Officer or other management present to determine the appropriate level of compensation. Our Committee sets the compensation of our Chief Executive Officer as well as the other Named Executive Officers.

As part of the process of amending and restating the employment agreement and compensation terms applicable to David J. Field, management worked with Exequity to identify a compensation benchmarking peer group of 12 companies that are comparable to Audacy in terms of operational complexion and scale of business. The companies were identified through a process that included a review of companies serving as competitors for executive talent, a financial analysis of comparability to Audacy, and a review of companies that serve as compensation benchmarking peers of these companies. These companies are AMC Networks Inc.; Beasley Broadcast Group, Inc.; Cinemark Holdings, Inc.; Cumulus Media Inc.; Gray Television, Inc.; iHeartMedia, Inc.; Meredith Corporation; Nexstar Media Group, Inc.; Sinclair Broadcast Group, Inc.; Sirius XM Holdings Inc.; Townsquare Media, Inc.; and Urban One, Inc.
While the Compensation Committee has opted to remain flexible with respect to aligning the target pay of Named Executive Officers in relation to that of the peer executives, the prospective total target pay arrangement of David J. Field established as part of his contract renewal was set at a level that is below the median peer total target pay level of the CEOs of the above peer companies.
ELEMENTS OF COMPENSATION
Base Salary. In setting base salaries for our Named Executive Officers, our Committee generally considers (i) the experience, capabilities, qualities, performance record and relative effectiveness of the individual, (ii) the scope and complexity of the position, and (iii) our size relative to the revenue of other media companies.
The annual base salary is intended to reward the executive officer for the day-to-day demands, complexities and difficulties of such officer’s job. The objective is to set base salaries at levels that the Committee and the applicable executive officer believe are fair, given the job functions and their individual performance and experience in relation to those job functions. The Committee attempts to provide annual base salaries that will help to retain the executives and discourage them from seeking or accepting other employment opportunities.
Annual Incentive Compensation. The annual incentive compensation opportunities are designed to provide a meaningful motivation for executives to accomplish critical objectives over the coming year.
In response to shareholder feedback, 75% of our NEOs’ 2021 annual cash incentives were directly tied to a pay-for-performance grid comprised of pre-established objective goals relating to EBITDA. The remaining 25% of the NEOs’ 2021 cash incentive opportunity was tied to targeted goals and a qualitative assessment of performance within the responsibility of each NEO. The 2021 annual incentive awards targets were maintained at either the same percentage of base salary or set dollar amount for all of our NEOs.

Our Committee set the 2021 target payout levels for the executive officers based on recommendations from the CEO (except with respect to his own level). The decision to increase or decrease cash bonuses from year to year is generally based on a variety of factors that our Committee deems appropriate, including our overall performance, the individual executive’s performance, the business environment which existed during the year and any extraordinary events that arose during the course of the year. We believe this flexibility and our history of appropriately rewarding performance provide a strong incentive to our executive officers to perform in a manner that will allow us to achieve our corporate objectives.
The Committee established the 2021 annual incentive opportunities based on a combination of factors, including each executive’s role and responsibilities, experience and skills, expected contribution to the Company and potential impact on EBITDA. In the case of David J. Field’s target bonus, the Compensation Committee also established the prospective levels in partial reliance on the pay practices and levels of the peer companies referenced above. The bonus calculation for EBITDA purposes is consistent with our publicly disclosed Adjusted EBITDA measure. Throughout this Compensation, Discussion and Analysis the term EBITDA relates to this adjusted value.

Our NEOs’ total 2021 annual incentive opportunities were established at the following levels:

Executive	Below Threshold (% of Base Salary)	Threshold Bonus (% of Base Salary)	Target Bonus (% of Base Salary)	Maximum Bonus (% of Base Salary)
David J. Field	—%	40%	200%	300%
Richard J. Schmaeling	—%	18%	90%	135%
Susan R. Larkin	—%	14%	72%	107%
J.D. Crowley	—%	12%	62%	93%
Andrew P. Sutor, IV	—%	11%	55%	82%
2021 Company-Wide Financial Goals. Our Committee structured the 2021 annual cash incentive program to include a combination of company-wide, business unit and individual performance goals, as appropriate, for the NEOs. In response to shareholder input in our outreach efforts in 2021, we tied 75% of our NEOs’ 2021 annual bonus opportunities to a pre-established pay-for-performance grid covering EBITDA.
The table below reflects the EBITDA grids covering our NEOs for the financial portion of the 2021 bonus. The Committee assigned weightings to these metrics according to each executive’s primary accountability, as follows:

2021 Annual Incentive Financial Goals (dollars in millions)

	Below Threshold		Threshold		Target		Maximum
	Level	Bonus Payable	Level	Bonus Payable	Level	Bonus Payable	Level	Bonus Payable
EBITDA	<$168.0	0%	$168.0	20.0%	$275.0	100%	≥$314.9	150%

2021 Financial Performance (dollars in millions)

	2021 Results			Bonus Payout %
	$	% vs. Threshold	% vs. Target
EBITDA	$165.70	98.5%	60.2%	0%
2021 Additional Bonus Objectives and Accomplishments. The remaining 25% of NEOs’ 2021 annual bonus opportunity was tied to the particular area of expertise and responsibilities of each executive, and a subjective evaluation of their performance in achieving those objectives.
Determination of CEO 2021 Annual Incentive Compensation. At the beginning of calendar year 2021, our Committee identified certain goals and objectives relating to the performance of our Chief Executive Officer. Specifically, for 2021 our Committee identified the following goals and objectives as follows:
•75% of the CEO’s annual incentive compensation for 2021 was tied to the achievement of the pre-established EBITDA goal.
◦The Company’s 2021 EBITDA performed at 60.2% of Target and 98.5% of the Threshold, resulting in the financial component of Mr. Field’s 2021 bonus paying at 0% of the Targeted level ($0).
•25% of the CEO’s annual incentive compensation for 2021 was tied to a subjective and qualitative assessment of our CEO’s performance. In assessing this component, our Committee considered the Company’s performance together with the Committee’s evaluation of our 2021 CEO Goals and Objectives, as contemplated by NYSE Rule 303A.05(b)(i)(A). In making this assessment the Committee noted: (i) the Company’s 2021 performance was materially impacted by the effects of the Delta and later Omicron variants of COVID-19; and (iii) COVID-19 supply chain disruptions adversely impacted Company clients and negatively affected their advertising budget. In addition, the Committee considered that fact the Company’s total revenue grew 18.3% in 2021.
◦In light of these factors and the factors described below (under “NYSE CEO 2021 Goals and Objectives Evaluation), the Company awarded 100% of the remaining 25% overall component of Mr. Field’s 2021 targeted level or $640,638.

NYSE CEO 2021 Goals and Objectives Evaluation.
•At the beginning of 2021, our Committee identified the following CEO Goals and objectives for 2021:
•Achievement of 2021 business plan
- Revenue
- Expense
- BCF (or Broadcast Cash Flow)
- Adjusted EBITDA
- Adjusted EPS (or earnings per share) and
- Adjusted Free Cash Flow
•Exceed peer operating performance
- Market share
•Exceed peer group stock performance
•Manage Leverage
•Execute Strategic Plan
- Maintain a great leadership team and winning culture.
- Strategic leadership in evolving media landscape - making sure Audacy is positioned for success.
- Effectively driving innovation growth and competitive enhancements.
- Identify value creating deals and opportunities.
For purposes of market performance, we considered the performance of commercial radio stations within each market where we operate. For purposes of the stock performance analysis, we considered our Radio Peers: Beasley Broadcast Group, Inc. Cumulus Media Inc. and iHeartMedia, Inc.; and our TV Peers: Nexstar Media Group, Inc. and Tegna, Inc.
Broadcast Cash Flow, Adjusted EBITDA, Adjusted Free Cash Flow and Adjusted Earnings per Share are “Non-GAAP Financial Measures.”
We calculate Broadcast Cash Flow (or BCF) as operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station and corporate operating expenses); impairment loss; merger and acquisition costs, other expenses related to refinancing and non-recurring expenses recognized for restructuring charges, merger and acquisition costs or similar costs, including transition and integration costs; and gain or loss on sale or disposition of assets.
We calculate Adjusted EBITDA as net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); income from discontinued operations, net of income taxes or benefit; total other income or expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); refinancing expenses; impairment loss, merger and acquisition costs, restructuring and integration costs; preferred stock dividends; COVID-19 related expenses; non-recurring expenses/recoveries, otherwise included in corporate or station expenses; (gain), loss on early extinguishment of debt, and (gain) loss on sale or disposition of assets.

We calculate Adjusted Free Cash Flow as net income (loss): (i) plus depreciation and amortization; (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses); impairment loss; merger and acquisition costs; restructuring and integration costs, (gain) loss on early extinguishment of debt; COVID-19 related expenses, other income and non-recurring expenses/recoveries otherwise included in corporate or station expenses; income from discontinued operations (excluding income taxes or tax benefit); amortization of deferred financing costs and debt premium included in interest expense; refinancing expenses; income taxes (benefit); Adjusted Income Taxes Paid, and Net Capital Expenditures.
We calculate Adjusted Earnings as net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported, including income taxes otherwise included in income from discontinued operations; (ii) gain/loss on sale or disposal of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) impairment loss; (v) merger and acquisition costs, and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; (vi) other expenses related to refinancing; (vii) other income; (viii) gain/loss on early extinguishment of debt; (ix) COVID-19 related expenses; and (x) non-recurring expenses/recoveries otherwise included in corporate or station expenses. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 30% without discrete items of tax. To calculate adjusted earnings per share we divide by Weighted Average Shares - Diluted.
We calculate Net Capital Expenditures as capital expenditures, including amortizable intangibles, adjusted to subtract reimbursed tenant improvement allowances.
We calculate Adjusted Income Taxes Paid as income tax paid, adjusted to exclude taxes paid related to the gain/loss on sale or exchange of radio station assets; and taxes paid related to the gain/loss on the sale of redundant property.
•With respect to our 2021 CEO Goals and Objectives, our Committee found:
•With respect to achieving our 2021 business plan, the Committee found that the Company fell short of our 2021 financial goals other than with respect to expenses.
•With respect to exceeding our peer group’s operating performance, the Committee found that the Company did not exceed its Peer Group.
•With respect to exceeding our peer stock price performance, the Committee found that the Company’s 2021 stock performance failed to exceed that of our public company Radio Peer Group (listed above) and our public company TV Peer Group (listed above).
•With respect to managing our leverage, the Committee found this goal was achieved. The Committee noted that (i) the Company successfully ended 2021 with first lien leverage of 3.7x; (ii) the Company successfully executed a $75 million accounts receivable facility which reduced first lien leverage for compliance purposes.
•With respect to executing our strategic plans, the Committee found this goal was achieved for the following reasons:
•The Company successfully rebranded as Audacy, signaling the next chapter in our journey and marking our transformation into a scaled multi-platform audio content and entertainment leader.
•The Company continued to enhance its digital audio platform and related technology.
•We are nearing the beta launch of our new mobile application platform, one that fully encapsulates the audio leader we have become.
•We launched a collection of hundreds of exclusive stations – all expertly curated by our own programming leadership and on-air personalities, as well as some of the biggest stars in music – available exclusively on the Audacy digital platform.
•We became the official audio and podcast partner of Major League Baseball through an exclusive production and distribution partnership.
•In 2021, the Company continued to evolve its digital audio model and its capabilities through two strategic transactions.
•In March 2021, we acquired podcast influencers marketplace Podcorn Media, Inc. (“Podcorn”) in an effort to fill an industry-wide gap in helping brands of all sizes tap into the hard-to-access micro-influencer community. Powered by its marketplace of over 50,000 creators, Podcorn constructs an infrastructure for enabling direct podcaster and advertiser relationships, surfacing the most relevant matches to scale native branded content, drive higher ROI for brands, and enhance how podcast creators monetize their content. This acquisition expanded our product offering for advertisers and builds on our position as one of the country's three largest podcast publishers.
•In October 2021, the Company acquired WideOrbit’s digital audio streaming technology and ad tech business and relaunched it as AmperWave. This acquisition gives us control of our product roadmap to deliver enhanced consumer-facing live and on-demand streaming features for our listeners.
•The Company continued to accelerate its podcast business in 2021, doubling its original podcast creations including multiple hits titles. The Company established an exclusive partnership with American Public Media and expanded its portfolio of podcast companion partnerships with HBOMax, Apple, Netflix, Hulu, and others. The Company also launched Podsauce, a podcast discovery service to help consumers find new shows, and C13Features, the new podcast movie studio division of Cadence13, to focus on feature-length fictionalized audio “movies for your ears.”
•2021 marked the much-anticipated return to live events and, after a year off due to the COVID-19 pandemic. The Company hosted star-studded events Stars and Strings in New York City, We Can Survive at the Hollywood Bowl in Los Angeles, and the inaugural Audacy Beach Festival in Fort Lauderdale. All three events supported Audacy Serves, our social impact platform dedicated to supporting the health and success of the communities that are the heart of our business.
•In December 2021, the Company announced a multi-faceted partnership with Hard Rock International (HRI) that includes the collaboration on live events at a new Audacy-branded performance space in New York City, as well as music festivals and Hard Rock Cafe events around the country. In addition, the Company and Hard Rock Cafe will host a series of annual events at Hard Rock Cafe locations worldwide, including private concerts at the Cafe in Nashville, as well as music industry events in both Nashville and the aforementioned studio at Hard Rock Hotels’ soon-to-open flagship property on Music Row, just outside of Times Square.
•The Company continued to enhance its sports platform with the acquisition of sports data and iGaming affiliate platform QL Gaming Group and partnerships with sports betting leaders BetMGM, Rush Street Interactive and BetRivers. The Company also launched 2400Sports, a new podcast studio to house the Company’s sports digital audio content, including both new and existing original podcasts. In addition, the Company launched the BetQL Network, a digital home for the Company’s sports betting programming, which has since expanded to broadcast stations in 26 markets and can be streamed nationwide via the Audacy and BetQL digital platforms.
•The Company continued to add and retain strong leadership talent. In addition, the Company restructured its National sales organization around a single, unified team to insource national transactional sales and handle all national partnerships, business development and agency investment, planning and buying groups.
•Final Determination of CEO 2021 Annual Incentive Compensation. Based on the above factors, the Committee determined that
•Mr. Field earned 0% of the quantitative financial 75% portion of his 2021 bonus eligibility (i.e., $0),
•Mr. Field earned 100% of the qualitative non-financial 25% portion of his 2021 bonus (i.e., $640,638).
•The aggregate annual 2021 bonus thereby earned by Mr. Field represents approximately 25% of the total 2021 target bonus payable pursuant to Mr. Field’s employment agreement.
Determination of Other NEOs’ 2021 Annual Incentive Compensation.
75% Financial Bonus Component. The approach to determining the 75% financial bonus component for the remaining NEOs was the same as described above for the CEO. Since the EBITDA goal was not achieved, there was no bonus attributable to this metric.

75% - EBITDA Based Bonus Component
Executive	Bonus Target (EBITDA Based) 75% of Total Target	% of Bonus Target (EBITDA Based) Earned	Amount Earned
David J. Field	$1,913,748	0%	$0
Richard J. Schmaeling	$503,491	0%	$0
Susan R. Larkin	$375,000	0%	$0
J.D. Crowley	$300,000	0%	$0
Andrew P. Sutor, IV	$243,750	0%	$0
25% Non-Financial Bonus Component. Based on the same Company-wide performance results cited above in this Compensation Discussion and Analysis and the Committee’s assessment of the additional 25% bonus factor the final 2021 bonus amounts were determined at the following levels:

25% - Non-Financial Bonus Component
Executive	Bonus Target (Non-Financial Based) 25% of Total Target	% of Bonus Target (Non-Financial Based) Earned	Amount Earned
David J. Field	$640,638	100%	$640,638
Richard J. Schmaeling	$167,830	100%	$167,830
Susan R. Larkin	$125,000	100%	$125,000
J.D. Crowley	$100,000	100%	$100,000
Andrew P. Sutor, IV	$81,250	100%	$81,250
Additional Bonus Component. In order to be consistent with the bonuses the Company intended to award to its other non-NEO executives and members of management, the Committee decided to award an additional 20% of Target Bonus to all of the Company NEOs, other than our Chief Executive Officer (to whom no additional bonus was awarded). These awards were in line with our Chief Executive Officer’s recommendation: that the NEO (excluding himself) be treated consistent with the Company’s other executives and members of management. In making this recommendation and the subsequent determination by our Committee, it was noted that in 2020 no bonuses were paid to the Company’s NEOs, other executives and other members of Company management. The Committee concluded that the Company’s 2021 performance was materially impacted by the continuing effects of COVID-19. Further, the Committee considered the need to seek to retain key executives and members of the Company’s management team.
2021 Total Bonuses Earned. Accordingly, the 2021 total cash bonuses earned by our NEOs were as follows:

2021 Total Bonus Earned
Executive	Total Bonus Target	% of Bonus Total Target Earned	Total Amount Earned
David J. Field	$2,554,386	25%	$640,638
Richard J. Schmaeling	$596,730	45%	$303,910
Susan R. Larkin	$500,000	45%	$225,000
J.D. Crowley	$400,000	45%	$180,000
Andrew P. Sutor, IV	$325,000	45%	$146,250
Equity Compensation. To promote our long-term objectives, the Audacy Equity Compensation Plan permits awards to our executive officers who are in a position to make a significant contribution to our long-term success. Such equity awards are permitted to be made in the form of nonqualified stock options, incentive stock options, stock appreciation rights and restricted stock / restricted stock unit awards.
We award RSUs in order to align executive pay with shareholder value creation and to promote retention of senior executive talent. Given the reduced incentive levels resulting from the impact of the pandemic, retention of critical talent is especially vital. In 2021, we again deferred our typical first quarter equity compensation grants until the fourth quarter in an effort to mitigate equity-related distortions resulting from the impact of the pandemic on our stock price. The Compensation Committee did not feel that it would be appropriate to award equity at the regularly targeted grant values when the Company’s stock was continuing to trade at historically low levels. On December 1, 2021, we granted restricted stock units (“RSUs”) to our NEOs and certain other officers and employees. Because we did not have sufficient shares available under our equity compensation plans, we made 25% of the grants to certain executive officers contingent upon our shareholders approve a new equity compensation plan at the 2022 Annual Meeting of Shareholders. With respect to our NEOs, these grants were as follows:

Named Executive Officer	Contractual Target	RSUs Granted on December 1, 2021 And not subject to Shareholder Approval	RSUs Granted on December 1, 2021 But subject to Shareholder Approval	Value of All RSUs Granted on December 1, 2021 (@$2.43 per share)	Total RSU Grant value as a Percent of Target
David J. Field	No Target	225,000	75,000	$729,000	N/A
Richard J. Schmaeling	$621,500*	138,750	46,250	$449,550	72%
Susan R. Larkin	$400,000	116,250	38,750	$376,650	94%
J.D. Crowley	$250,000	82,500	27,500	$267,300	107%
Andrew P. Sutor, IV	$300,000	53,614	17,871	$173,709	58%

* Target was $500,000 plus 50,000 RSUs (or $121,500 assuming a grant date market closing price of $2.43).
Other Compensation. Our Committee has provided for a number of additional elements of benefit based compensation. These components are designed to accomplish a variety of objectives including: (i) maximizing the full benefit under applicable tax regulations (e.g., our 401(k) plan); (ii) providing for the health and welfare of our executives and their families (e.g., our medical, disability and life insurance plans); (iii) conveying a level of security in the context of any possible change of control (e.g., our general severance policy as well as specific severance and change of control agreements); and (iv) providing executives with an appropriate level of perquisites (e.g., our car allowance policy).
401(k) Plan. We maintain a 401(k) Plan which is generally available to all of our full-time employees. Executive officer participation in this plan is on the same basis as our other employees. All of our Named Executive Officers participate in our 401(k) Plan.
Deferred Compensation Plans. We maintain deferred compensation plans for our corporate and station management employees as well as our non-employee directors. Under each plan, participants were permitted to defer a portion of their compensation for specific time periods. Our obligations under such plans are unsecured. Effective January 1, 2018, further contributions under these plans have been frozen beginning with any contribution elections covering the 2018 year.
Employee Benefit Plans. We have a number of benefit plans available to all of our full-time employees. These benefits include Medical Insurance, Dental Insurance, voluntary Short-Term Disability Insurance, Long-Term Disability Insurance, Life Insurance and Accidental Death and Dismemberment Insurance, a MEDEX Travel Assist Program and Vision Insurance.
Employee Stock Purchase Plan. In order to promote alignment with shareholder value creation, we maintain an Employee Stock Purchase Plan pursuant to which participating employees can purchase up to $25,000 of our Class A common stock per year at a discount of up to 15%. Purchases are made four times per year and are funded through payroll deductions. In 2020, following the onset of the COVID-19 Pandemic, we suspended our Employee Stock Purchase Plan. In July of 2021, we resumed our Employee Stock Purchase Plan.
Severance and Change-of-Control Benefits. We have a severance policy, which is applicable to all of our employees. Under this policy, full-time employees are eligible for up to fifteen weeks of severance (subject to certain requirements). Our employment agreements with each of our Named Executive Officers govern severance for those officers. The applicable severance and change of control provisions for each such officer are described below.
Personal Usage of Jet Card. We participate in a limited jet card program. We permit our Chairman, CEO/President, Chairman Emeritus and other executive officers approved by our CEO/President to use our jet card for personal use, subject to the terms of our Aircraft Usage Policy. Under this policy, our executives must reimburse us for all usage and other incremental charges relating to any such flight(s). While this personal usage is by definition a perquisite, as it is not generally available to all of our employees, there is no associated dollar value of compensation since the executives reimburse us for the entire cost for each personal flight.
Car Allowance. Two of our Named Executive Officers, David J. Field and Richard J. Schmaeling are provided with car allowances.

NAMED EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS AND SEVERANCE
David J. Field, Chairman, President and Chief Executive Officer. Our Principal Executive Officer is David J. Field. Mr. Field serves as our President and Chief Executive Officer pursuant to an amended and restated employment agreement dated December 14, 2021 (but effective as of January 1, 2022). This agreement has an initial term of three years with automatic one year extensions following the initial term unless either party provides prior notice of non-extension. Mr. Field’s agreement provides for: (i) an annual base salary of $1,350,000 and (ii) an annual cash performance-based bonus target of 200% of his annual base salary. Mr. Field’s salary for 2021 was $1,277,193.
•Incentive Compensation. In recognition of his services during 2021, and in light of the considerations described above and in accordance with the terms of his employment agreement, on February 24, 2021, our Committee awarded Mr. Field a bonus of $640,638.
•Equity Incentive Compensation. In 2021 the Company, in response to the continuing COVID-19 pandemic, again postponed making its annual equity incentive awards until the fourth quarter. On December 1, 2021, our Committee awarded Mr. Field an equity award of 300,000 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 75,000 of the 300,000 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting.
Pursuant to this new employment agreement, Mr. Field is eligible to receive a one time “EBITDA Bonus” of $3,000,000. The EBITDA Bonus is only payable if, prior to December 31, 2024, the Company’s EBITDA for the immediately preceding consecutive twelve month period exceeds $400,000,000 (as determined by the Board and/or Compensation Committee).
Mr. Field’s agreement also provides for an equity grant of 1,000,000 restricted stock units (“RSUs”), subject to the Company’s shareholders’ approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. Seventy five percent (75%) of these RSUs have market based vesting conditions while the remaining twenty five percent (25%) have time based vesting conditions. Mr. Field’s employment agreement does not contemplate any additional equity grants during the term of the agreement.
If a new equity compensation plan is approved by the Company’s shareholders:
● The market based RSUs will vest based on the attainment of certain performance milestones as summarized in the table below, subject to Mr. Field’s continuous service with the Company through each vesting date. The market based RSUs shall vest on the later of the date on which a Consecutive Trading Price goal is attained, or January 1, 2023.

Number of Vesting Market Vesting RSUs	Consecutive Trading Price Goal	Percent Increase in stock Price Goal versus Closing Price on Date of Agreement (i.e., $2.50 on 12/14/21)
250,000	$6.00	240%
250,000	$9.00	360%
250,000	$12.00	480%
For purposes of this agreement, “Consecutive Trading Price” means the trading date following the effective date on which the Company's closing share price on any exchange on which the Company's common stock is then listed equals or exceeds the Consecutive Trading Price goal(s) set forth in the table above and has equaled or exceeded such Consecutive Trading Price goal(s) for the immediately preceding consecutive twenty four (24) trading days. These market shares (or tranches thereof) will lapse and expire to the extent any applicable Consecutive Trading Price Goal is not achieved by December 31, 2024.
● Time based RSUs will vest (i) 50% on the second year anniversary of the effective date of the Agreement, (ii) 25% on the third year and (iii) 25% on the fourth year, subject to Mr. Field’s service with the Company. Termination / Severance Compensation. Mr. Field’s employment agreement may be terminated by either party. In the event that Mr. Field is terminated by us without cause (as defined in the agreement) or he resigns for good reason (as defined in his agreement) prior to the execution of a binding agreement which would result in a change in control (as defined in his agreement), if consummated, or more than two years following a change in control, subject to his execution of a release of claims against us, all of Mr. Field’s outstanding equity compensation awards that vest on the basis of our performance will become fully vested and we will pay him a lump sum payment in an amount equal to the greater of: (i) the sum of two years’ annual base salary and two times the highest annual bonus paid during the preceding three-year period, or (ii) the sum of the base salary and annual bonuses that would otherwise have been payable through the end of the then current term of the agreement. If such termination occurs (a) following the execution of a binding agreement which would result in a change in control if consummated; or (b) prior to the two-year anniversary of a change in control; in each case subject to his execution of a release of claims against us, all of Mr. Field’s outstanding equity compensation awards will become fully vested, and we will pay him a lump sum payment in an amount equal to the sum of three years’ annual base salary and three times the highest annual bonus paid to him during the preceding three-year period. We will also pay his COBRA premiums for continued health coverage, to the extent he elects such coverage, for a period of up to eighteen months. Furthermore, in the event that Mr. Field dies or becomes disabled, then all of Mr. Field’s outstanding equity compensation awards that vest on the basis of our performance will become fully vested and we will pay him (or his estate, if applicable) a lump sum payment in an amount equal to the sum of two years’ annual base salary and two times the highest annual bonus paid during the preceding three-year period, and we will also pay his COBRA premiums for continued health coverage, to the extent he elects such coverage, for a period of up to eighteen months.
Finally, Mr. Field’s agreement also provides that in the event of a change in control where Mr. Field’s employment is terminated within 24 months thereof, all of Mr. Field’s then outstanding equity compensation awards will become fully vested and exercisable.
Richard J. Schmaeling, Executive Vice President and Chief Financial Officer. Richard J. Schmaeling serves as our Executive Vice President - Strategic Initiatives and Chief Financial Officer pursuant to an employment agreement dated April 12, 2021. The term of this agreement extends through April 30, 2025. Mr. Schmaeling’s agreement provides for: (i) an annual base salary; (ii) an annual cash performance-based bonus target of 90% of his annual base salary; and (iii) annual equity grants with a target of $500,000 (including a target of $350,000 of time based equity compensation and $150,000 of performance based equity compensation) plus 50,000 RSUs in 2021, 40,000 RSUs in 2022, 30,000 RSUs in 2023, and 20,000 RSUs in 2024.. Mr. Schmaeling’s salary for 2021 was $745,913. Mr. Schmaeling is eligible to participate in our benefit plans generally available to our senior executive officers as described above.
•Incentive Compensation. In recognition of his services during 2021, and in light of the considerations described above and in accordance with the terms of his employment agreement, on February 24, 2021, our Committee awarded Mr. Schmaeling a bonus of $303,910.
•Equity Incentive Compensation. In 2021 the Company, in response to the continuing COVID-19 pandemic, again postponed making its annual equity incentive awards until the fourth quarter. On December 1, 2021, our Committee awarded Mr. Schmaeling an equity award of 185,000 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 46,250 of the 185,000 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting.
Termination / Severance Compensation. In the event that Mr. Schmaeling’s employment is terminated either by the Company without “cause” (other than due to disability) or by him for “good reason,” in either case prior to the execution of a binding agreement which would result in a “change in control” (each as defined in his employment agreement) if consummated, or more than twelve months following a change in control, then, subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in his employment agreement, Mr. Schmaeling will be entitled to receive the following severance payments and benefits: (i) continued payment of his annual base salary for one year following the date of termination; (ii) a one-time bonus payment equal to the pro-rata portion of the amount of annual bonus received for the year immediately preceding the year of termination (or target annual bonus if such termination occurs before any annual bonus has been paid); and (iii) all of Mr. Schmaeling’s then-outstanding equity awards will continue to vest through the first anniversary of the date of termination as if he had remained employed through such date.
If Mr. Schmaeling’s employment is terminated either by the Company without cause (other than due to disability) or by him for good reason, in either case, during the period commencing on the date of execution of a binding agreement which would result in a change in control, if consummated, and ending on the twelve-month anniversary of a change in control, then Mr. Schmaeling will be entitled to receive the severance payments and benefits described in the immediately preceding paragraph (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in this employment agreement), except that all of Mr. Schmaeling’s then-outstanding equity awards that vest solely on the basis of time will become fully vested and immediately exercisable or settled as of the date of such termination of employment (which shall be in lieu of any continued vesting).

Finally, his agreement terminates at the end f the term and the Company made a “Qualified Offer” (i.e., an offer to continue employment with a salary and bonus package that is equal to or greater than Mr. Schmaeling’s then current salary and annual incentive bonus package) not later than April 1, 2025, then Mr. Schmaeling will not be entitled to any severance. However, if the Company has not made a Qualified Offer and Mr. Schmaeling’s employment terminates at the end of the term, then he will receive his base salary for one year following the date of termination, subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in the Employment Agreement.
Susan R. Larkin, Executive Vice President and Chief Operating Officer. Susan R. Larkin serves as our Executive Vice President and Chief Operating Officer pursuant to an employment agreement dated as of March 4, 2020 (but effective May 5, 2020) and amended on December 14, 2021. The term of this agreement continues through May 4, 2023. Ms. Larkin’s agreement provides for: (i) an annual base salary; (ii) an annual cash performance-based bonus target of $500,000; and (iii) annual equity grants with a target grant value of $400,000 (increasing in 2022 to $500,000 pursuant to her December 14, 2021 amendment). Ms. Larkin’s salary for 2021 was $698,461. The December 14, 2021 amendment to Ms. Larkin's employment agreement increased her base salary to $750,000, retroactively effective to June 1, 2021. Ms. Larkin is eligible to participate in our benefit plans generally available to our senior executive officers as described above.
•Incentive Compensation. In recognition of her services during 2021, and in light of the considerations described above and in accordance with the terms of her employment agreement, on February 24, 2021, our Committee awarded Ms. Larkin a bonus of $225,000.
•Equity Incentive Compensation. In 2021 the Company, in response to the continuing COVID-19 pandemic, again postponed making its annual equity incentive awards until the fourth quarter. On December 1, 2021, our Committee awarded Ms. Larkin an equity award of 155,000 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31, 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 38,750 of the 155,000 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting.
Termination / Severance Compensation. In the event that Ms. Larkin’s employment is terminated by the Company without “cause” (as defined in her employment agreement), Ms. Larkin will be entitled to receive, as severance: (i) the continued payment of her annual base salary for twelve months following the date of termination; (ii) a one-time bonus in an amount equal to the annual incentive bonus that she was paid in the year immediately preceding the year in which the termination occurs, prorated in accordance with the number of quarters (whole or partial) in which she worked in the year in which such termination occurs; and (iii) all grants of equity made through the effective date of such termination will continue to vest through the period ending on the one-year anniversary of such termination, as if she had remained employed hereunder through that date.
Ms. Larkin’s employment agreement provides that either party may provide notice of non-renewal. If the Company gives notice of non-renewal and Ms. Larkin’s employment is therefore terminated, Ms. Larkin will be entitled to receive, as severance, the items specified in Clause (i) and (ii) in the prior paragraph. If Ms. Larkin gives notice of non-renewal and Ms. Larkin’s employment is therefore terminated, Ms. Larkin will be not be entitled to additional compensation.
J.D. Crowley, Executive Vice President and Chief Digital Officer. J.D. Crowley serves as our Executive Vice President and Chief Digital Officer pursuant to an employment agreement dated as of March 4, 2020, and amended on December 14, 2021. The term of this agreement continues through March 31, 2023, with automatic one-year extensions following the initial term unless either party provides prior notice of non-extension. Mr. Crowley’s agreement provides for: (i) an annual base salary; (ii) an annual cash performance-based bonus target of $400,000; and (iii) annual equity grants with a target of $350,000. Mr. Crowley’s salary for 2021 was $646,635. The December 14, 2021 amendment to Mr. Crowley’s employment agreement increased his base salary to $700,000, retroactively effective to June 1, 2021. Mr. Crowley is eligible to participate in our benefit plans generally available to our senior executive officers as described above.
•Incentive Compensation. In recognition of his services during 2021, and in light of the considerations described above and in accordance with the terms of his employment agreement, on February 24, 2021, our Committee awarded Mr. Crowley a bonus of $180,000.
•Equity Incentive Compensation. In 2021 the Company, in response to the continuing COVID-19 pandemic, again postponed making its annual equity incentive awards until the fourth quarter. On December 1, 2021, our Committee awarded Mr. Crowley an equity award of 110,000 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31, 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 27,500 of the 110,000 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting.

Termination / Severance Compensation. In the event that Mr. Crowley’s employment (i) is terminated by the Company without “Cause”; or (ii) terminates as of March 31, 2023, or any March 31 thereafter due to a notice of non-renewal by the Company, Mr. Crowley will be entitled to receive, as severance, the continued payment of his annual base salary for twelve months following the date of termination (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in his employment agreement). In addition, in the context of a termination without “Cause,” all grants of equity made through the effective date of such termination will continue to vest through the period ending on the one (1) year anniversary of such termination.
In the event of a Change of Control (as defined in his employment agreement) and if the Company terminates Mr. Crowley’s employment without Cause or Mr. Crowley terminates his employment for Good Reason (as defined in his employment agreement) and such termination occurs prior to the twelve (12) month anniversary of the consummation of such Change in Control, then Mr. Crowley will be entitled to receive, as severance, the continued payment of his annual base salary for twelve months following the date of termination (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in his employment agreement). In addition, all of Mr. Crowley’s then-outstanding equity grants, to the extent not previously vested, which are subject to vesting solely on the basis of time shall fully vest and become immediately exercisable or settled as of the date of such termination of employment.
Andrew P. Sutor, IV, Executive Vice President, General Counsel and Secretary. Andrew P. Sutor, IV serves as our Executive Vice President, General Counsel and Secretary pursuant to an employment agreement dated as of May 15, 2017, and amended on February 20, 2020. The term of this agreement continues through December 31, 2023, with automatic one-year extensions following the initial term unless either party provides prior notice of non-extension. Mr. Sutor’s agreement provides for: (i) an annual base salary of $575,000; (ii) an annual cash performance-based bonus target of $325,000; and (iii) annual equity grants with a target of $300,000. Mr. Sutor’s salary for 2021 was $591,985.
•Incentive Compensation. In recognition of his services during 2021, and in light of the considerations described above and in accordance with the terms of his employment agreement, on February 24, 2021, our Committee awarded Mr. Sutor a bonus of $146,250.
•Equity Incentive Compensation. In 2021 the Company, in response to the continuing COVID-19 pandemic, again postponed making its annual equity incentive awards until the fourth quarter. On December 1, 2021, our Committee awarded Mr. Sutor an equity award of 71,585 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31, 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 17,871 of the 71,585 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting.
Termination / Severance Compensation. In the event that Mr. Sutor’s employment (i) is terminated by the Company without “Cause”; or (ii) terminates as of December 31, 2023, or any December 31 thereafter due to a notice of non-renewal by the Company and the Company has not made an offer of continued employment at the same then current salary and bonus opportunity, Mr. Sutor will be entitled to receive, as severance, the continued payment of his annual base salary for twelve months following the date of termination (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in his employment agreement). In addition, in the event of a termination of his agreement without Cause, where the Company has not made a Qualified Offer, or by the Company in breach of his Agreement, then: (i) all of Mr. Sutor’s then-outstanding Company stock based rights which are subject to vesting, shall become vested, exercisable and payable with respect to all of the equity subject thereto; and (ii) all of Mr. Sutor’s options and similar rights shall remain exercisable with respect to such equity for up to an additional two (2) years from the termination date, but in no event longer than for the original term of the options.
STOCK OWNERSHIP GUIDELINES
Director Stock Ownership Guidelines. Our Corporate Governance Guidelines require each of the Company’s non-employee directors to acquire and continually hold equity interests representing at least three times the annual cash retainer paid to each director by the third anniversary of director service. Once the required objective ownership has been achieved the target will be deemed to be continuously met regardless of future share price fluctuations and provided that the ownership of the shares utilized to meet the target are maintained.
Name Executive Officer Stock Ownership Guidelines. In response to the input of our shareholders in our outreach process, we amended our Corporate Governance Guidelines to require each of our Named Executive Officers ("NEOs") to acquire and continually hold the following levels of Company shares:

Executive	Multiple of Annual Cash Salary
CEO	6x
Other NEOs	2x
For NEOs as of January 1, 2019, the initial test is as of such date. To the extent an NEO had not satisfied the criteria as of such date, such NEO(s) shall have until the later of: (a) the third anniversary of an individual becoming an NEO (or three years from an individual becoming our CEO with respect to the heightened six times threshold); or (b) three years from October 22, 2019.  Once the required objective ownership has been achieved the target will be deemed to be continuously met regardless of future share price fluctuations or salary increases, provided that the ownership of the shares utilized to meet the target are maintained. All of our NEOs are either currently in compliance with these new guidelines, or are on track to comply within the compliance timeline.
PROHIBITION ON HEDGING AND PLEDGING OF COMPANY SECURITIES
Our Directors, NEOs and "Covered Persons" (as defined in our Securities Trading Policy) are prohibited from: (i) pledging Company securities as collateral for a loan, purchasing Company securities on margin (i.e., borrowing money to purchase the securities) or placing Company securities in a margin account; and (ii) directly or indirectly hedging Company securities (that is, making an investment in another security in order to reduce the risk of a loss or gain on Company securities), whether via forward contracts, equity swaps, collars, exchange funds or otherwise. The above prohibitions do not apply to cashless exercises of stock options under the Company's equity plans or to situations approved in advance by the Company's General Counsel.
COMPENSATION CLAWBACK POLICY
In response to shareholder feedback, we added a clawback policy applicable to our executive officers. The policy provides that the Committee may require reimbursement or forfeiture of all or a portion of any incentive compensation awarded to an executive officer in the event of the following circumstances:
(1)The Company’s financial statements are required to be restated as a result of material non-compliance with any financial reporting requirements under the federal securities laws due to an act of embezzlement, fraud, breach of fiduciary duty, misconduct, or gross negligence;
(2)As a result of such restatement, a performance measure or specified performance target which was a material factor in determining the amount of incentive compensation previously earned by an executive is restated; and
(3)The Committee determines in its discretion that a lower amount of incentive compensation would have been earned by such executive based upon the restated financial results.
TAX AND ACCOUNTING ISSUES RELATING TO EXECUTIVE COMPENSATION
Section 162(m) of the Code imposes limitations upon the federal income tax deductibility of certain compensation paid to our Chief Executive Officer, our Chief Financial Officer and to each of our other three most highly compensated executive officers. Under these limitations, we may deduct such compensation only to the extent that during any year the compensation paid to any such officer does not exceed $1,000,000 or meets certain limited conditions. The Committee believes that it is in our best interests to retain flexibility and discretion to make compensation awards to foster achievement of goals the Committee deems important to our success, including for example encouraging employee retention, rewarding achievement of non-quantifiable goals, and achieving progress with specific projects.
Our Committee also takes accounting considerations, including the impact of Accounting Standards Codification (“ASC”) Topic 718, into account in structuring compensation programs and determining the form and amount of compensation awarded.

EXECUTIVE OFFICER COMPENSATION
SUMMARY COMPENSATION TABLE
    The following table provides summary information concerning compensation paid to or earned by our Chief Executive Officer, our Chief Financial Officer, and our next three most highly compensated executive officers (“Named Executive Officers” or "NEOs") for services rendered during 2021, 2020 and 2019 (the table includes data for NEOs beginning with the year they are added to the table):

		Amounts In Dollars
										Change in
										Pension
										Value and
										Non-
					Value Of			Non-Equity		qualified
Name and					Restricted		Value Of	Incentive		Deferred	All
Principal					Stock		Option	Plan		Compensation	Other
Position	Year	Salary	Bonus (1)		Awards (2)		Awards	Compensation		Earnings	Compensation		Total
David J. Field Chairman, President and Chief Executive Officer	2021	$1,277,193	$—		$546,750	(3)	$—	$640,638	(13)	$—	$46,724	(4)	$2,511,305
	2020	$1,159,843	$—		$1,035,000	(3)	$—	$—		$—	$57,020	(4)	$2,251,863
	2019	$1,236,000	$—		$1,767,500	(3)	$—	$1,400,000	(15)	$—	$54,680	(4)	$4,458,180
Richard J. Schmaeling Executive VP and Chief Financial Officer	2021	$745,913	$167,830	(13)	$583,963	(5)	$—	$136,080	(13)	$—	$27,858	(6)	$1,661,644
	2020	$604,135	$—		$414,000	(5)	$—	$—		$—	$37,901	(6)	$1,056,036
	2019	$637,476	$—		$756,419	(5)	$—	$340,000	(15)	$—	$37,451	(6)	$1,771,346
Susan R. Larkin Executive VP and Chief Operating Officer	2021	$698,461	$125,000	(13)	$282,488	(7)	$—	$100,000	(13)	$—	$13,714	(8)	$1,219,663
	2020	$547,115	$—		$340,072	(7)	$—	$—		$—	$38,329	(8)	$925,516
Andrew P. Sutor, IV Executive VP, Secretary & General Counsel	2021	$591,985	$81,250	(13)	$130,282	(9)	$—	$64,750	(13)	$—	$16,703	(10)	$884,970
	2020	$538,865	$—		$631,428	(9)	$—	$—		$—	$24,402	(10)	$1,194,695
	2019	$472,164	$—		$302,568	(9)	$—	$133,000	(15)	$—	$25,451	(10)	$933,183
J.D. Crowley Executive VP and Chief Digital Officer	2021	$646,635	$100,000	(13)	$493,975	(11)	$—	$80,000	(13)	$—	$16,278	(12)	$1,336,888

(1)    Includes amounts earned during the year and either paid in the current or subsequent year and/or recognized in the current or subsequent year under a deferred compensation plan.
(2)     Unless otherwise indicated, restricted stock units (“RSUs”), which are subject to service conditions, vest over four years as follows: (i) 50% after two years; (ii) 25% after three years; and (iii) 25% after four years. For equity incentive plan awards that are subject to market conditions (in addition to service conditions), the fair value and expected term was determined by using the Monte Carlo simulation model, which uses certain variables such as expected volatility, a risk free interest rate and expected dividends. The Monte Carlo method begins with the fair value of the stock price on the date of grant and applies a discount based upon the probability of the stock vesting after meeting the market conditions.
(3)    On December 1, 2021, November 16, 2020, and February 12, 2019, Mr. Field was granted 225,000 RSUs, 500,000 RSUs, and 250,000 RSUs, respectively, with a fair value of $2.43, $2.07 and $7.07 per share, respectively. On December 1, 2021, our Committee awarded Mr. Field an equity award of 300,000 restricted stock units ('RSUs"). Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 75,000 of the 300,000 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. The table above only reflects the RSUs which are not subject to shareholder approval.
(4)    All other compensation includes: (i) medical insurance premiums of $32,324, $35,495 and $33,280 for 2021, 2020 and 2019, respectively; (ii) an auto allowance of $14,400, $14,400, and $14,400 for 2021, 2020 and 2019, respectively; and (iii) a Company 401K contribution of $0, $7,125 and $7,000 for 2021, 2020 and 2019, respectively.
(5)    On December 1, 2021, May 1, 2021, November 16, 2020, and February 12, 2019, Mr. Schmaeling was granted 98,750 RSUs, 60,000 RSUs, 200,000 RSUs, and 106,990 RSUs, respectively, with a fair value of $2.43, $4.84, $2.07, and $7.07 per share, respectively. On December 1, 2021, our Committee awarded Mr. Schmaeling an equity award of 185,000 restricted stock units (“RSUs”). Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 46,250 of the 185,000 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. The table above only reflects the RSUs which are not subject to shareholder approval. In addition, on December 1, 2021, our Committee awarded Mr. Schmaeling an equity award with a target value of $150,000. This award of 40,000 RSUs is subject to market conditions (in addition to service conditions). The fair value and expected term was determined by using the Monte Carlo simulation model, which uses certain variables such as expected volatility, a risk free interest rate and expected dividends. The Monte Carlo method begins with the fair value of the stock price on the date of grant and applies a discount based upon the probability of the stock vesting after meeting the market conditions. The fair values of the Company’s stock at the time of the December 1, 2021 grants were $2.43 per share, and after applying the valuation model discount, the values used in this chart were $1.34 per share.
(6)    All other compensation includes: (i) medical insurance premiums of $15,858, $18,776 and $18,451 for 2021, 2020 and 2019, respectively; (ii) an auto allowance of $12,000, $12,000 and $12,000 for 2021, 2020 and 2019, respectively; and (iii) a Company 401K contribution of $0, $7,125 and $7,000 for 2021, 2020 and 2019, respectively.
(7)    On December 1, 2021 and November 16, 2020, Ms. Larkin was granted 116,250 RSUs, and 164,286 RSUs, respectively, with a fair value of $2.43, and $2.07 per share, respectively. On December 1, 2021, our Committee awarded Ms. Larkin an equity award of 155,000 restricted stock units (“RSUs”). Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 38,750 of the 155,000 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. The table above only reflects the RSUs which are not subject to shareholder approval.
(8)    All other compensation includes: (i) medical insurance premiums of $13,714 and $16,199 for 2021 and 2020, respectively; (ii) an auto allowance of $0 and $18,000 for 2021 and 2020, respectively; and (iii) a Company 401K contribution of $0 and $4,130 for 2021 and 2020 respectively.
(9)    On December 1, 2021, November 16, 2020, February 20,2020, and February 12, 2019, Mr. Sutor was granted 53,614 RSUs, 85,714 RSUs, 100,000 RSUs, and 42,796 RSUs, respectively, with a fair value of $2.43, $2.07, $4.54 and $7.07 per share, respectively. On December 1, 2021, our Committee awarded Mr. Sutor an equity award of 71,585 restricted stock units (“RSUs”). Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 17,871 of the 71,585 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. The table above only reflects the RSUs which are not subject to shareholder approval.
(10)    All other compensation includes: (i) medical insurance premiums of $16,703, $18,776 and $18,451 for 2021, 2020 and 2019, respectively; and (ii) a Company 401K contribution of $0, $5,626 and $7,000 for 2021, 2020 and 2019, respectively.
(11)    On December 1, 2021, Mr. Crowley was granted 82,500 RSUs with a fair value of $2.43 per share. On December 1, 2021, our Committee awarded Mr. Crowley an equity award of 110,000 restricted stock units (“RSUs”). Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 27,500 of the 110,000 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. The table above only reflects the RSUs which are not subject to shareholder approval. In addition, on March 18, 2021, our

Committee awarded Mr. Crowley an equity award of up to 125,000 RSUs with performance conditions with a fair value of $5.87 per share, which vest upon the achievement of certain performance conditions. These RSUs granted vest upon the achievement of certain performance conditions. Mr. Crowley will earn 12,500 RSUs upon the achievement of each of the following Net Digital Revenue amounts for Calendar Year 2022: (i) $310 million; (ii) $332 million; (iii) $355 million; and (iv) $378 million. Mr. Crowley will earn 12,500 RSUs upon the achievement of each of the following Digital EBITDA amounts for Calendar Year 2022: (i) $65.0 million; (ii) $73 million; and (iii) $85.0 million. Mr. Crowley will earn 12,500 RSUs upon the achievement of each of the following highest three consecutive month average monthly active users for Calendar Year 2022: (i) 50 million; (ii) 60 million; and (iii) 70 million. The most probable outcome is estimated to result in the vesting of 50,000 RSUs.
(12)    All other compensation includes medical insurance premiums of $16,278 for 2021.
(13)    Based on the same Company-wide performance results cited above in the Compensation Discussion and Analysis section and the Committee’s assessment of the additional 25% bonus factor the final 2021 bonus amounts were determined at the following levels.

(14)    In order to be consistent with the bonuses the Company intended to award to its other non-NEO executives and members of management, the Committee decided to award an additional 20% of Target Bonus to all of the Company NEOs, other than our Chief Executive Officer (to whom no additional bonus was awarded). These awards were in line with our Chief Executive Officer’s recommendation: that the NEO (excluding himself) be treated consistent with the Company’s other executives and members of management. In making this recommendation and the subsequent determination by our Committee, it was noted that in 2020 no bonuses were paid to the Company’s NEOs, other executives and other members of Company management. The Committee concluded that the Company’s 2021 performance was materially impacted by the continuing effects of COVID-19. Further, the Committee considered the need to seek to retain key executives and members of the Company’s management team.
(15)    Our Compensation Committee awarded our Named Executive Officers bonuses for services performed during the prior fiscal year. The bonus was for services performed during the prior fiscal year pursuant to awards under non-equity incentive plans. On March 2, 2020, our Compensation Committee awarded: (i) Mr. Field a bonus of $1,400,000 payable as follows: (a) $980,000 in cash; and (b) 119,000 RSUs (with a market value of approximately $420,000) which became fully vested on March 16, 2020; (ii) Mr. Schmaeling a bonus of $340,000 payable as follows: (a) $238,000 in cash; and (b) 29,000 RSUs (with a market value of approximately $102,000) which became fully vested on March 16, 2020; and (iii) Mr. Sutor a bonus of $133,000 payable as follows: (a) $93,100 in cash; and (b) 11,000 RSUs (with a market value of approximately $39,900) which became fully vested on March 16, 2020.

GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides summary information concerning equity compensation awards granted to each of our Named Executive Officers during 2021:

Grants of Plan-Based Awards
										All Other	All
										Stock	Other		Fair
										Awards:	Stock		Value
										Number	Awards:	Exercise	Of
										Of	Number	Or	Award
		Estimated Future Payouts			Estimated Future Payouts					Shares	Of	Base	On
		Under Non-Equity Incentive			Under Equity Incentive					Of	Securities	Price	Date
	Grant	Plan Awards (3)			Plan Awards					Stock	Underlying	Of Option	Of
Name	Date	Threshold	Target	Maximum	Threshold	Target		Maximum		Or Units	Option	Awards	Grant
		($)			(#)							($/Share)	($/Share)

David J. Field	12/1/2021	$—	$—	$—	—	—		—		225,000 (1)	—	$—	$2.43 (2)
		$510,877	$2,554,386	$3,831,579	—	—		—		—	—	$—	$—
Richard J. Schmaeling	12/1/2021	$—	$—	$—	—	—		—		98,750 (1)	—	$—	$2.43 (2)
	5/1/2021	$—	$—	$—	—	—		—		60,000 (4)	—	$—	$4.84 (2)
	5/1/2021	$—	$—	$—	—	40,000	(5)	40,000	(5)	—	—	$—	$1.34 (2)
		$134,264	$671,322	$1,006,983
Susan R. Larkin	12/1/2021	$—	$—	$—	—	—		—		116,250 (1)	—	$—	$2.43 (2)
		$97,785	$502,892	$747,353		—		—
Andrew P. Sutor, IV	12/1/2021	$—	$—	$—	—	—		—		53,614 (1)	—	$—	$2.43 (2)
		$65,118	$325,592	$485,428	—	—		—		—	—	$—	$ $—
J.D. Crowley	12/1/2021	$—	$—	$—	—	—		—		82,500 (1)	—	$—	$2.43 (2)
	3/18/2021	$—	$—	$—	—	50,000	(6)	125,000	(6)	—	—	$—	$5.87 (2)
		$77,596	$400,914	$601,371

(1)    The RSUs granted on December 1, 2021 vest over four years as follows: (a) 50% on March 31, 2023; (b) 25% on March 31, 2024; and (c) 25% on March 31, 2025.
(2)    The fair value was determined by using the value of our stock price on the date of grant.
For equity incentive plan awards that are subject to market conditions (in addition to service conditions), the fair value and expected term was determined by using the Monte Carlo simulation model, which uses certain variables such as expected volatility, a risk free interest rate and expected dividends. The Monte Carlo method begins with the fair value of the stock price on the date of grant and applies a discount based upon the probability of the stock vesting after meeting the market conditions. The fair values of the Company’s stock at the time of the December 1, 2021 grants were $2.43 per share, and after applying the valuation model discount, the values used in this chart were $1.34 per share.
(3)    All information pertains to our annual incentive bonus plan.
(4)    These RSUs granted on May 1, 2021 vest over four years as follows: (a) 50% on May 1, 2023; (b) 25% on May 1, 2024; and (c) 25% on May 1, 2025.

(5)    These RSUs granted on December 1, 2021 vest upon the achievement of certain market conditions. Specifically, if the change in the Base Price versus Measurement Price, each as defined within the agreement, is equal to 90% of more of the Return Threshold, as defined in the agreement, then one-third of the shares shall vest. If such return is 100% or more of the Return Threshold, an additional one-third of the shares shall vest. If such return is 110% or more of the Return Threshold, the final one-third of the shares shall vest.
(6)    These RSUs granted on March 18, 2021 vest upon the achievement of certain performance conditions. Mr. Crowley will earn 12,500 RSUs upon the achievement of each of the following Net Digital Revenue amounts for Calendar Year 2022: (i) $310 million; (ii) $332 million; (iii) $355 million; and (iv) $378 million. Mr. Crowley will earn 12,500 RSUs upon the achievement of each of the following Digital EBITDA amounts for Calendar Year 2022: (i) $65.0 million; (ii) $73 million; and (iii) $85.0 million. Mr. Crowley will earn 12,500 RSUs upon the achievement of each of the following highest three consecutive month average monthly active users for Calendar Year 2022: (i) 50 million; (ii) 60 million; and (iii) 70 million.

NARRATIVE DISCLOSURES
Employment Agreements
    David J. Field. Mr. Field serves as our President and Chief Executive Officer pursuant to an amended and restated employment agreement dated December 14, 2021 (but effective as of January 1, 2022). This agreement has an initial term of three years with automatic one year extensions following the initial term unless either party provides prior notice of non-extension. Mr. Field’s agreement provides for: (i) an annual base salary and (ii) an annual cash performance-based bonus target of 200% of his annual base salary. Mr. Field’s salary for 2021 was $1,277,193.
Pursuant to this new employment agreement, Mr. Field is eligible to receive a one time “EBITDA Bonus” of $3,000,000. The EBITDA Bonus is only payable if, prior to December 31, 2024, the Company’s EBITDA for the immediately preceding consecutive twelve month period exceeds $400,000,000 (as determined by the Board and/or Compensation Committee).
Mr. Field’s agreement also provides for an equity grant of 1,000,000 restricted stock units (“RSUs”), subject to the Company’s shareholders’ approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. Seventy five percent (75%) of these RSUs have market based vesting conditions while the remaining twenty five percent (25%) have time based vesting conditions. Mr. Field’s employment agreement does not contemplate any additional equity grants during the term of the agreement. If a new equity compensation plan is approved by the Company’s shareholders:
● The market based RSUs will vest based on the attainment of certain performance milestones as summarized in the table below, subject to Mr. Field’s continuous service with the Company through each vesting date. The market based RSUs shall vest on the later of the date on which a Consecutive Trading Price goal is attained, or January 1, 2023.

Number of Vesting Market Vesting RSUs	Consecutive Trading Price Goal	Percent Increase in stock Price Goal versus Closing Price on Date of Agreement (i.e., $2.50 on 12/14/21)
250,000	$6.00	240%
250,000	$9.00	360%
250,000	$12.00	480%
For purposes of this agreement, “Consecutive Trading Price” means the trading date following the effective date on which the Company's closing share price on any exchange on which the Company's common stock is then listed equals or exceeds the Consecutive Trading Price goal(s) set forth in the table above and has equaled or exceeded such Consecutive Trading Price goal(s) for the immediately preceding consecutive twenty four (24) trading days. These performance shares (or tranches thereof) will lapse and expire to the extent any applicable Consecutive Trading Price Goal is not achieved by December 31, 2024.
● Time based RSUs will vest (i) 50% on the second year anniversary of the effective date of the Agreement, (ii) 25% on the third year and (iii) 25% on the fourth year, subject to Mr. Field’s service with the Company.
Under this agreement, Mr. Field will also receive certain other benefits as provided from time to time to our senior executive officers. Mr. Field’s employment agreement contains provisions which apply in the event of a termination or change of control. See below under the heading “Termination or Change-In-Control Payments.”
    Richard J. Schmaeling. Mr. Schmaeling serves as our Executive Vice President and Chief Financial Officer pursuant to an employment agreement dated April 12, 2021 (but effective May 1, 2021). The term of this agreement extends through April 30, 2025. Mr. Schmaeling’s agreement provides for: (i) an annual base salary; (ii) an annual cash performance-based bonus target of 90% of his annual base salary; and (iii) annual equity grants with a target of $500,000 (including a target of $350,000 of time based equity compensation and $150,000 of performance based equity compensation) plus 50,000 RSUs in 2021, 40,000 RSUs in 2022, 30,000 RSUs in 2023, and 20,000 RSUs in 2024. Mr. Schmaeling’s salary for 2021 was $745,913. Under this agreement, Mr. Schmaeling will also receive certain other benefits as provided from time to time to our senior executive officers. Mr. Schmaeling’s employment agreement contains provisions which apply in the event of a termination or change of control. See below under the heading “Termination or Change-In-Control Payments.”

    Susan R. Larkin. Ms. Larkin serves as our Executive Vice President and Chief Operating Officer pursuant to an employment agreement dated March 4, 2020 (but effective May 5, 2020) as amended December 14, 2021. The term of this agreement continues through May 4, 2023. Ms. Larkin’s agreement provides for: (i) an annual base salary; (ii) an annual cash performance-based bonus target of $500,000; and (iii) annual equity grants with a target of $400,000 (increasing in 2022 to $500,000 pursuant to her December 14, 2021 amendment). Ms. Larkin’s salary for 2021 was $698,461. Under this agreement, Ms. Larkin will also receive certain other benefits as provided from time to time to our senior executive officers. Mr. Larkin’s employment agreement contains provisions which apply in the event of a termination. See below under the heading “Termination or Change-In-Control Payments.”
    Andrew P. Sutor, IV. Mr. Sutor serves as our Executive Vice President, General Counsel and Secretary pursuant to an employment agreement dated as of May 15, 2017 and amended on February 20, 2020. The term of this agreement continues through December 31, 2023 with automatic one-year extensions following the initial term unless either party provides prior notice of non-extension. Mr. Sutor’s agreement provides for: (i) an annual base salary of $575,000; (ii) an annual cash performance-based bonus target of $325,000; and (iii) annual equity grants with a target of $300,000. Mr. Sutor’s salary for salary for 2021 was $591,985. Under this agreement, Mr. Sutor will also receive certain other benefits as provided from time to time to our senior executive officers. Mr. Sutor’s employment agreement contains provisions which apply in the event of a termination. See below under the heading “Termination or Change-In-Control Payments.”
J.D. Crowley. Mr. Crowley serves as our Executive Vice President and Chief Digital Officer pursuant to an employment agreement dated as of March 4 2020, as amended on December 14, 2021. The term of this agreement continues through March 31, 2023 with automatic one-year extensions unless either the Company or Employee gives written notice of non-renewal. Mr. Crowley’s agreement provides for: (i) an annual base salary; (ii) an annual cash performance-based bonus target of $400,000; and (iii) annual equity grants with a target of $325,000. Mr. Crowley’s salary for 2021 was $646,635. The December 14, 2021 amendment to Mr. Crowley’s employment agreement increased his base salary to $700,000, retroactively effective to June 1, 2021. Under this agreement, Ms. Crowley also received certain other benefits as provided from time to time to our senior executive officers. See below under the heading “Termination or Change-In-Control Payments.”
2021 Equity Awards
    David J. Field. On December 1, 2021, our Committee awarded Mr. Field an equity award of 300,000 restricted stock units ('RSUs") which vest: (i) 50% on March 31, 2023; (ii) 25% on March 31, 2024; and (iii) 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 75,000 of the 300,000 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. The table above only reflects the RSUs which are not subject to shareholder approval.
Richard J. Schmaeling. On December 1, 2021, our Committee awarded Mr. Schmaeling an equity award of 185,000 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 46,250 of the 185,000 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. The table above only reflects the RSUs which are not subject to shareholder approval. In addition, on May 1, our Committee awarded Mr. Schmaeling an equity award of 60,000 RSUs which vest: (i) one-half on May 1, 2023; (ii) one-quarter on May 1, 2024; and (iii) one-quarter on May 1, 2025. On May 1, 2021, our Committee awarded Mr. Schmaeling an equity award with a target value of $150,000. This award is subject to market conditions (in addition to service conditions). The fair value and expected term was determined by using the Monte Carlo simulation model, which uses certain variables such as expected volatility, a risk free interest rate and expected dividends. The Monte Carlo method begins with the fair value of the stock price on the date of grant and applies a discount based upon the probability of the stock vesting after meeting the market conditions. The fair values of the Company’s stock at the time of the December 1, 2021 grants were $2.43 per share, and after applying the valuation model discount, the values used in this chart were $1.34 per share.
Susan R. Larkin. On December 1, 2021, our Committee awarded Ms. Larkin an equity award of 155,000 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31, 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 38,750 of the 155,000 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. The table above only reflects the RSUs which are not subject to shareholder approval.

Andrew P. Sutor, IV. On December 1, 2021, our Committee awarded Mr. Sutor an equity award of 71,585 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31, 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 17,871 of the 71,585 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. The table above only reflects the RSUs which are not subject to shareholder approval.
J.D. Crowley. On December 1, 2021, our Committee awarded Mr. Crowley an equity award of 110,000 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31, 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 27,500 of the 110,000 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. The table above only reflects the RSUs which are not subject to shareholder approval. In addition, on March 18, 2021, our Committee awarded Mr. Crowley an equity award of up to 125,000 RSUs. These RSUs vest upon the achievement of certain performance conditions. Mr. Crowley will earn 12,500 RSUs upon the achievement of each of the following Net Digital Revenue amounts for Calendar Year 2022: (i) $310 million; (ii) $332 million; (iii) $355 million; and (iv) $378 million. Mr. Crowley will earn 12,500 RSUs upon the achievement of each of the following Digital EBITDA amounts for Calendar Year 2022: (i) $65.0 million; (ii) $73 million; and (iii) $85.0 million. Mr. Crowley will earn 12,500 RSUs upon the achievement of each of the following highest three consecutive month average monthly active users for Calendar Year 2022: (i) 50 million; (ii) 60 million; and (iii) 70 million.
TERMINATION OR CHANGE-IN-CONTROL PAYMENTS
The table below and the subsequent narrative sections describe the benefits payable to our Named Executive Officers (assuming current employment compensation agreements were in place) in two circumstances:
•a termination by us without cause on December 31, 2021
•a termination coupled with a Change in Control on December 31, 2021

NEO:	Amount
	Termination	Termination Coupled with a Change in Control
David J. Field	$5,422,545	$9,139,019
Richard J. Schmaeling	$1,302,716	$2,036,443
Susan R. Larkin	$995,193	$995,193
Andrew P. Sutor, IV	$1,304,954	$1,304,954
J.D. Crowley	$853,853	$1,207,295
    David J. Field. Mr. Field’s employment agreement may be terminated by either party. In the event that Mr. Field is terminated by us without cause (as defined in the agreement) or he resigns for good reason (as defined in his agreement) prior to the execution of a binding agreement which would result in a change in control (as defined in his agreement), if consummated, or more than two years following a change in control, subject to his execution of a release of claims against us, all of Mr. Field’s outstanding equity compensation awards that vest on the basis of our performance will become fully vested and we will pay him a lump sum payment in an amount equal to the greater of: (i) the sum of two years’ annual base salary and two times the highest annual bonus paid during the preceding three-year period, or (ii) the sum of the base salary and annual bonuses that would otherwise have been payable through the end of the then current term of the agreement. If such termination occurs (a) following the execution of a binding agreement which would result in a change in control if consummated; or (b) prior to the two-year anniversary of a change in control, in each case subject to his execution of a release of claims against us, all of Mr. Field’s outstanding equity compensation awards will become fully vested, and we will pay him a lump sum payment in an amount equal to the sum of three years’ annual base salary and three times the highest annual bonus paid to him during the preceding three-year period. We will also pay his COBRA premiums for continued health coverage, to the extent he elects such coverage, for a period of up to eighteen months.
    Furthermore, in the event that Mr. Field dies or becomes disabled, then all of Mr. Field’s outstanding equity compensation awards that vest on the basis of our performance will become fully vested and we will pay him (or his estate, if applicable) a lump sum payment in an amount equal to the sum of two years’ annual base salary and two times the highest annual bonus paid during the preceding three-year period, and we will also pay his COBRA premiums for continued health coverage, to the extent he elects such coverage, for a period of up to eighteen months.
    Richard J. Schmaeling. In the event that Mr. Schmaeling’s employment is terminated either by the Company without “cause” (other than due to disability) or by him for “good reason,” in either case prior to the execution of a binding agreement which would result in a “change in control” (each as defined in his employment agreement) if consummated, or more than twelve months following a change in control, then, subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in his employment agreement, Mr. Schmaeling will be entitled to receive the following severance payments and benefits: (i) continued payment of his annual base salary for one year following the date of termination; (ii) a one-time bonus payment equal to the pro-rata portion of the amount of annual bonus received for the year immediately preceding the year of termination (or target annual bonus if such termination occurs before any annual bonus has been paid); and (iii) all of Mr. Schmaeling’s then-outstanding equity awards will continue to vest through the first anniversary of the date of termination as if he had remained employed through such date.
    If Mr. Schmaeling’s employment is terminated either by the Company without cause (other than due to disability) or by him for good reason, in either case, during the period commencing on the date of execution of a binding agreement which would result in a change in control, if consummated, and ending on the twelve-month anniversary of a change in control, then Mr. Schmaeling will be entitled to receive the severance payments and benefits described in the immediately preceding paragraph (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in this employment agreement), except that all of Mr. Schmaeling’s then-outstanding equity awards that vest solely on the basis of time will become fully vested and immediately exercisable or settled as of the date of such termination of employment (which shall be in lieu of any continued vesting).
Finally, if Mr. Schmaeling’s agreement terminates at the end of the term and the Company made a “Qualified Offer” (i.e., an offer to continue employment with a salary and bonus package that is equal to or greater than Mr. Schmaeling’s then current salary and annual incentive bonus package) not later than April 1, 2025, then Mr. Schmaeling will not be entitled to any severance. However, if the Company has not made a Qualified Offer and Mr. Schmaeling’s employment terminates at the end of the term, then he will receive his base salary for one year following the date of termination, subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in the Employment Agreement.
    Susan R. Larkin. In the event that Ms. Larkin’s employment is terminated by the Company without “cause” (as defined in her employment agreement), Ms. Larkin will be entitled to receive, as severance: (i) the continued payment of her annual base salary for twelve months following the date of termination; (ii) a one-time bonus in an amount equal to the annual incentive bonus that she was paid in the year immediately preceding the year in which the termination occurs, prorated in accordance with the number of quarters (whole or partial) in which she worked in the year in which such termination occurs; and (iii) all grants of equity made through the effective date of such termination will continue to vest through the period ending on the one-year anniversary of such termination, as if she had remained employed hereunder through that date.
    Ms. Larkin’s employment agreement provides that either party may provide notice of non-renewal. If the Company gives notice of non-renewal and Ms. Larkin’s employment is therefore terminated, Ms. Larkin will be entitled to receive, as severance, the items specified in Clause (i) and (ii) in the prior paragraph. If Ms. Larkin gives notice of non-renewal and Ms. Larkin’s employment is therefore terminated, Ms. Larkin will be not be entitled to additional compensation.
    Andrew P. Sutor, IV. In the event that Mr. Sutor’s employment (i) is terminated by the Company without “Cause”; or (ii) terminates as of December 31, 2023 or any December 31 thereafter due to a notice of non-renewal by the Company and the Company has not made an offer of continued employment at the same then current salary and bonus opportunity, Mr. Sutor will be entitled to receive, as severance, the continued payment of his annual base salary for twelve months following the date of termination (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in his employment agreement). In addition, in the event of: a termination of his agreement without Cause, where the Company has not made a Qualified Offer, or by the Company in breach of his Agreement; then: (i) all of Mr. Sutor’s then-outstanding Company stock based rights which are subject to vesting, shall become vested, exercisable and payable with respect to all of the equity subject thereto; and (ii) all of Mr. Sutor’s options and similar rights shall remain exercisable with respect to such equity for up to an additional two (2) years from the termination date, but in no event longer than for the original term of the options.

J.D. Crowley. In the event that Mr. Crowley’s employment (i) is terminated by the Company without “Cause”; or (ii) terminates as of March 31, 2023, or any March 31 thereafter due to a notice of non-renewal by the Company, Mr. Crowley will be entitled to receive, as severance, the continued payment of his annual base salary for twelve months following the date of termination (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in his employment agreement). In addition, in the context of a termination without “Cause,” all grants of equity made through the effective date of such termination will continue to vest through the period ending on the one (1) year anniversary of such termination.
In the event of a Change of Control (as defined in his employment agreement) and if the Company terminates Mr. Crowley’s employment without Cause or Mr. Crowley terminates his employment for Good Reason (as defined in his employment agreement) and such termination occurs prior to the twelve (12) month anniversary of the consummation of such Change in Control, then Mr. Crowley will be entitled to receive, as severance, the continued payment of his annual base salary for twelve months following the date of termination (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in his employment agreement). In addition, all of Mr. Crowley’s then-outstanding equity grants, to the extent not previously vested, which are subject to vesting solely on the basis of time shall fully vest and become immediately exercisable or settled as of the date of such termination of employment.

OUTSTANDING EQUITY AWARDS TABLE
The following table provides summary information concerning outstanding equity awards as of December 31, 2021 for each of our Named Executive Officers:

Outstanding Equity Awards As Of December 31, 2021
	Option Awards					Stock Awards
Equity
			Incentive								Equity Incentive
			Plan								Plan Awards:
			Awards:			Number			Equity Incentive		Market or
			Number of			of Shares			Plan Awards:		Payout
	Number of	Number of	Securities			Or Units			Number of		Value of
	Securities	Securities	Underlying			of Stock		Market Value of	Unearned Shares,		Unearned Shares,
	Underlying	Underlying	Unexercised			That		Shares or	Units or		Units or
	Unexercised	Unexercised	Unearned	Option	Option	Have		Units of Stock	Other Rights		Other Rights
	Options	Options	Options	Exercise	Expiration	Not		That Have	That Have		That Have
Name	Exercisable	Unexercisable	Unexercisable	Price	Date	Vested		Not Vested (1)	Not Vested		Not Vested (1)
	(#)			($)		(#)		($)	(#)		($)

David J. Field						866,129	(2)	$2,225,952	—		$—
Richard Schmaeling						436,437	(3)	$1,121,643	40,000	(3)	$102,800
Susan R. Larkin						300,611	(4)	$772,570	—		$—
Andrew P. Sutor, IV						270,403	(5)	$694,936	—		$—
J.D. Crowley						197,391	(6)	$507,295	50,000	(6)	$128,500
(1)    For purposes of computing the market value of the equity awards, the Company used the number of units reflected in the previous column, multiplied by the closing price of the Company’s stock of $2.57 on December 31, 2021.
(2)    Mr. Field's RSUs vest as follows: 78,629 RSUs on 3/1/2022; 250,000 RSUs on 3/31/2022; 62,500 RSUs on 3/1/2023; 362,500 RSUs on 3/31/2023; 56,250 RSUs on 3/31/2024; and 56,250 RSUs on 3/31/2025.
(3)    Mr. Schmaeling's RSUs vest as follow: 50,940 RSUs on 3/1/2022; 100,000 RSUs on 3/31/2022; 26,747 RSUs on 3/1/2023; 149,375 RSUs on 3/31/2023; 30,000 RSUs on 5/1/2023; 24,688 RSUs on 3/31/2024; 15,000 RSUs on 5/1/2024; 24,687 RSUs on 3/31/2025; and 15,000 RSUs on 5/1/2025. Mr. Schmaeling's RSUs with market conditions may vest on 12/11/2023 upon the achievement of certain returns as described above under the "Grants of Plan-Based Awards Table" section.
(4)    Ms. Larkin's RSUs vest as follows: 13,263 RSUs on 3/1/2022; 82,143 RSUs on 3/31/2022; 6,812 RSUs on 3/1/2023; 140,268 RSUs on 3/31/2023; 29,063 RSUs on 3/31/2024; and 29,062 RSUs on 3/31/2025.
(5)    Mr. Sutor's RSUs vest as follows: 50,000 RSUs on 1/5/2022; 20,376 RSUs on 3/1/2022; 42,857 RSUs on 3/31/2022; 25,000 RSUs on 1/5/2023; 10,699 RSUs on 3/1/2023; 69,664 RSUs on 3/31/2023; 25,000 RSUs on 1/5/2024; 13,404 RSUs on 3/31/2024; and 13,403 RSUs on 3/31/2025.
(6)    Mr. Crowley's RSUs vest as follows: 11,650 RSUs on 3/1/2022; 48,215 RSUs on 3/31/2022; 6,812 RSUs on 3/1/2023; 89,464 RSUs on 3/31/2023; 20,625 RSUs on 3/31/2024; and 20,625 RSUs on 3/31/2025. Mr. Crowley's RSUs with performance conditions may vest on 3/31/2023 upon the achievement of certain returns as described above under the "Grants of Plan-Based Awards Table" section.

OPTION EXERCISE AND STOCK VESTED TABLE
    The following table provides certain information concerning the exercise of options and the vesting of restricted stock units during 2021 for each of our Named Executive Officers:

Option Exercises and Stock Vested
	Option Awards		Stock Awards
	Number
	of Shares	Value	Number	Value
	Acquired	Realized	of Shares	Realized
	on	on	Acquired	on
Name	Exercise	Exercise	on Vesting	Vesting
	(#)	($)	(#)	($)

David J. Field	—	$—	141,129	$799,597
Richard Schmaeling	—	$—	90,190	$475,369
Susan R. Larkin	—	$—	35,097	$176,093
Andrew P. Sutor, IV	—	$—	36,075	$190,143
J.D. Crowley	—	$—	21,149	$118,393
NONQUALIFIED DEFERRED COMPENSATION TABLE
    The following table provides certain information concerning nonqualified deferred compensation activity during 2021 for each of our Named Executive Officers:

Nonqualified Deferred Compensation
(amounts in dollars)
	Aggregate	Executive				Aggregate
	Balance	Contributions			Aggregate	Balance
	As of	in 2021	Company	Aggregate	Withdrawals	As of
	December 31,	Calendar	Contributions	Earnings	or	December 31,
Name	2020	Year (1)	in 2021	in 2021(2)	Distributions	2021 (3)

David J. Field	$—	$—	$—	$—	$—	$—
Richard Schmaeling	$—	$—	$—	$—	$—	$—
Susan R. Larkin	$—	$—	$—	$—	$—	$—
Andrew P. Sutor, IV	$40,003	$—	$—	$6,277	$—	$46,280
J.D. Crowley	$—	$—	$—	$—	$—	$—

(1)    Under the Company's nonqualified deferred compensation plan, the types of compensation that can be deferred are base compensation and bonus.
(2)    The Company determines earnings by providing the employee with a phantom account at a third party who offers a selection of mutual funds. Aggregate earnings are based upon the performance of the mutual funds.
(3)    The employee or their designated beneficiaries are allowed withdrawals based upon certain events, such as death, disability or termination of employment.

CEO PAY RATIO DISCLOSURE
    Pursuant to Item 402(u) of Regulation S-K and Section 953(b) of the Dodd-Frank Act, presented below is the ratio of annual total compensation of David J. Field, the Company’s Chief Executive Officer, to the annual total compensation of the Company’s median employee (excluding the CEO).
    We calculated the total annual compensation of the median employee for 2021 using the same methodology we used to calculate the total annual compensation for our CEO in the Summary Compensation Table above.
    Mr. Field, our CEO, had total compensation of $2,511,305, as reflected in the Summary Compensation Table above. We estimate that:
    (i)    the median of the 2021 total compensation for all employees of the Company and its consolidated subsidiaries, other than our CEO, was $56,639 (the “Median Compensation”); and
    (ii)    the ratio of our CEO’s 2021 total compensation to the Median Compensation was approximately 33 to 1.
    We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below.  In this summary, we refer to the employee who received the Median Compensation as the “Median Employee.”
    For purposes of this disclosure, the date used to identify the Median Employee was December 23, 2021 (the “Determination Date”).  As of the Determination Date, our total population consisted of 5,712 employees (excluding the CEO), of which all were located in the United States.
    For purposes of this pay ratio disclosure, Median Compensation was calculated by totaling for our Median Employee all applicable elements of compensation for 2021 in accordance with item 402(c)(2)(x) of Regulation S-K. To identify the Median Employee, we measured total compensation using our payroll and employment records as reported on each employee’s summary payroll register for the period from January 1, 2021 through December 23, 2021.  For those full-time employees who were on the payrolls as of the Determination Date and had been hired during the year, we annualized their compensation for the period from January 1, 2021 through December 23, 2021. We did not utilize any statistical sampling or cost-of-living adjustments for purposes of this pay ratio disclosure. We did not apply any exclusions of employee wages or employees.

DIRECTOR COMPENSATION
Our Non-employee Director Compensation Policy provides for the following:

Cash Compensation:    Annual Board Retainer    $80,000 per year.
    Committee Non-chair / Membership Fee:
        Audit Committee    $20,000 per year
        Compensation Committee    $15,000 per year
        Nominating/Corporate Governance Committee    $10,000 per year
    Committee Chair / Membership Fee
        Audit Committee Chair    $35,000 per year
        Compensation Committee Chair    $25,000 per year
        Nominating/Corporate Governance Chair    $15,000 per year
    Independent Lead Director    $25,000 per year
Equity Compensation:            $120,000 in restricted stock units.
    Cash Compensation is paid in equal quarterly installments. Equity Compensation is granted promptly following the Annual Meeting of Shareholders and vests after one year.
    The following table provides summary information concerning compensation paid to or earned by each of our Directors (other than our CEO whose compensation is set forth in the Summary Compensation Table) for services rendered during 2021:

Director Compensation
		(amounts in dollars)
								Change in
								Pension
		Fees						Value and
		Earned		Awards Of			Non-Equity	Nonqualified
		or Paid		Restricted		Awards	Incentive	Deferred	All
		in		Stock		Of	Plan	Compensation	Other
Name		Cash (1)		Units		Options	Compensation	Earnings	Compensation		Total

Joseph M. Field		$—	(2)	$124,731	(4)	$—	$—	$—	$126,724	(3)	$251,455
David Berkman		$136,458		$124,731	(4)	$—	$—	$—	$—		$261,189
Sean R. Creamer		$115,000		$124,731	(4)	$—	$—	$—	$—		$239,731
Joel Hollander		$128,542		$124,731	(4)	$—	$—	$—	$—		$253,273
Louise C. Kramer		$73,333	(6)	$124,731	(4)	$—	$—	$—	$—		$198,064
Mark R. LaNeve		$95,000		$124,731	(4)	$—	$—	$—	$—		$219,731
David Levy		$95,000		$124,731	(4)	$—	$—	$—	$—		$219,731
Susan K. Neely		$90,000		$124,731	(4)	$—	$—	$—	$—		$214,731
Monique L. Nelson		$68,512	(7)	$150,012	(4,5)	$—	$—	$—	$—		$218,524
Stefan Selig	(8)	$41,250	(8)	$—		$—	$—	$—	$—		$41,250

(1)Non-employee Directors receive their annual fee of $80,000 in cash. Additional fees are paid to non-employee Directors for committee participation.
(2)Mr. Field is an employee of the Company and does not receive compensation for services as a Director, (including compensation under the Company’s Non-Employee Director Compensation Policy).
(3)Under an employment agreement with the Company, Mr. Field’s other compensation primarily includes: (i) a base salary of $80,000; (ii) medical insurance premiums of $32,324; and (iii) an auto allowance of $14,400.
(4)On May 14, 2021, the Directors each received 29,557 RSUs at a grant date fair value of $4.22 per share that vest on May 14, 2022. The compensation expense for this award is reflected in this column.

(5)Monique L. Nelson has served as a Director since February 2021. Upon her appointment to the Board of Directors in February 2021, Ms. Nelson received 4,249 RSUs at a grant date fair value of $5.95 per share that vested on May 5, 2021. This grant represents a prorated grant
(6)Ms. Kramer was elected to the Board of Directors in 2021. As a result, Ms. Kramer's annual fee was pro-rated.
(7)As noted above, Monique L. Nelson joined the Board of Directors in February 2021. As a result, Ms. Nelson's annual fee was pro-rated.
(8)On March 9, 2021, Mr. Selig provided notice to the Company that he would not seek reelection at the 2021 Annual Meeting of Shareholders. Mr. Selig continued to serve on the Company's Board of Directors until the 2021 Annual Meeting of Shareholders, which took place on May 14, 2021. Mr. Selig earned board fees for a portion of the year in 2021.

EQUITY COMPENSATION PLANS
    The following table sets forth, as of December 31, 2021, the number of securities outstanding upon the exercise of outstanding options under our equity compensation plans, the weighted average exercise price of such securities and the number of securities available for grant under these plans:

Equity Compensation Plan Information as of December 31, 2021
	(a)	(b)	(c )
Number Of
	Number Of	Weighted	Securities
	Shares To Be	Average	Remaining
	Issued Upon	Exercise	Available For
	Exercise Of	Price Of	Future Issuance
	Outstanding	Outstanding	Under Equity
	Options,	Options,	Compensation
	Warrants	Warrants	Plans (Excluding
Plan Category	And Rights	And Rights	Column (a))
(amounts in thousands)

Equity Compensation Plans Approved by Shareholders:
Audacy Equity Compensation Plan (1)(2)	609	$11.33	47,426	(3)
Equity Compensation Plans Not Approved by Shareholders:
Audacy Acquisition Equity Compensation Plan (4)	—	—	2,055,441
Total	609		2,102,867

(1)    On January 1 of each year, the number of shares of Class A common stock authorized under the Audacy Equity Compensation Plan (the “Plan”) is automatically increased by 1.5 million, or a lesser number as may be determined by our Board. The amount of shares available for grant automatically increased by 1.5 million on January 1, 2022. As of December 31, 2021: (i) the maximum number of shares authorized under the Plan was 20.8 million shares; and (ii) (1.4 million) shares remain available for future grant under the Plan. The amount of shares available for future grant automatically increased by 1.5 million on January 1, 2022 to 0.1 million shares.
(2)    In connection with the completion of the CBS Radio Merger, the shares available under the Plan were increased by 2,941,525 pursuant to New York Stock Exchange Listed Company Manual Rule 303A.08. The addition of these shares, which are included in the total shares available for future issuance, was not required to be approved by the Company’s shareholders, but are available pursuant to a plan approved by shareholders.
(3)    Management determined that presenting the number of shares available for future issuance under the Plan as of January 1, 2022, was more meaningful to users of the financial statements.
(4)    On November 9, 2020, the Company completed the acquisition of sports data and iGaming affiliate platform QL Gaming Group (“    QLGG”) (the “QLGG Acquisition”). In connection with the QLGG Acquisition, the Company assumed an equity compensation plan that was in place at QLGG. This plan (the “Audacy Acquisition Equity Compensation Plan”) was assumed pursuant to New York Stock Exchange Listed Company Manual Rule 303A.08 and did not require approval by the Company’s shareholders.
AUDACY EQUITY COMPENSATION PLAN
    Overview. In 2014 the Plan was amended and restated again to extend the Plan through February 2, 2024. The purpose of the Plan is to attract and retain our employees, employees of our subsidiaries (including employees who are Named Executive Officers or Directors) and to provide incentives to our non-employee Directors and certain advisors and consultants who perform services for us and our subsidiaries. The Plan provides for grants of: (i) options intended to qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Code; (ii) “nonqualified stock options” that are not intended to so qualify (“NQSOs”); (iii) restricted stock / restricted stock units; and (iv) stock appreciation rights (“SARs”).

Shares. As of March 15, 2022, an aggregate of 20.8 million shares of Class A Common Stock were authorized for issuance under the Plan (originally adopted in 2005), of which 0.1 million remain available for issuance. The Plan as originally amended and restated in 2005 initially authorized 8.5 million shares, plus an additional 1.5 million shares per year (effective each January 1). For January 1, 2007-08 and 2013-17, our Board of Directors determined that no additional shares would be added to the Plan, while for each of January 1, 2006, 2009-2012 and 2018-2022 the additional 1.5 million shares were added to the Plan. In addition, as a result of the Company’s 2006 Option Exchange Program (pursuant to which options surrendered net of restricted stock issued were not available for reissuance) and the Company’s 2009 Option Exchange Program (pursuant to which all options surrendered were not available for reissuance) the number of shares that can be issued under the Plan was effectively reduced by an aggregate of 5.7 million shares. Finally, in connection with our merger with CBS Radio, CBS equity awards were converted into 2.9 million equity awards under the Plan. Accordingly, the following table shows the shares that have been authorized for issuance under the Plan:

Initial Authorized Amount (as of Feb 2005)	8,500,000
Annual Increases (2006, 2009-2012 & 2018-2022)	15,000,000
2006 Option Exchange Program Decrease	(3,574,376)
2009 Option Exchange Program Decrease	(2,084,518)
Equity Awards issued in connection with CBS Radio Merger	2,941,525
TOTAL	20,782,631
    Only shares of Class A Common Stock may be issued under the Plan. The number of shares for which ISOs may be issued under the Plan may not exceed 1.85 million shares, subject to adjustment. If and to the extent grants awarded under the Plan expire or are terminated for any reason without being exercised, the shares of Class A Common Stock subject to such grant will again be available for purposes of the Plan.
    Administration of the Plan. The Plan is administered and interpreted by the Compensation Committee (the “Committee”) of the Board of Directors. The Committee shall consist of two or more persons who may be “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations and “non-employee directors” as defined under Rule 16b-3 under the Exchange Act. Subject to ratification or approval by the Board if the Board retains such right, the Committee has authority to: (i) determine the individuals to whom grants shall be made under the Plan; (ii) determine the type, size and terms of the grants to be made to each such individual; (iii) determine the time when grants will be made and the commencement and duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; and (iv) deal with any other matters arising under the Plan.
    Eligibility for Participation. The following are eligible to be participants in the Plan (“Participants”): (i) all of our employees and employees of our subsidiaries (“Employees”), including Employees who are officers or members of the Board; (ii) members of the Board who are not Employees (“Non-Employee Directors”); and (iii) those consultants and advisors who perform services for us or any of our subsidiaries (“Key Advisors”), but such Key Advisors must be natural persons rendering bona fide services and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. The aggregate number of shares of our stock that may be granted to any individual during any calendar year may not exceed 925,000 shares.
    Change of Control. Upon a Change of Control, unless the Committee determines otherwise: (i) each Grantee with outstanding Grants shall receive written notice of such Change of Control; (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable; and (iii) the restrictions and conditions on all outstanding restricted stock shall immediately lapse. Upon a Change of Control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options and rights by, the surviving corporation. A Change of Control is defined as: (i) any person becoming a beneficial owner of securities of us representing more than 50% of all votes required to elect a majority of the Board, provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder; (ii) the consummation by us of: (a) a merger or consolidation where our shareholders will not own more than 50% of all votes required to elect a majority of the Board of Directors of the surviving corporation, or (b) the consummation of an agreement providing for the sale or disposition by us of all or substantially all of our assets; (iii) a liquidation or dissolution of us; or (iv) any person completing a tender offer or exchange offer for shares representing more than 50% of all votes required to elect a majority of our Board.

    In connection our merger with CBS Radio, our Compensation Committee elected to not accelerate vesting or lapse restrictions of any equity awards outstanding as of, or issued in connection with, the consummation of the transaction.
AUDACY ACQUISITION EQUITY COMPENSATION PLAN
    Overview. On November 9, 2020, the Company completed the acquisition of sports data and iGaming affiliate platform QL Gaming Group (“QLGG”) (the “QLGG Acquisition”). In connection with the QLGG Acquisition, the Company assumed an equity compensation plan that was in place at QLGG. This plan (the “Audacy Acquisition Equity Compensation Plan”) was assumed pursuant to New York Stock Exchange Listed Company Manual Rule 303A.08 and did not require approval by the Company's shareholders. The purpose of the Audacy Acquisition Equity Compensation Plan is to give eligible recipients a greater stake and closer identity with the Company and its affiliates and to advance the best interests of the Company by providing those persons with substantial responsibility for the management and growth of the Company with additional incentives by allowing them to acquire an ownership interest in the Company. The following types of grants are available under, and defined in, the Audacy Acquisition Equity Compensation Plan: (i) Incentive Stock Options, (ii) Non-Qualified Options, (iii) Restricted Stock, (iv) Class A Shares and (v) Stock Appreciation Rights. The Audacy Acquisition Equity Compensation Plan will terminate on April 6, 2027.

Shares. A total of 2,929,910 Class A Shares may be issued pursuant to grants under the Audacy Acquisition Equity Compensation Plan. In connection with the QLGG Acquisition, the Company assumed options over 199,972 Class A Shares that were already outstanding under the Audacy Acquisition Equity Compensation Plan. The number of original shares subject to such options and the exercise price were converted in connection with the QLGG Acquisition based on a ratio of 1.28 QLGG shares to 1 Class A Share. Only shares of Class A Common Stock may be issued under the Audacy Acquisition Equity Compensation Plan. As of March 15, 2022, 2.1 million shares remain available for issuance.
    Administration of the QLGG Plan. The Audacy Acquisition Equity Compensation Plan is administered and interpreted by the Compensation Committee (the “Committee”) of the Board of Directors. The Committee may delegate to a subcommittee the authority to grant certain awards in accordance with the Audacy Acquisition Equity Compensation Plan. The Committee has the authority and discretion to make grants under the Audacy Acquisition Equity Compensation Plan, to determine who will receive grants under the Audacy Acquisition Equity Compensation Plan and to decide the type, size, terms and restrictions of any grants made. The Committee also has the power and authority to administer and interpret the Audacy Acquisition Equity Compensation Plan. The Committee’s determinations relating to the interpretation and operation of the Audacy Acquisition Equity Compensation Plan are final, binding, conclusive and non-appealable.
    Eligibility for Participation. Under New York Stock Exchange (NYSE) rules, only employees, directors, Consultants (as defined in the Audacy Acquisition Equity Compensation Plan) of QLGG, and new employees, directors, Consultants of the Company and its affiliates (from and after November 9, 2020), are eligible to participate in the Audacy Acquisition Equity Compensation Plan. Individuals who were employees, directors or Consultants of the Company or any of its affiliates on November 9, 2020 are not eligible to receive grants under the Audacy Acquisition Equity Compensation Plan.
    Change of Control. In the event of a Change of Control, the Committee may make appropriate changes in the number and type of shares authorized by the Audacy Acquisition Equity Compensation Plan and any other adjustments to outstanding awards as it determines are reasonably appropriate.

Board of Director Committee Reports

The following Compensation Committee Report and Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT
To the Board of Directors:

    The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management of the Company, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A relating to the 2022 Annual Meeting of Shareholders.

    The Compensation Committee is currently comprised of David J. Berkman, Chairman, Mark R. LaNeve and David Levy, each an independent Director.
COMPENSATION COMMITTEE
David J. Berkman, Chairman
Mark R. LaNeve
David Levy
March 15, 2022

AUDIT COMMITTEE REPORT
To the Board of Directors:

    The Audit Committee has reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2021.

    The Audit Committee has discussed with the Company’s independent registered public accounting firm, Grant Thornton, LLP, the matters required to be discussed by the Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

    The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

    Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities Exchange Commission.

    The Audit Committee is currently comprised of Sean R. Creamer, Chairman, David J. Berkman and Joel Hollander, each an independent Director.

AUDIT COMMITTEE
Sean R. Creamer, Chairman
David J. Berkman
Joel Hollander
February 22, 2022

CORPORATE RESPONSIBILITY AT AUDACY

The following Report on Corporate Responsibility At Audacy shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Overview
We are fortunate to work in a business that enables us to make a meaningful difference in the lives of our listeners and our communities. Throughout our history, first as Entercom and now as Audacy, we have demonstrated our commitment to supporting the health and success of the communities that are the heart of our business. As one of the largest entertainment and audio companies in the country, we create and nurture authentic human connections to inspire both individual and collective action. We use our biggest strengths – our far-reaching voice and deep connections with our listeners – to give disparate viewpoints a voice, raise awareness on important issues, and bring people together for good.
This commitment matters more to our stakeholders than ever before. Our listeners, our communities, and our people have always been at the heart of everything we do, and our goal is to continuously find ways to better serve each of these groups. Today, we are building on the Entercom legacy and carrying forward our commitment through ‘Audacy Serves.’ Audacy Serves is our social impact platform dedicated to supporting the health and success of the communities that are the heart of our business. The program is built on six pillars: Diversity, Equity, & Inclusion; Mental Health; the Environment; Civic Education; Children’s Health; and Veterans & Service Members. Many of these pillars have a long-standing and meaningful history at our company; other pillars reflect issues that have become increasingly important to our stakeholders in the last few years. We also value our partnerships with outside organizations who live and breathe these topics every day and we are proud to support and amplify the important work that they are doing across our communities. We will continue to engage with our listeners, our communities, our people, and our partners to ensure we are serving them to the best of our ability.
Leadership & Oversight
Several years ago, in recognition of the importance of these programs to our business and our stakeholders, we formalized our Social Impact strategy under our Vice President of Social Impact. The Social Impact team collaborates with key functions across Audacy, including HR, Sustainability, Operations, Marketing, Legal, and Strategy. While our entire Executive Team is engaged in our social impact strategy and has helped shape and oversee its strategic priorities, our Board of Directors has charged our Board’s Nominating/Corporate Governance Committee with overseeing our Environmental, Social and Governance efforts. As of 2022, this Committee’s Charter now includes the following Duties and Responsibilities:
The Committee is responsible for overseeing and reviewing the Company’s practices relating to corporate responsibility, including environmental, sustainability and social matters and discussing with management the Company’s (i) progress on social responsibility matters and (ii) communications with investors and other stakeholders regarding these matters.
SOCIAL & ENVIRONMENTAL - Our Six Pillars
● Diversity, Equity, & Inclusion
Serving 48 markets across our country means that diverse communities are at the core of what we do. We strive to reflect and champion the diversity of our communities to foster a more equitable and inclusive world. Our diversity, equity, and inclusion (“DEI”) program is managed by our “Director Human Resources, Diversity, Equity and Inclusion.” In 2020 and 2021 our DEI Task Force was responsible for engaging with our stakeholders to inform our DEI priorities. Going forward, Our Diversity, Equity, and Inclusion Council, comprised of representatives from across our company, will support the four current initiatives identified by the Task Force and will be responsible for championing and communicating future DEI initiatives.
Through our programming and partnerships, we seek to connect with and empower all the voices across our platform. Channels like CHANNEL Q, built for and by the LGBTQ+ community and allies, offer listeners a community that is driven by entertaining, informing, and inspiring each other. Our multi-year partnership with the National Urban League is focused on empowering urban residents. Our local Audacy teams work with nearly 50 Urban League affiliates to deepen our understanding of economic and social justice priorities. This, in turn, helps us foster understanding and build awareness of racial justice and equity issues on a local and national scale.
We are also connecting with our diverse communities through new partnerships with HBCUs. These partnerships are meant to mentor and train students, while also developing a pipeline to the next generation of audio talent. Our first partnership, introduced in 2020 is with Clark Atlanta University (CAU). Through virtual learning sessions, Audacy leaders have connected with several hundred CAU students. These sessions have allowed students to explore careers in sales, events, on-air, and more.
We want our Audacy team to reflect the communities we serve, which means ensuring we have diverse representation across our workforce. We introduced our Fellows program to welcome graduates from underrepresented groups and underserved communities who demonstrate the talent and desire to pursue a career in audio. Through curated on-the-job learning and growth opportunities, we support our Fellows in building the foundation for their careers at Audacy and beyond. We have also introduced a new DEI training curriculum so that we can work towards making sure everyone, no matter who they are or which of our communities they represent, feels included at Audacy.

● Mental Health & our “I’m Listening®” Initiative
We aim to destigmatize the conversation around mental health with one of the most important tools: the power of TALK. Talking saves lives, and we are uniquely positioned to help start and sustain the conversation. Audacy’s “I’m Listening®” initiative was created in 2017 to help shape the national conversation on mental health. We recognized that audio is a powerful and trusted source for people to turn to, and we want to use our voice – whether individually, collectively, or as a brand – to impact change and be part of the solution to one of the biggest challenges facing consumers today.
Our focus on mental health has driven important programming decisions. We’re leveraging the arms of our on-the-air, digital and events to embrace our listeners and amplify the mental health stories of artists and celebrity influencers. Last year, our expanded content and live events further connected with our audience on what matters most: our collective health and well-being. We want to use our programs to remind listeners that they are not alone and have the resources they need right at their fingertips. Our continued partnership with the American Foundation for Suicide Prevention (AFSP), the nation’s largest suicide prevention organization, adds even more trusted, credible voices to help inform the conversations we lead. See the September issue of our Insights web postings for more information on Mental Health & Audio (www.audacyinc.com/insights).

● The Environment & Our 1Thing® Initiative
We are committed to doing our part to ensure a sustainable, healthy planet for generations to come. Our daily operations reflect our commitment to sustainability through built in efficiency measures, use of environmentally friendly supplies, office recycling programs, sustainable business practices at our consumer facing events & employee led volunteer projects supporting the local environment.
Our local studios and offices practice sustainable sourcing, recycling and waste reduction, and energy efficiency in order to reduce our carbon footprint. We established our Green Pledges program 13 years ago to guide our teams to operate more sustainably. The ten underlying pledges are concrete actions we take to reduce our energy consumption and waste generation. Pledges include actions like not supplying single-use plastic products in our office and station kitchens and only using 100% recycled paper in our offices. This year, we are working to establish benchmark carbon footprint data for our operations. This data will enable us to make more informed decisions as we strive towards improved operational efficiency. We are finalizing our first carbon footprint report, which will cover our Scope 1 and Scope 2 carbon emissions, and expect to release that report later this year. We are also focused on the waste generated by our operations. We have made updates to our procurement policies that have resulted in 56% of our office supplies being environmentally friendly, helping us further limit our waste sent to landfills.
Our nation-wide platform enables us to reach far beyond our own environmental impact. We believe that if everyone would do one thing to improve the environment every day, our world would be a better place to live in for generations to come. This belief led us to create our “1Thing®” sustainability initiative, where we are using our voice to move people to make simple changes in their daily habits to protect our planet. Our 1Thing® initiative contributes to a sustainable healthy planet for future generations. Our program connects with people through content that resonates and helps them go deeper into their environmentally friendly lifestyles and aspirations. Audacy listeners can access resources, share what artists are doing to make an impact, and learn how to spark change in their own habits and environments. This initiative also provides a valuable environment for brands that want to engage with environmentally conscious consumers across audio platforms. In 2021, we donated $1.5 million worth of over the air and online media time to 1Thing® “Green Tips” with our 200 million listeners. Our employees are responsible for bringing 1Thing® to life, as evidenced by our annual 1Day/1Thing event. Each year, all of our teams dedicate time to important environmental projects in their local communities. In 2021, 100% of our markets participated, impacting almost 50 communities across the country. We believe the power of these actions amounts to a meaningful positive impact on our environment. 1Thing® educational messages inform listeners of simple actions that make a big difference for the environment. Visit the www.1ThingUS.com hub for more information.

● Civic Education
Audio mobilizes people. We use our influence – chiefly through our strength in local news and our deep connection with consumers - to promote a vibrant democracy through an informed, energized and engaged citizenry.
We created a dedicated, centralized digital news team with more than 50 journalists in eight newsrooms across the country. Our local news teams cut through the noise and build authentic connections within communities. We’re using those deep connections with our audiences to bolster Americans’ civic knowledge and give them tools to effect change in their communities. We support these efforts we are launching:

•Daily in-depth podcasts and on-demand audio exploring local stories and issues that most affect listeners’ lives
•An original national weekly podcast that highlights the week’s most pressing story and draws on reporting and interview content from across the Audacy network
•Original longform podcasts from local news brands
•Custom newsletters and in-app experiences
We’re also partnering with organizations such as The Institute for Citizens & Scholars that support youth leadership development and local capacity-building.

● Children’s Health
A long-standing tradition at Entercom and now Audacy, we use our voice and connection with our fans to lift the financial burden on families impacted by childhood illness. We unlock the generosity of our listeners with powerful stories of healing and hope raising lifesaving funds to support children’s health.
By using the power of our voices to lift up and protect the most vulnerable children in our communities, we’re tapping into our fans’ generosity to offer hope and quite literally change the lives of families in need. Each year during more than 30 annual radiothons, we connect with team members, listeners, and on-air talent to lift financial burdens and raise potentially life-saving funds for these families. We’re gratified to have helped raise more than $14.2 million in 2021, and more than $256 million over more than 20 years, to support children’s healthcare and research, giving children a stronger chance to have their voices heard for years to come.

● Veterans & Service Members
We owe our veterans and service members our recognition, our thanks, and our support. We serve those who have served us through stories that inform, connect and inspire the men, women, and families who make the biggest sacrifices for our country while serving at home or abroad.
We seek to serve those who serve us with support and resources in health, employment and education. We created our ConnectingVets platform to share daily original content, including stories of inspiration and perseverance, all created by dedicated veterans. This vibrant community brings together service members, veterans, and their family members to help veterans stay informed and successfully transition to civilian life. In addition to content and connections, the platform offers information and updates on veteran benefits resources, education opportunities, and other support resources covering mental health, legal assistance, employment assistance, and more. Visit the ConnectingVets website (www.audacy.com/connectingvets) for more information.
For additional information about Audacy Serves and our priorities, please see our 2021 Audacy Serves Social Impact Report posted on our website: www.audacyinc.com/serves-report-2021.

CORPORATE GOVERNANCE

Audacy remains committed to sound and effective corporate governance practices. Our Board diligently exercises its oversight responsibilities with respect to the Company’s business and affairs in accordance with the highest principles of business ethics and corporate governance requirements of federal law, state law, and the NYSE.

In addition to long-standing “best practices” in corporate governance at Audacy, in response to shareholder input in our outreach process, we expanded our proxy access policy. Example “best practice” corporate governance policies and practices embraced by Audacy include:

Key Corporate Governance Attributes
Independent Lead Director	Joel Hollander serves as our Board’s Independent Lead Director. In 2021, Mr. Hollander replaced David Berkman as our Independent Lead Director.
Significant Risk Oversight	The Board as a whole and its committees devote significant time and effort to understanding and reviewing enterprise risks. This includes oversight of the Company’s strategy and reputation, as well as a review of risks related to financial reporting, compensation practices, and cybersecurity
Annual Director and Board Committee Performance Evaluations	The Board and each committee annually conduct a performance self-evaluation of the Board and each committee.
Code of Business Conduct and Ethics	Audacy’s Code of Business Conduct and Ethics, which describes fundamental principles, policies and procedures that shape our business and help our employees, officers and directors make ethical decisions, applies throughout our organization to all directors, officers, and other employees.
Compensation Clawback	The Company maintains a robust compensation clawback policy. See our CD&A for a more fulsome description

Board Diversity	In response to shareholder feedback, we amended our Corporate Governance Guidelines to provide: “In selecting a person to become a director, the Nominating/Corporate Governance Committee will consider the diversity of each potential candidate, including without limitation, diversity of background, gender, race, ethnic or national origin, age, and experience."

On February 16, 2021, our Board of Directors increased the number of Directors from ten to eleven persons. Our Board then elected Monique L. Nelson to fill the vacancy. Ms. Nelson is the third woman to join our Board. At the 2021 Annual Meeting of Shareholders, the size of our Board was then reduced to ten directors.
Anti-Hedging /Anti-Pledging Policy	Our Directors, NEOs and “Covered Persons” (as defined in our Securities Trading Policy) are prohibited from (i) pledging Company securities as collateral for a loan, purchasing Company securities on margin (i.e., borrow money to purchase the securities) or placing Company securities in a margin account; and (ii) directly or indirectly hedge Company securities (that is, make an investment in another security in order to reduce the risk of a loss or gain on any Company Security), whether via forward contracts, equity swaps, collars, exchange funds or otherwise. The above prohibitions do not apply to cashless exercises of stock options under the Company’s equity plans or to situations approved in advance by the Company’s General Counsel.
Corporate Governance Guidelines	Audacy’s Corporate Governance Guidelines address various governance matters, including qualification and selection of Board members, stock ownership guidelines of directors and executives, annual Board performance evaluations, and executive succession.

Security Ownership Of Certain Beneficial Owners And Management

    The following table sets forth certain information, as of March 15, 2022, regarding the beneficial ownership of our common stock by: (i) each person known by us to beneficially own more than 5% percent of any class of our common stock; (ii) each of our Directors and Named Executive Officers; and (iii) all of our Directors and Named Executive Officers as a group. Each shareholder possesses sole voting and investment power with respect to the shares listed, unless otherwise noted. Shares of common stock subject to options currently exercisable or that are exercisable within sixty days are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options but are not deemed outstanding for calculating the percentage of any other person.

Name of Beneficial Owner	Common Stock				Percentages
	Class A (1)		Class B (2)
	Number of Shares Beneficially Owned (3)	Percent of Class	Number of Shares Beneficially Owned (3)	Percent of Class	Total Economic Interest (3)	Total Voting Power (3)
Joseph M. Field (4)	14,598,864	10.4%	1,295,949	32.0%	11.0%	15.9%
David J. Field (5)	3,880,577	2.8%	2,749,250	68.0%	4.6%	18.1%
David J. Berkman	163,040	*	—	—	*	*
Sean R. Creamer	129,268	*	—	—	*	*
Joel Hollander	134,864	*	—	—	*	*
Louise C. Kramer	365,974	*	—	—	*	*
Mark R. LaNeve	133,411	*	—	—	*	*
David Levy	126,153	*	—	—	*	*
Susan K. Neely	101,955	*	—	—	*	*
Monique L. Nelson	33,806	*	—	—	*	*
Richard J. Schmaeling	612,550	*	—	—	*	*
Susan R Larkin	358,053	*	—	—	*	*
J.D. Crowley	358,634	*	—	—	*	*
Andrew P. Sutor, IV	347,088	*	—	—	*	*
All Directors and Executive Officers as a group (16 persons)	21,486,855	15.4%	4,045,199	100%	17.7%	35.6%
Contrarius Investment Management Limited (6)	11,097,707	7.9%	—	—	7.7%	6.4%
BlackRock, Inc. (7)	8,601,387	6.1%	—	—	6.0%	5.0%

* Less than one percent.
(1)    For the purpose of calculating the percentage of Class A Common Stock held by each shareholder, the total number of shares of Class A Common Stock outstanding does not include the shares of Class A Common Stock issuable upon conversion of the outstanding shares of Class B Common Stock. The number of shares of Class A Common Stock includes all outstanding restricted stock and shares that may be acquired within sixty days through the exercise of options.
(2)    The Class A Common Stock and the Class B Common Stock vote together as a single class on all matters submitted to a vote of shareholders. Each share of Class A Common Stock is entitled to one vote. Each share of Class B Common Stock is entitled to ten votes, except: (a) any share not voted by either Joseph M. Field or David J. Field is entitled to one vote; (b) the holders of Class A Common Stock, voting as a separate class, are entitled to elect two Directors; (c) each share of Class B Common Stock is entitled to one vote with respect to any “going private” transactions under the Exchange Act; and (d) as required by law. The shares of Class B Common Stock are convertible in whole or in part, at the option of the holder, subject to certain conditions, into the same number of shares of Class A Common Stock.

(3)    With respect to Class A Common Stock: (i) the number of shares beneficially owned and the percentage of economic ownership are based on 139,880,750 shares (which includes 6,729,163 shares that are either unvested restricted stock or vested but deferred shares of restricted stock); and (ii) the percentage of voting power is based on 133,151,587 shares of Class A Common Stock (which excludes 6,729,163 shares that are either unvested restricted stock or vested but deferred shares of restricted stock, neither of which have the right to vote). With respect to Class B Common Stock, the number of shares beneficially owned, the percentage of economic ownership and the percentage of voting ownership are based on 4,045,199 shares of Class B Common Stock outstanding. The number of shares of Class A Common Stock listed for each individual includes all outstanding restricted stock and shares that may be acquired within sixty days of March 15, 2022 through the exercise of options.
(4)    With respect to Class A Common Stock, amounts listed for Joseph M. Field include the following: (i) 14,014,307shares of Class A common stock with respect to which Mr. Field holds as trustee, in trust for the benefit of himself; (ii) 330,000 shares of Class A common stock beneficially owned by Mr. Field’s spouse; and (iii) 29,557 shares of Class A common stock with respect to which Mr. Field is the record holder. In addition, Mr. Field is deemed to beneficially own (a) 175,000 shares of Class A common stock deemed beneficially owned by Mr. Field as a director and officer of the Joseph and Marie Field Foundation; and (b) 50,000 shares of Class A common stock deemed beneficially owned by Mr. Field as a director and officer of the Joseph and Marie Field Family Environmental Foundation. Mr. Field disclaims beneficial ownership of all shares of Class A Common Stock owned by these foundations. With respect to Class B Common Stock, amounts listed for Joseph M. Field include 1,295,949 shares of Class B common stock with respect to which Mr. Field holds as trustee, in a family trust for the benefit of himself and his son, David J. Field. The address of this shareholder is 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103.
(5)    With respect to Class A Common Stock, amounts listed for David J. Field include the following: (i) 2,148,905 shares of Class A common stock with respect to which Mr. Field is the record holder; (ii) 700,100 shares of Class A Common Stock held of record by Mr. Field as co-trustee of a trust for the benefit of himself; (iii) 598,286 shares of Class A Common Stock held of record by Mr. Field as co-trustee of a trust for the benefit of his children; and (iii) 423,286 shares of Class A Common Stock held of record by Mr. Field as co-trustee of a trust for the benefit of his sister’s children. The address of this shareholder is 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103.
(6)    The address of this shareholder is 2 Bond Street, St. Helier, Jersey JE2 3NP, Channel Islands.
(7)    The address of this shareholder is 55 East 52nd Street, New York, NY 10055.

Other Information
SHAREHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

    Shareholder Director Nominations and Proposals.  Our Bylaws require that for Director nominations or proposals to be properly brought before an annual meeting by a shareholder, the shareholder must have given notice no earlier than 120 and no later than ninety days prior to the first anniversary date of the immediately preceding annual meeting of shareholders, unless the meeting is more than thirty days before or more than sixty days after such anniversary date. Accordingly, unless the 2022 Annual Meeting is held more than thirty days before or more than sixty days after the first anniversary of this year’s annual meeting, notice of shareholder Director nominations or proposals for the 2023 Annual Meeting must be received no earlier than January 10, 2023 and no later than February 9, 2023.  Any such shareholder notification must comply with the requirements set forth in our Bylaws and must be submitted in writing to the Corporate Secretary, Audacy, Inc., 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103.

    Inclusion in Proxy Statement.  In order for a shareholder proposal to be considered for inclusion in our proxy statement, such shareholder proposals must satisfy the requirements of Rule 14a-8 of the Exchange Act.  In accordance with Rule 14a-8, any such shareholder proposal must be received at our executive office (Audacy, Inc., 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103) not less than 120 calendar days before the date of our proxy statement released to shareholders in connection with the previous year’s annual meeting.  Accordingly, the deadline for notification of shareholder proposals for inclusion in our proxy statement for the 2023 Annual Meeting is November 24, 2022.

OTHER PROPOSALS

    We do not know of any other matters to be presented at the annual meeting other than those discussed in this proxy statement. If however, other matters are properly brought before the annual meeting, your proxies will be able to vote those matters at their discretion.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires our executive officers and Directors, and persons who own more than ten percent of a registered class of our equity securities (“Reporting Persons”), to file reports of beneficial ownership (Forms 3, 4 and 5) of our equity securities with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on our review of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe the Reporting Persons of Audacy were in compliance with these requirements for 2021.

CORPORATE GOVERNANCE

    We have an ongoing commitment to good governance and business practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes and procedures in light of such developments. We comply with the rules and regulations promulgated by the Securities and Exchange Commission and the New York Stock Exchange, and implement other corporate governance practices that we believe are in the best interest of us and our shareholders.
•Code of Business Conduct and Ethics. We have adopted a Code of Business Conduct and Ethics that applies to each of our employees including our Principal Executive Officer and senior members of our finance department. Our Code of Business Conduct and Ethics is posted on the “Investors” sub-page of our website located at www.audacyinc.com/investors/corporate-governance.

•Board Committee Charters. Each of our Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee has a committee charter as required by the rules of the New York Stock Exchange. These committee charters are posted on the “Investors” sub-page of our website located at www.audacyinc.com/investors/corporate-governance.

•Corporate Governance Guidelines. Our Board of Directors has established certain Corporate Governance Guidelines as required by the rules of the New York Stock Exchange. These guidelines are posted on the “Investors” sub-page of our website located at www.audacyinc.com/investors/corporate-governance.

•Policies and Procedures for Complaints Regarding Accounting, Internal Accounting Controls, Fraud or Auditing Matters. We have established certain policies and procedures through which employees may report concerns regarding accounting, internal accounting controls, fraud or auditing matters. A copy of our policy is posted on the “Investors” sub-page of our website located at www.audacyinc.com/investors/corporate-governance (Select “Corporate Governance”).

ANNUAL REPORT

    We are making available a copy of our 2021 Annual Report together with this proxy statement to shareholders of record on the annual meeting record date.

HOUSEHOLDING

    Brokers, banks and other nominees may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. Any shareholder who desires a separate copy, without charge, of either document may address a request to the Corporate Secretary, Audacy, Inc., 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103.

By Order of the Board of Directors,
Andrew P. Sutor, IV
Secretary

Philadelphia, Pennsylvania
March 28, 2022

EXHIBIT A
AMENDED AND RESTATED AUDACY EMPLOYEE STOCK PURCHASE PLAN

1.PURPOSE OF THE PLAN
This Audacy Employee Stock Purchase Plan, as amended and restated herein effective as of the Amendment Effective Date, is intended to promote the interests of the Company (as defined in Article 2) by providing Eligible Employees (as defined in Article 2) of a Participating Employer (as defined in Article 2) with the opportunity to acquire a proprietary interest in the Company through participation in a payroll deduction-based employee stock purchase plan designed to qualify under section 423 of the Internal Revenue Code of 1986, as amended. The Plan (as defined in Article 2) is not intended and shall not be construed as constituting an “employee benefit plan” within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
2.DEFINITIONS
a.“1933 Act” shall mean the Securities Act of 1933, as amended.
b.“Amendment Effective Date” shall mean May 10, 2022.
c.“Board” shall mean the Company’s Board of Directors.
d.“Change of Control” shall be deemed to have occurred if:
i.Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than persons who are shareholders of the Company on the date the Plan is adopted) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of all votes required to elect a majority of the Board, provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder;
ii.The consummation by the Company of (A) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes required to elect a majority of the board of directors of the surviving corporation or (B) the consummation of an agreement (or agreements) providing for the sale or disposition by the Company of all or substantially all of the assets of the Company;
iii.The shareholders of the Company approve an agreement providing for a liquidation or dissolution of the Company; or
iv.Any person has completed a tender offer or exchange offer for shares representing more than 50% of all votes required to elect a majority of the Board.
e. “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued from time to time thereunder.
f.“Common Stock” shall mean the Class A common stock of the Company.
g.“Company Affiliate” shall mean any U.S. subsidiary corporation that is wholly-owned by the Company, whether now existing or subsequently established.
h.“Company” shall mean Audacy, Inc., and any corporate successor to all or substantially all of the assets or voting stock of Audacy, Inc. that shall adopt the Plan.
i.“Cash Compensation” shall mean (i) the regular hourly wages or base salary paid to a Participant by one or more Participating Employers during the Participant’s period of participation in one or more Offering Periods under the Plan, plus (ii) all overtime and commission payments received during such period. Such Cash Compensation shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any contributions made by the Participant to any Code section 401(k) salary deferral plan, any Code section 125 cafeteria benefit program or any Code section 132(f)(4) transportation fringe benefit program now or hereafter established by the Company or any Company Affiliate. However, Cash Compensation shall not include any contributions made by the Company or any Company Affiliate on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than Code section 401(k), Code section 125, or Code section 132(f)(4) contributions deducted from such Cash Compensation).
j.“Effective Date” shall mean May 12, 2016.
k.“Eligible Employee” shall mean any person who is employed by a Participating Employer as an employee on a basis under which he or she is regularly expected to render more than twenty hours of service per week and for more than five months per calendar year and has completed at least one year of employment with a Participating Employer. Notwithstanding any provision contained in the Plan to the contrary, unless otherwise required in order to maintain the qualified status of the Plan under Section 423 of the Code, the following individuals shall be excluded from participation in the Plan: (i) any individual who is classified by a Participating Employer as an independent contractor, or (ii) who is otherwise treated by a Participating Employer as other than an employee on its payroll records, including any individual who has signed a document stating that he or she is not eligible to participate in Company benefits, or any leased employee within the meaning of Code section 414(n) or other leased employee, temporary employee, freelancer, lease-to-hire worker, common law employee or worker who performs services for a Participating Employer and who is paid by a job agency or similar outside employment or staffing agency, regardless of whether any of the above such individuals are subsequently determined by the Internal Revenue Service, the U.S. Department of Labor or a court to be employees.
l.“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
m.“Fair Market Value” per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
i.If the principal trading market for the Common Stock is a national securities exchange or market, the last reported sale price thereof on the relevant date or (if there were no trades on that date or if the Committee determines otherwise in its discretion) the latest preceding date upon which a sale was reported, or
ii.If the Common Stock is not principally traded on a national securities exchange or market, the mean between the last reported “bid” and “asked” prices of Common Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Plan Administrator determines.
iii.If the Common Stock is not publicly traded or, if publicly traded but not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Plan Administrator on the basis of available prices for such Common Stock or in such manner as may be authorized by applicable regulations under the Code.
n.“Offering Period” shall mean the period during which shares of Common Stock shall be offered for purchase under the Plan as described in Section 5.
o.“Participant” shall mean any Eligible Employee of a Participating Employer who is actively participating in the Plan.
p.“Participating Employer” shall mean the Company, Company Affiliates, and such other subsidiary and/or affiliate companies as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees, subject to the requirements of applicable law.

q.“Plan” shall mean the Audacy Employee Stock Purchase Plan, as set forth in this document, and as amended from time to time.
r.“Plan Administrator” shall mean the committee appointed by the Board to administer the Plan or its designee.
s.“Purchase Date” shall mean the last business day of each Offering Period. The initial Purchase Date shall be September 30, 2016.
3.ADMINISTRATION OF THE PLAN
The Plan Administrator shall have full discretionary authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan. As a condition of participating in the Plan, all Participants must acknowledge, in writing or by completing the enrollment forms to participate in the Plan, that all decisions and determinations of the Plan Administrator shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under the Plan on behalf of the Participant. The Plan Administrator may delegate its ministerial duties to one or more subcommittees or to a third party administrator, as it deems appropriate.
4.STOCK SUBJECT TO PLAN
a.Number of Shares. Subject to adjustment as described below, the aggregate number of shares of Common Stock that may be issued or transferred under the Plan is Two Million (2,000,000) shares.
b.Adjustment. If there is any change in the number or kind of shares of Common Stock outstanding by reason of any stock split or reverse stock split, stock dividend, spinoff, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Plan Administrator shall make appropriate adjustments, as determined by the Plan Administrator in its sole discretion, to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants on any Purchase Date, if applicable, and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right, in order to prevent the dilution or enlargement of benefits thereunder. In addition, the Plan Administrator shall have discretion to make the foregoing equitable adjustments in any circumstances in which an adjustment is not mandated by this Section 4(b) or applicable law. Any adjustments made by the Plan Administrator shall be consistent with Code section 423 and shall be final, binding and conclusive.
5.OFFERING PERIODS
a.Limitations. Shares of Common Stock shall be offered for purchase under the Plan through a series of consecutive Offering Periods until such time as the Plan terminates as set forth in Section 10(b).
b.Duration of Offering Period. Each Offering Period shall be of such duration (not to exceed twenty-seven months) as shall be determined by the Plan Administrator prior to the beginning of such Offering Period. Unless the Plan Administrator determines otherwise before the beginning of the Offering Period, Offering Periods shall commence at three-month intervals on each January 1, April 1, July 1 and October 1 (or the next business day, if such date is not a business day) over the term of the Plan, and each Offering Period shall last for three months, ending on March 31, June 30, September 30 or December 31, as the case may be (or the closest business day preceding such date, if such date is not a business day). Accordingly, unless the Plan Administrator determines otherwise, four separate Offering Periods shall commence in each calendar year during which the Plan remains in existence.

6.ELIGIBILITY
a.Commencement of Participation. Each individual who is an Eligible Employee on the start date of any Offering Period under the Plan may enter that Offering Period on such start date. However, an Eligible Employee may participate in only one Offering Period at a time, to the extent applicable.
b.Limitation on Participation. Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code section 424(d)) or hold outstanding options or other rights to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Company Affiliate.
c.Enrollment Forms. Except as otherwise provided in Section 6(a) above, in order to participate in the Plan for a particular Offering Period, an Eligible Employee must complete enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator at such time on or before the beginning of that Offering Period, in such manner as determined by the Plan Administrator (which may include electronic submission). An Eligible Employee who is actively participating in the Plan shall automatically be enrolled as a Participant for the next Offering Period, unless the Eligible Employee elects otherwise at least seven days prior to the beginning of the next Offering Period (or by such other date as the Plan Administrator determines) by filing the appropriate form with the Plan Administrator.
7.PAYROLL DEDUCTIONS
a. Elections. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an Offering Period may be any multiple of 1% of the Cash Compensation paid to the Participant during each Offering Period, up to a maximum of 15% of Cash Compensation. The deduction rate so authorized shall continue in effect throughout the Offering Period, except to the extent such rate is changed in accordance with the following guidelines:
i.The Participant may, at any time during the Offering Period, reduce his or her rate of payroll deduction to zero to become effective as soon as possible after filing the appropriate form with the Plan Administrator. Following the effectiveness of such payroll rate reduction, the Participant will continue to participate in the Offering Period with the payroll deductions accrued prior to the reduction, unless the Participant requests a refund. Except as provided in this Section 7(a)(i), in no event may a Participant increase or otherwise change the rate of payroll deduction during an Offering Period.
ii.Prior to the commencement of any new Offering Period, a Participant may increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the 15% of Cash Compensation maximum) shall become effective on the start date of the first Offering Period following the filing of such form.
b.Commencement. Payroll deductions shall begin on the first pay day as of which commencement is administratively feasible following the beginning of the Offering Period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that Offering Period. The amounts so collected shall be credited to a book account established on the Company’s records for the Participant. No interest shall accrue on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.
c.Cessation of Payroll Deductions. Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the Plan.

d.No Requirement to Purchase. The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different Offering Period.
8.PURCHASE RIGHTS
a.Grant of Purchase Rights. A Participant shall be granted a separate purchase right for each Offering Period in which he or she is enrolled. The purchase right shall be granted on the start date of the Offering Period and shall provide the Participant with the right to purchase shares of Common Stock, upon the terms set forth below. To the extent required by the Plan Administrator, the Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.
b.Exercise of the Purchase Right. Each purchase right shall be automatically exercised on the Purchase Date for the Offering Period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on the Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Offering Period to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.
c.Purchase Price. Unless the Plan Administrator determines otherwise prior to the beginning of the Offering Period, the purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date shall be equal to 85% of the Fair Market Value per share of Common Stock on the Purchase Date. The Plan Administrator may change the purchase price prior to the beginning of an Offering Period, provided that the purchase price may not be less than the 85% of the lower of (i) the Fair Market Value per share of Common Stock on the start date of that Offering Period or (ii) the Fair Market Value per share of Common Stock on the Purchase Date.
d.Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Offering Period by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock that may be purchased by a Participant on any one Purchase Date shall not exceed 2,000 shares, subject to adjustment as described in Section 4(b) and this Section 8(d) and subject to the accrual limitation under Article 9 below. In addition, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any Offering Period, to determine whether there will be a maximum number of shares of Common Stock that may be purchased in total by all Participants in the Plan on any Purchase Date, subject to adjustment as described in Section 4(b) and the accrual limitation under Article 9 below. The Plan Administrator shall have the discretionary authority, exercisable prior to the start of any Offering Period, to increase or decrease the limitation to be in effect for the number of shares of Common Stock that may purchased by a Participant on each Purchase Date, subject to the accrual limitation under Article 9 below and the adjustment described in Section 4(b) above.
e.Excess Payroll Deductions. Any payroll deductions that are not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date, unless the Participant requests a refund. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitations on the maximum number of shares purchasable per Participant or in total by all Participants on the Purchase Date shall be promptly refunded.
f.Suspension of Payroll Deductions. In the event that a Participant is, by reason of the accrual limitations in Article 9, precluded from purchasing additional shares of Common Stock on a Purchase Date, then no further payroll deductions shall be collected from such Participant with respect to that Purchase Date. Payroll deductions shall automatically resume on behalf of the

Participant at the beginning of the first Offering Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 8(g) below.
g.Withdrawal from Offering Period. The following provisions shall govern the Participant’s withdrawal from an Offering Period:
i.A Participant may withdraw from the Offering Period in which he or she is enrolled at any time prior to the Purchase Date (or by such other date as the Plan Administrator determines) by filing the appropriate form with the Plan Administrator within ten days prior to the Purchase Date (or such other date as the Plan Administrator determines), and no further payroll deductions shall be collected from the Participant with respect to that Offering Period. Any payroll deductions collected during the Offering Period in which such withdrawal occurs shall, at the Participant’s election, be promptly refunded or held for the purchase of shares on the Purchase Date. If no such election is made at the time of such withdrawal, then the payroll deductions collected from the Participant during the Offering Period in which such withdrawal occurs shall be promptly refunded.
ii.The Participant’s withdrawal from an Offering Period shall be irrevocable, and the Participant may not subsequently rejoin that Offering Period at a later date. In order to resume participation in any subsequent Offering Period, the Participant must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the beginning of that Offering Period.
h.Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:
i.If a Participant ceases to be an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, the Participant’s purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Offering Period in which the purchase right so terminates shall be promptly refunded to the Participant.
ii.If a Participant ceases to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable at any time prior to the Purchase Date (or by such other date as the Plan Administrator determines), to (A) withdraw all the payroll deductions collected to date on his or her behalf for that Offering Period or (B) have such funds held for the purchase of shares on his or her behalf on the Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave. Upon the Participant’s return to active service (x) within three months following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant has a right to reemployment with the Company provided by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period will be treated as a new Eligible Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled start date into the applicable Offering Period.
i.Change of Control. Unless the Plan Administrator determines otherwise prior to the effective date of any Change of Control, in the event of a Change of Control during an Offering Period, no purchase rights will be exercised for such Offering Period and all payroll deductions accrued during an Offering Period up until the date immediately prior to the date of the Change of Control shall be refunded to Participants.
j.Proration of Purchase Rights. If the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceeds the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such Participant, shall be promptly refunded.
k.Assignability. A purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.
l.Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.
m.ESPP Brokerage Account; Restrictions on Sale. The shares of Common Stock purchased on behalf of each Participant shall be deposited directly into a brokerage account which the Company shall establish for the Participant at a Company-designated brokerage firm. The account will be known as the ESPP Brokerage Account. The following policies and procedures shall be in place for any shares deposited into the Participant’s ESPP Brokerage Account until those shares have been held for the requisite period necessary to avoid a disqualifying disposition under U.S. federal tax laws:
i.Unless the shares are sold, the shares must be held in the ESPP Brokerage Account until the later of the following two periods: (x) the end of the two-year period measured from the start date of the Offering Period in which the shares were purchased and (y) the end of the one-year period measured from the actual Purchase Date of those shares.
ii.Unless the shares are sold, the deposited shares shall not be transferable (either electronically or in certificate form) from the ESPP Brokerage Account until the required holding period for those shares is satisfied. Such limitation shall apply both to transfers to different accounts with the same ESPP broker and to transfers to other brokerage firms. After the required holding period, the shares may be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.
iii.The foregoing procedures shall not in any way limit when the Participant may sell his or her shares. These procedures are designed solely to assure that any sale of shares prior to the satisfaction of the required holding period is made through the ESPP Brokerage Account. In addition, the Participant may request a stock certificate or share transfer from his or her ESPP Brokerage Account prior to the satisfaction of the required holding period should the Participant wish to make a gift of any shares held in that account. However, shares may not be transferred (either electronically or in certificate form) from the ESPP Brokerage Account for use as collateral for a loan, unless those shares have been held for the required holding period.
iv.The foregoing procedures shall apply to all shares purchased by the Participant under the Plan, whether or not the Participant continues in employee status.
n.Notwithstanding anything to the contrary in the Plan or any policy of the Company, the Plan Administrator may require that shares acquired under the Plan not be sold or otherwise be disposed of for a period of up to twelve (12) months following the Purchase Date on which those shares were purchased. The foregoing restriction, if imposed, shall not apply in the event of Participant’s death to the transfer of shares to the Participant’s estate or to the subsequent sale of the shares by the estate. Shares acquired under the Plan must be held in the Participant’s ESPP Brokerage Account during any such restriction period and may be subject to further transfer restrictions as set forth above in Section 8(m)(ii).
9.ACCRUAL LIMITATIONS
a.Dollar Limitation. Notwithstanding anything in the Plan to the contrary, no Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent that such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code section 423) of the Company or any Company Affiliate, would otherwise permit the Participant to purchase more than $25,000 worth of stock of the Company or any Company Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year in which such rights are at any time outstanding.
b.Application of Dollar Limitation. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall apply:
i.The right to acquire Common Stock under each outstanding purchase right shall accrue on each Purchase Date on which such right remains outstanding.
ii.No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to $25,000 worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year in which such rights were at any time outstanding.
iii.If a purchase right is outstanding in more than one calendar year, then Common Stock purchased pursuant to the exercise of such purchase right shall be applied first, to the extent allowable under this Article, against the $25,000 limitation for the earliest year in which the purchase right was outstanding, then against the $25,000 limitation for each succeeding year, in order.
c.Refund. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Offering Period, then the payroll deductions that the Participant made during that Offering Period with respect to such purchase right shall be promptly refunded.
d.Conflict. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.
10.EFFECTIVE DATE AND TERM OF THE PLAN
a.Effective Date. The Plan was originally adopted by the Board on February 10, 2016, and became effective at the Effective Date. The Plan as amended and restated herein was adopted by the Board on March 16, 2022, and shall become effective at the Amendment Effective Date. provided that no purchase rights granted under the Plan as amended and restated herein shall be exercised, and no shares of Common Stock shall be purchased hereunder, until (i) the Plan shall have been approved by the stockholders of the Company and (ii) the Company shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation have been met. In the event such stockholder approval of the Plan as amended and restated herein is not obtained at the Company’s 2022 Annual Meeting of Stockholders, or at any adjournment or postponement thereof, the Plan as in effect on such date shall remain in effect, without giving effect to this amendment and restatement of the Plan.
b.Term. Unless sooner terminated by the Board, the Plan shall terminate upon the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

11.AMENDMENT AND TERMINATION
The Board may alter, amend, suspend or terminate the Plan at any time, to become effective immediately following the close of any Offering Period; provided, however, that any such action will be subject to the approval of the Company’s stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any automated quotation system or stock exchange on which the Common Stock may then be quoted or listed, or if such stockholder approval is necessary in order for the Plan to continue to meet the requirements of Section 423 of the Code, and the Board may otherwise, in its discretion, determine to submit other such actions to stockholders for approval. In the event of Plan termination, any outstanding payroll deductions that are not used to purchase Common Stock on a Purchase Date pursuant to the Plan shall be promptly refunded to such Participants.
12.GENERAL PROVISIONS
a.Death. In the event of the death of a Participant, the Company shall deliver any shares of Common Stock, cash or both shares of Common Stock and cash held for the benefit of Participant to the executor or administrator of the estate of the Participant.
b.Expenses. All costs and expenses incurred in the administration of the Plan shall be paid by the Company; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.
c.No Right of Employment. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any Company Affiliate or interfere with or otherwise restrict in any way the rights of the Company (or any Company Affiliate) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.
d.Withholding. If and to the extent that any stock purchases or sales under this Plan are subject to federal, state or local taxes, the Company is authorized to withhold all applicable taxes from shares issuable under the Plan or from other compensation payable to the Participant.
e.Transferability. Neither payroll deductions credited to a Participant nor any rights with regard to the exercise a purchase right under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 8(g).
f.Voting. The Participant shall have no voting rights in shares that he or she may purchase pursuant to the Plan until such shares of Common Stock have actually be purchased by the Participant.
g.Governing Law. The validity, construction, interpretation and effect of the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.

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EXHIBIT B
AUDACY 2022 EQUITY COMPENSATION PLAN

1.Purposes of the Plan. The purposes of this Plan are to provide (a) designated employees of the Company or any Subsidiary of the Company, (b) certain consultants and advisors who perform services for the Company or any Subsidiary of the Company and (c) non-employee members of the Board with the opportunity to receive Awards. The Company believes that the Plan will enhance the incentive for participants to contribute materially to the growth of the Company, thereby benefiting the Company and the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.
The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Dividend Equivalents.
2.Definitions. As used herein, the following definitions will apply:
a.“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
b.“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.
c.“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Dividend Equivalents.
d.“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.
e.“Board” means the Board of Directors of the Company.
f.“Cause” shall mean, except to the extent specified otherwise by the Administrator or separately defined in a written employment or similar agreement between a Participant and the Company, a finding by the Administrator that, before or after termination of employment or service, the Participant (a) has engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (b) has breached any provision of his or her employment or service contract with the Company, including, without limitation, any covenant against competition and/or raiding of the Company’s Employees, Non-Employee Directors or Consultants, or (c) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.
g.“Change in Control” means the occurrence of any of the following events:
i.Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than persons who are shareholders of the Company on the date the Plan is adopted) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of all votes required to elect a majority of the Board, provided that a Change in Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder;
ii.The consummation by the Company of (x) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes required to elect a majority of the board of directors of the surviving corporation or (y) the consummation of an agreement (or agreements) providing for the sale or disposition by the Company of all or substantially all of the assets of the Company, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a Subsidiary, the ultimate Parent thereof;
iii.The shareholders of the Company approve an agreement providing for a liquidation or dissolution of the Company; or
iv.A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (iv), if any person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same person will not be considered a Change in Control.
h.“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.
i.“Committee” shall mean, at the discretion of the Board, a Committee of the Board, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board, is a “nonemployee director” within the meaning of Rule 16b-3.
j.“Common Stock” means Class A common stock of the Company.
k.“Company” means Audacy, Inc., a Pennsylvania corporation (f/k/a Entercom Communications Corp.), or any successor thereto.
l.“Consultant” means any natural person, other than an Employee or Non-Employee Director, engaged by the Company or any Subsidiary of the Company to render services to such entity if the person: (i) renders bona fide services to the Company or the Subsidiary; and (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s or any of its Subsidiaries’ securities.
m.“Director” means a member of the Board.
n.“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
o.“Dividend Equivalent” means any right granted under Section 10 of the Plan.
p.“Employee” means any person, including Officers and Directors, employed by the Company or any Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
q. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
r.“Excise Tax” means the excise tax imposed by Section 4999 of the Code.
s.“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. Notwithstanding the preceding, the term Exchange Program does not include any action described in Section 13 or Section 14 and does not to apply to “issuing or assuming a stock option in a transaction to which Section 424(a) applies” within the meaning of Section 424 of the Code.

t.“Fair Market Value” means, as of any date, if the Common Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Common Stock is a national securities exchange or market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Common Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Common Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Administrator determines. If the Common Stock is not publicly traded or, if publicly traded but not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Administrator.
u.“Fiscal Year” means the fiscal year of the Company.
v.“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
w.“Non-Employee Director” means a Director who is not an Employee.
x.“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
y.“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
z.“Option” means a stock option granted pursuant to the Plan.
aa.“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
bb.“Participant” means the holder of an outstanding Award.
cc.“Performance-Based Award” means an Award that is earned or becomes vested on account of achievement of one or more Performance Goals.
dd.“Performance Goals” means the goal(s) determined by the Administrator in its discretion to be applicable to a Participant for a Performance Period.
ee.“Performance Period” means the time period during which the performance objectives or continued status as an Employee, Director or Consultant must be met.
ff.“Period of Restriction” means the period during which any transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture, as provided in Section 7.
gg.“Plan” means this 2022 Equity Compensation Plan, as it may be amended or restated from time to time.
hh.“Prior Plans” means the Audacy Equity Compensation Plan, as amended through May 14, 2021 and the Audacy Acquisition Equity Compensation Plan, as amended and restated.
ii.“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 7 of the Plan.
jj.“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
kk.“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
ll.“Section 16(b)” means Section 16(b) of the Exchange Act.

mm. “Service Provider” means an Employee, Director or Consultant.
nn.“Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
oo.“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.
pp.“Shareholder Approval Date” means the date of shareholder approval of the Plan in accordance with Section 27 herein.
qq.“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code, (but substituting “the Company” for “employer corporation”), provided that any other entity that would qualify as a “subsidiary corporation” in accordance with the forgoing but for its status as an entity other than a corporation shall also be deemed a Subsidiary.
rr.“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary of the Company or with which the Company or any Subsidiary of the Company combines.
ss.“Successor” means, in the event of a Change in Control, the acquiring or succeeding company (or an affiliate thereof).
tt.“Tax Obligations” means tax and social insurance liability obligations and requirements in connection with the Awards, including, without limitation, (a) all U.S. and non-U.S. federal, state, and local taxes (including the Participant’s FICA obligation) that are required to be withheld by the Company or the employing Subsidiary, (b) the Participant’s and, to the extent required by the Company (or the employing Subsidiary), the Company’s (or the employing Subsidiary’s) fringe benefit tax liability, if any, associated with the grant, vesting, or sale of Shares, and (c) any other Company (or employing Subsidiary) taxes the responsibility for which the Participant has agreed to bear with respect to such Award (or exercise thereof or issuance of Shares thereunder).
3.Stock Subject to the Plan.
a.Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is equal to 11,750,000 Shares (the “Share Limit”). The Shares may be authorized, but unissued, or reacquired Common Stock, including shares purchased by the Company on the open market for purposes of the Plan.
b.Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to the Company or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) that were subject thereto will become available for future grant or sale under the Plan. Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Plan. Shares actually issued pursuant to Awards transferred under any Exchange Program to reprice options or stock appreciation rights will not become available for grant under the Plan. Subject to adjustment provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the Share Limit.
c.Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
d.Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary of the Company or the Company’s or any Subsidiary of the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.
e.Successor to the Prior Plans. The Plan is intended as the successor to the Prior Plans. Following the Shareholder Approval Date, no additional stock awards may be granted under the Prior Plans. In addition, from and after 12:01 a.m. Eastern Time on the Shareholder Approval Date, all outstanding stock awards granted under the Prior Plans will remain subject to the terms of the applicable Prior Plan. All Awards granted on or after 12:01 a.m. Eastern Time on the Shareholder Approval Date will be subject to the terms of the Plan.
4.Administration of the Plan.
a.Procedure.
i.Administration. The Plan shall be administered by one or more Committees or the Board. The Board may retain the right to ratify, approve or amend any grants as it deems appropriate. If the Board requires ratification or approval of a grant and the grant is not ratified or approved by the Board, such grant shall not be effective.
ii.Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
b.Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
i.to determine the Fair Market Value;
ii.to select the Service Providers to whom Awards may be granted hereunder;
iii.to determine the number of Shares to be covered by each Award granted hereunder;
iv.to approve forms of Award Agreements for use under the Plan;
v.to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
vi.to determine the terms and conditions of any Exchange Program (provided that no Exchange Program shall be implemented unless the approval of the shareholders of the Company is obtained for such Exchange Program);
vii.to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

viii.to prescribe, amend and rescind rules and regulations relating to the Plan, including (but not limited to) rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws;
ix.to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);
x.to allow Participants to satisfy Tax Obligations in such manner as prescribed in Section 15 of the Plan;
xi.to authorize any person to execute on behalf of the Company any instrument required to affect the grant of an Award previously granted by the Administrator;
xii.to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and
xiii.to make all other determinations deemed necessary or advisable for administering the Plan.
c.Delegation of Authority. Notwithstanding the foregoing, subject to the requirements of Applicable Laws, the Administrator may delegate to the Chief Executive Officer of the Company the authority to make, and amend, Awards to Employees and Consultants who are not subject to the restrictions of Section 16(b) of the Exchange Act. The grant of authority under this Section 4(c) shall be subject to such conditions and limitations as may be determined by the Administrator. If the Chief Executive Officer makes grants pursuant to the delegated authority under this Section 4(c), references in the Plan to the “Administrator,” as they relate to making, or amending, such Awards, shall be deemed to refer to the Chief Executive Officer.
d.Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
e.No Liability. Under no circumstances shall the Company or Subsidiary of the Company, the Administrator, or the Board incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s or Subsidiary’s, the Administrator’s or the Board’s roles in connection with the Plan.
5.Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Dividend Equivalents may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.Stock Options.
a.Limitations. Each Option will be designated in the applicable Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary of the Company) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. The Administrator, in its sole discretion, shall determine the number of Shares subject to each Option. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.
b.Term of Option. The term of each Option will be stated in the Award Agreement. In the case of any Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary of the Company, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
c.Option Exercise Price and Consideration.
i.The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary of the Company, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
ii.Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine conditions that must be satisfied before the Option may be exercised.
iii.Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of: (1) cash; (2) check; (3) subject to the Administrator’s approval and such restrictions as the Administrator deems appropriate, by delivering other Shares (including Shares acquired in connection with the exercise of an Option, such as a net exercise arrangement), provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; or (4) such other method as the Administrator may permit, including consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; or (5) any combination of the foregoing methods of payment.
d.Exercise of Option.
i.Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.
An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

Subject to Section 3(b), exercising an Option will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
i.Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability or termination for Cause, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 90 days following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
ii.Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant ceasing to be a Service Provider as a result of the Participant’s Disability. Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
iii.Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
iv.Termination for Cause. Unless otherwise provided by the Administrator, if a Participant ceases to be a Service Provider on account of Participant’s termination for Cause by the Company or any Subsidiary of the Company, any Option held by the Participant (whether or not then vested) shall terminate as of the date the Participant ceases to be a Service Provider. In addition, notwithstanding the foregoing, if a Participant has engaged in conduct that constitutes Cause at any time while the Participant is a Service Provider or after the Participant ceases to be a Service Provider, any Option held by the Participant (whether or not then vested) shall immediately terminate. If a Participant has engaged in conduct that constitutes Cause, in addition to the immediate termination of all Options, the Participant shall automatically forfeit all Shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the exercise price paid by the Participant for such Shares (subject to any right of setoff by the Company).
7.Restricted Stock.
a.Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
b.Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
c.Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
d.Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
e.Removal of Restrictions. Each certificate for a Share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Award. The Participant shall be entitled to have the legend removed from the stock certificate covering the Shares subject to restrictions when all restrictions on such Shares have lapsed. The Administrator may determine that the Company will not issue certificates for Shares of Restricted Stock until all restrictions on such Shares have lapsed, or that the Company will retain possession of certificates for Shares of Restricted Stock until all restrictions on such Shares have lapsed. Except as otherwise provided in this Section 7 or in an applicable Award Agreement, all restrictions imposed on Restricted Stock shall lapse upon the expiration of the Period of Restriction and the satisfaction of all conditions imposed by the Administrator. The Administrator may waive any or all restrictions and conditions of an Award of Restricted Stock. Unless otherwise determined by the Administrator in the Award Agreement, all restrictions imposed on Restricted Stock shall lapse upon an applicable Participant’s death.
f.Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
g.Dividends, Dividend Equivalents and Other Distributions. Dividends, Dividend Equivalents and other distributions declared during the Period of Restriction applicable to any Restricted Stock Award shall only become payable if (and to the extent) the Period of Restriction applicable to the Restricted Stock Award lapses with all conditions satisfied and the Administrator provides that the Award is accompanied by rights to dividends, Dividend Equivalents or other distributions. Notwithstanding the foregoing, any such rights to dividend, Dividend Equivalent, or other distribution payments are subject to the limitations described in Section 10.
8.Restricted Stock Units.
a.Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. The Administrator shall have complete discretion in determining the number of Restricted Stock Units granted to each Participant. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
b.Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Companywide, functional, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.
c.Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
d.Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.
e.Dividends, Dividend Equivalents and Other Distributions. Dividends, Dividend Equivalents and other distributions declared during the period of time after a Restricted Stock Unit Award is granted and prior to such Award meeting the applicable vesting criteria and settling in Shares shall only become payable if (and to the extent) such Award vests and that the Administrator provides that the Award is accompanied by rights to dividends, Dividend Equivalents or other distributions. Notwithstanding the foregoing, any such rights to dividend, Dividend Equivalent, or other distribution payments are subject to the limitations described in Section 10.
9.Stock Appreciation Rights.
a.Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion, separately or in tandem with any Option (for all or a portion of the applicable Option). The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.
b.Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
c.Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of Shares.
d.Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
e.Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights and a tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
f.Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

i.The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
ii.The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
10.Dividend Equivalents. The Administrator is hereby authorized to grant Dividend Equivalents to Service Providers under which the Participant may be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Administrator) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Administrator. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Administrator shall determine. Notwithstanding the foregoing: (i) the Administrator may not grant Dividend Equivalents to Participants in connection with grants of Options or Stock Appreciation Rights and (ii) dividend and Dividend Equivalent and other distribution amounts with respect to any Award (or Share underlying an Award) may be accrued but not paid to a Participant until all conditions or restrictions relating to such Award and/or Share have been satisfied or lapsed and shall be forfeited if all of such conditions or restrictions are never satisfied or lapse.
11.Compliance With Section 409A of the Code. The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code and any regulations or guidance promulgated thereunder (“Section 409A”), and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, a Participant shall not be considered to have terminated employment or service with the Company, or a Subsidiary of the Company, for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company or any Subsidiary of the Company within the meaning of Section 409A. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A. Notwithstanding anything to the contrary in the Plan or any Award, if and to the extent the Administrator shall determine that the terms of any Award may result in the failure of such Award to comply with or be exempt from the requirements of Section 409A, the Administrator shall have authority to take such action to amend, modify, cancel or terminate the Plan or any Award as it deems necessary or advisable to bring such Award into compliance with or maintain an exemption from Section 409A.
12.Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company or any Subsidiary of the Company. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
13.Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate. In its discretion, the Administrator may permit Participants to, subject to such terms and conditions as the Administrator deems advisable, assign or transfer all or part of vested Nonstatutory Stock Options during a Participant’s lifetime to (a) a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order that relates to the provision of child support, alimony payments or marital property rights, or (b) trust or other similar estate planning entity that is solely for the benefit of the Participant and/or the Participant’s immediate family. In such case, the transferee shall receive and hold the Option subject to the provisions of this Section 13, and there shall be no further assignation or transfer of the Option.
14.Adjustments; Change in Control.
a.Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Administrator shall be final, binding and conclusive.
b.Change in Control.
i.Assumption, Substitution or Continuation of Outstanding Awards. In the event of a Change in Control in which the Successor proposes to assume, substitute or continue equivalent awards (with such adjustments as may be required or permitted by Section 14(a) of the Plan, with appropriate adjustments as to the number and kind of shares and prices), any substitute equivalent award must (a) have a value at least equal to the value of the Award being substituted; (b) relate to a publicly-traded equity security of the Successor involved in the Change in Control or another publicly traded entity that is affiliated with the Successor following the Change in Control; (c) be the same type of award as the Award being substituted; (d) be vested to the extent the Award being substituted was vested at the time of the Change in Control and (e) have other terms and conditions (including by way of example, vesting and exercisability) that are the same or more favorable to the Participant than the terms and conditions of the Award being substituted, in each case, as reasonably determined by the Administrator (as constituted prior to the Change in Control) in good faith. If a Participant’s Award is assumed, substituted or continued by the Successor pursuant to this Section 14(b)(i), then, subject to the remaining provisions of this Section 14(b), such Award will not vest or lapse solely as a result of the Change in Control but will instead remain outstanding under the terms pursuant to which it has been assumed, substituted, or continued and will continue to vest or lapse pursuant to such terms.
A.For the purposes of Section 14(b) of the Plan, an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor or its Parent, the Administrator may, with the consent of the Successor, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the Successor or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
ii.No Assumption, Substitution, or Continuation of Outstanding Awards. If for any reason outstanding Awards are not assumed, substituted, or continued pursuant to Section 14(b)(i), such outstanding Awards will be subject to the following rules, in each case effective immediately prior to such Change in Control but conditioned upon completion of such Change in Control, with any corresponding payments made as soon as reasonably practicable after the Change in Control, but no later than within 30 days following the date of the Change in Control:
A.Options and Stock Appreciation Rights. All Options and Stock Appreciation Rights will become fully vested and exercisable. The Administrator will give Participants a reasonable opportunity (at least 30 days if practicable) to exercise any or all Options and Stock Appreciation Rights before the consummation of the transaction resulting in the Change in Control, provided that any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void and such Options and Stock Appreciation Rights will be restored to their status as if there had been no Change in Control. If a Participant does not exercise all Options and Stock Appreciation Rights prior to the Change in Control, the Administrator will pay such Participant in exchange for the cancellation of each such unexercised Options and Stock Appreciation Rights the difference between the exercise price for such Option or the grant price for such Stock Appreciation Right and the per Share consideration provided to other similarly situated shareholders in such Change in Control; provided, however, that if the exercise price of such Option or the grant price of such Stock Appreciation Right exceeds the aforementioned consideration provided, then such unexercised Option or Stock Appreciation Right will be canceled and terminated without any payment.
B.Vesting of Restricted Stock Units and Lapse of Restricted Stock Restrictions, for Awards that are not Performance-Based Awards. All restrictions imposed on Restricted Stock Units and Restricted Stock that are not performance-based will lapse and be of no further force and effect, such that all such Restricted Stock Units and Restricted Stock will become fully vested, and the Period of Restriction will expire for such Awards of Restricted Stock. Restricted Stock Units will be settled and paid in cash and/or Shares at the Administrator’s discretion, and Restricted Stock will be paid in cash and/or Shares at the Administrator’s discretion; provided, however that if any such payment is to be made in Shares, the Administrator may in its discretion, provide such holders the consideration provided to other similarly situated shareholders in such Change in Control.
C.Vesting, Payment and Achievement of Performance-Based Awards. All Performance-Based Awards for which the Performance Period has been completed as of the date of the Change Control but have not yet been paid will vest and be paid in cash and/or Shares at such time at the Administrator’s discretion, with all Performance Goals to be deemed achieved at actual performance. Unless otherwise provided in the applicable Award Agreement, all Performance-Based Awards for which the Performance Period has not been completed as of the date of the Change in Control will, with respect to each Performance Goal or other vesting criteria, be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, and vest and be paid out for the entire Performance Period (and not pro rata), with the manner of payment to be made in cash or Shares at the Administrator’s discretion; provided, however that if any such payment is to be made in Shares, the Administrator may in its reasonable discretion, provide such holders the consideration provided to other similarly situated shareholders in such Change in Control.
D.Notwithstanding anything in Section 14(b) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its Successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
iii.Termination, Amendment and Modifications of Change in Control Provisions. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of Section 14(b) of the Plan may not be terminated, amended, or modified in any manner that adversely affects any then-outstanding Award or Award Participant without the prior written consent of the Participant, unless for the purpose of complying with Applicable Laws and regulations.
iv.Limitation on Change in Control Payments. Notwithstanding anything in Section 14(b) of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award or the payment of cash in exchange for all or part of the Award (i) could be deemed a “parachute payment” within the meaning of Section 280G of the Code and (ii) but for Section 14(b) of the Plan, would be subject to an Excise Tax, then the “payments” to such Participant pursuant to Section 14(b) of the Plan shall be either (a) delivered in full, or (b) delivered as to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax; whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by the Participant on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. Unless the Company and the Participant otherwise agree in writing, any determination required under this Section 14(b)(iv) shall be made in writing in good faith by an accounting firm chosen by the Administrator. If a reduction in benefits is required only under the Plan, the reduction will apply to the Participant’s “payments” under Section 14(b) of the Plan, as applicable, provided further than such payments will be reduced (or acceleration of vesting eliminated) in the following order: the order specified by the Participant’s Award Agreement, the order specified by any other written agreement between the Participant and the Company, the vesting acceleration of Options or Stock Appreciation Rights, then the vesting acceleration of equity awards other than Options or Stock Appreciation Rights. In the event that acceleration of vesting of Options, Stock Appreciation Rights or other equity awards is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant for the Participant’s Options, Stock Appreciation Rights or other equity awards, as applicable. If two or more Options, Stock Appreciation Rights or other equity awards are granted on the same day, the Options, Stock Appreciation Rights or other equity awards, as applicable, will be reduced on a pro-rata basis. For purposes of making the calculations required by this Section 14(b)(iv), the accountant selected by the Administrator may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to such accountants such information and documents as the accountants may reasonably request in order to make a determination under this Section 14(b)(iv).
15.Tax Withholding.
a.Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Tax Obligations with respect to such Award (or exercise thereof).
b.Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may determine to permit the satisfaction of such withholding obligations for such Tax Obligations, in whole or in part, by any of the following methods (without limitation): (a) causing the Participant to tender a cash payment, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld pursuant to the Tax Obligations but not to exceed the sum of all statutory maximum rates applicable in the Participant's jurisdiction(s) (provided, in the case of a Participant who is an “officer” of the Company as defined in Rule 16a-1(f) promulgated pursuant to the Exchange Act, or any successor law (or any successor rule), that any withholding amount that exceeds the amount that is required to be withheld pursuant to the Tax Obligations for such Participant is approved in advance by the Administrator or the Board (such requirement, the “Section 16 Officer Condition”)), (c) causing the Participant to deliver to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld pursuant to the Tax Obligations but not to exceed the sum of all statutory maximum rates applicable in the Participant's jurisdiction(s), subject to the Section 16 Officer Condition, or (d) having the Company withhold from proceeds of the sale of Shares issued pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company, provided that, in all instances, the satisfaction of the Tax Obligations will not result in any adverse accounting consequence to the Company, as the Administrator may determine in its sole discretion. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
16.No Effect on Employment or Service; No Rights to Future Awards. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or a Subsidiary of the Company, nor will they interfere in any way with the Participant’s right or the right of the Company or a Subsidiary of the Company to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws. Nothing in the Plan shall entitle any Service Provider or any other person to any claim or right to be granted an Award.
17.Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later (but not earlier) date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.Term of Plan. Subject to Section 27 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.
19.Amendment and Termination of the Plan.
a.Amendment and Termination. The Board or its delegate may at any time amend, alter, suspend or terminate the Plan.
b.Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
c.Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
20.Conditions Upon Issuance of Shares.
a.Legal Compliance. Shares will not be issued pursuant to the exercise or vesting of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance. For the avoidance of doubt, no Common Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal and contractual restrictions applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Administrator.
b.Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
21.Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.
22.Clawback; Other Company Policies. Notwithstanding any other provision of the Plan to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy of the Company currently in effect or as may be adopted by the Company and, in each case, as may be amended from time to time. No such policy adoption or amendment shall require a Participant’s prior consent. All Awards granted under the Plan shall be and remain subject to any other applicable policies of the Company and any Subsidiary of the Company, such as insider trading policies as they may exist from time to time.
23.Limitations Applicable to Officers. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Laws, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
24.Funding of the Plan. This Plan shall be unfunded and is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended. No provision contained herein shall be construed to require that (a) the Company be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under this Plan, or (b) interest be paid or accrued on any Award or on any subsequent distribution of Common Stock, payment of cash, release or lapse of any restrictions on Common Stock, or any other distribution or payment of property or cash pursuant to the exercise of any rights provided by any Awards.
25.No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Administrator shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be disregarded or otherwise eliminated.
26.Choice of Law and Venue. The Plan shall be administered, construed and governed in accordance with the Code, and the laws of the Commonwealth of Pennsylvania, but without regard to its conflict of law rules. The Participant agrees to consent to personal jurisdiction of the state and federal courts situated within the Commonwealth of Pennsylvania for purposes of enforcing this Plan, and waive any objection that the Participant might have to personal jurisdiction or venue in those courts.
27.Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws.
*********

PROXY                                                     PROXY
AUDACY, INC.

PROXY FOR CLASS A COMMON STOCK
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
TUESDAY, MAY 10, 2022 AT 8:30 AM

The undersigned holder of Class A Common Stock, par value $0.01, of Audacy, Inc. (the “Company”) hereby appoints Richard J. Schmaeling and Andrew P. Sutor, IV, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class A Common Stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held as a virtual meeting via live webcast on Tuesday, May 10, 2022 at 8:30 a.m., Eastern Daylight Time, accessible at https://web.lumiagm.com/290521398, Password: audacy2022, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

(Continued and to be signed on the reverse side.)

______________________________________________________________________________________________________

ANNUAL MEETING SHAREHOLDERS OF

AUDACY, INC.

May 10, 2022

CLASS A COMMON STOCK

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON
MAY 10, 2022. THE PROXY STATEMENT AND ANNUAL REPORT ARE
AVAILABLE AT www.audacyinc.com/investors.
SELECT “ANNUAL MEETING AND PROXY MATERIALS.”

Please sign, date and mail
your proxy card in the
envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A “FOR” VOTE WITH RESPECT TO PROPOSALS 1, 2, 3, 4 AND 5.

1. & 2. Election of one Class A and three other Directors in Board Class II, each with a three year term expiring at the 2025 Annual Meeting or until each such Director’s successor is duly elected and qualified.

[ ] FOR NOMINEE [ ] WITHHOLD [ ] FOR ALL EXCEPT

Class A Director: [ ] Mark R. LaNeve
Other Directors: [ ] Sean R. Creamer [ ] Joel Hollander    [ ] Monique L. Nelson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here (X).
_____________________________________________________________________________________________
3.    To approve an amendment and restatement to the Audacy Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder.

[ ] FOR [ ] AGAINST [ ] ABSTAIN
_____________________________________________________________________________________________
4.    To approve the Audacy 2022 Equity Compensation Plan

[ ] FOR [ ] AGAINST [ ] ABSTAIN
_____________________________________________________________________________________________
5. To ratify the Selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

[ ] FOR [ ] AGAINST [ ] ABSTAIN
_____________________________________________________________________________________________
6. To transact such other business as may properly come before the Annual Meeting and/or any adjournments thereof.
____________________________________________________________________________________

The undersigned acknowledges access to the Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposals 1 - 5 are fully explained.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If you provide a proxy without indicating how you wish to vote, all of your shares will be voted at the discretion of your proxies on any matter that may be properly brought before the Annual Meeting, except to the extent such discretionary voting is not permitted by any applicable rules or regulations. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

_____________________        ________        ______________________     _________
Signature of Shareholder        Date            Signature of Shareholder         Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address in the address space above. [ ]
Please note that changes to the registered name(s) on the account may not be submitted via this method.

PROXY                                                 PROXY
AUDACY, INC.

PROXY FOR CLASS B COMMON STOCK
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
TUESDAY, MAY 10, 2022 AT 8:30 AM

The undersigned holder of Class B Common Stock, par value $0.01, of Audacy, Inc. (the “Company”) hereby appoints David J. Field, Joseph M. Field and Andrew P. Sutor, IV, or any of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class B Common Stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held as a virtual meeting via live webcast on Tuesday, May 10, 2022 at 8:30 a.m., Eastern Daylight Time, accessible at https://web.lumiagm.com/290521398, Password: audacy2022, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

(Continued and to be signed on the reverse side.)

_____________________________________________________________________________________________

ANNUAL MEETING SHAREHOLDERS OF

AUDACY, INC.

May 10, 2022

CLASS B COMMON STOCK

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON
MAY 10, 2022. THE PROXY STATEMENT AND ANNUAL REPORT ARE
AVAILABLE AT www.audacyinc.com/investors.
SELECT “ANNUAL MEETING AND PROXY MATERIALS.”

Please sign, date and mail
your proxy card in the
envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A “FOR” VOTE WITH RESPECT TO PROPOSALS 2, 3, 4 AND 5.

2. Election of three Other Directors in Board Class II, each with a three year term expiring at the 2025 Annual Meeting or until each such Director’s successor is duly elected and qualified.

[ ] FOR NOMINEE [ ] WITHHOLD [ ] FOR ALL EXCEPT

Other Directors: [ ] Sean R. Creamer [ ] Joel Hollander        [ ] Monique L. Nelson

INSTRUCTIONS:    To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here (X).
_____________________________________________________________________________________________
3.    To approve an amendment and restatement to the Audacy Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder.

[ ] FOR [ ] AGAINST [ ] ABSTAIN
_____________________________________________________________________________________________
4.    To approve the Audacy 2022 Equity Compensation Plan

[ ] FOR [ ] AGAINST [ ] ABSTAIN
_____________________________________________________________________________________________
5. To ratify the Selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

[ ] FOR [ ] AGAINST [ ] ABSTAIN
_____________________________________________________________________________________________
6. To transact such other business as may properly come before the Annual Meeting and/or any adjournments thereof.
____________________________________________________________________________________

The undersigned acknowledges access to the Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposals 1 - 5 are fully explained.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If you provide a proxy without indicating how you wish to vote, all of your shares will be voted at the discretion of your proxies on any matter that may be properly brought before the Annual Meeting, except to the extent such discretionary voting is not permitted by any applicable rules or regulations. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

______________________    ________        _____________________        ________
Signature of Shareholder     Date             Signature of Shareholder        Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address in the address space above. [ ]
Please note that changes to the registered name(s) on the account may not be submitted via this method.